MESSAGE FROM NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

--------------------------------------------------------------------------------

Dear Policyowner:

We're pleased to present the December 31, 2007 Annual Report for your New York Life Insurance and Annuity Corporation variable annuity and/or variable universal life policy.

This report contains performance information, financial statements, notes and highlights, and other pertinent data for each of the Investment Divisions available under your policy. In addition, some of the portfolio managers provide a discussion of their portfolio's performance. Policyowners of NYLIAC Facilitator(R) Multi-Funded Variable Annuity (MFA) policies should refer to page 3 and policyowners of NYLIAC Variable Life Insurance (VLI) policies should refer to page 18 for their respective financial statements.

We encourage you to take the time to review this information and evaluate the plans you have in place. Now would also be a good time to get in touch with your Registered Representative. He or she is a trained professional who can help you devise a strategy to meet your financial objectives.

Although no one knows for certain what the future may bring, we want to assure you of our commitment to helping you plan for your financial goals. We appreciate the trust you have placed with our company, and we will continue to evaluate our products and services in order to keep them responsive to your financial needs and the changing times.

February 2008

                       This page intentionally left blank

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2007




                                     COMMON STOCK                            BOND                            MONEY MARKET
                                      INVESTMENT                          INVESTMENT                          INVESTMENT
                                       DIVISIONS                           DIVISIONS                           DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

ASSETS:
  Investments in the
     Mainstay VP
     Series Fund, Inc.,
     at net asset
     value..............     $38,172,370      $100,453,166       $10,555,568       $25,882,153       $1,351,403        $2,509,974
  Dividends due and
     accrued............              --                --                --                --            4,663             8,698
     Net receivable from
       (payable to) to
       New York Life
       Insurance and
       Annuity
       Corporation......          (5,417)            1,540           (19,226)              337               --               572

LIABILITIES:
  Liability to New York
     Life Insurance and
     Annuity Corporation
     for:
     Mortality and
       expense risk
       charges..........         126,623           333,189            34,841            85,629            4,296             8,042
     Administrative
       charges..........              --           133,276                --            34,251               --             3,217
                             -----------      ------------       -----------       -----------       ----------        ----------
          Total net
            assets......     $38,040,330      $ 99,988,241       $10,501,501       $25,762,610       $1,351,770        $2,507,985
                             ===========      ============       ===========       ===========       ==========        ==========

TOTAL NET ASSETS
  REPRESENTED BY:
  Net Assets of
     Policyowners.......     $38,040,330      $ 99,988,241       $10,501,501       $25,762,610       $1,351,770        $2,507,985
                             ===========      ============       ===========       ===========       ==========        ==========
     Variable
       accumulation unit
       value............     $     82.27      $      72.96       $     47.86       $     42.45       $    24.93        $    22.11
                             ===========      ============       ===========       ===========       ==========        ==========

Identified Cost of
  Investment............     $40,239,685      $ 99,636,976       $ 9,903,700       $24,339,407       $1,351,431        $2,510,014
                             ===========      ============       ===========       ===========       ==========        ==========




STATEMENT OF OPERATIONS
For the year ended December 31, 2007




                                COMMON STOCK INVESTMENT                                                 MONEY MARKET INVESTMENT
                                       DIVISIONS                   BOND INVESTMENT DIVISIONS                   DIVISIONS
                           --------------------------------    --------------------------------    --------------------------------
                               SINGLE           FLEXIBLE           SINGLE           FLEXIBLE           SINGLE           FLEXIBLE
                               PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM           PREMIUM
                              POLICIES          POLICIES          POLICIES          POLICIES          POLICIES          POLICIES
                           --------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  (LOSS):
  Dividend income.......     $   492,398      $  1,295,989       $   382,132       $   940,247        $  61,339         $ 115,684
  Mortality and expense
     risk charges.......        (514,637)       (1,352,507)         (134,561)         (332,602)         (16,234)          (30,584)
  Administrative
     charges............              --          (541,003)               --          (133,041)              --           (12,234)
                             -----------      ------------       -----------       -----------        ---------         ---------
       Net investment
          income
          (loss)........         (22,239)         (597,521)          247,571           474,604           45,105            72,866
                             -----------      ------------       -----------       -----------        ---------         ---------

REALIZED AND UNREALIZED
  GAIN (LOSS):
  Proceeds from sale of
     investments........       7,440,152        17,399,947         1,628,260         4,088,823          148,006           278,849
  Cost of investments
     sold...............      (6,943,704)      (13,658,101)       (1,511,786)       (3,853,731)        (148,018)         (278,870)
                             -----------      ------------       -----------       -----------        ---------         ---------
       Net realized gain
          (loss) on
          investments...         496,448         3,741,846           116,474           235,092              (12)              (21)
  Realized gain
     distribution
     received...........       2,931,680         7,716,168                --                --               --                --
  Change in unrealized
     appreciation
     (depreciation) on
     investments........      (1,759,417)       (7,064,184)          180,430           493,515               18                33
                             -----------      ------------       -----------       -----------        ---------         ---------
       Net gain (loss)
          on
          investments...       1,668,711         4,393,830           296,904           728,607                6                12
                             -----------      ------------       -----------       -----------        ---------         ---------
          Net increase
            (decrease)
            in net
            assets
            resulting
            from
            operations..     $ 1,646,472      $  3,796,309       $   544,475       $ 1,203,211        $  45,111         $  72,878
                             ===========      ============       ===========       ===========        =========         =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2007
and December 31, 2006




                                                                                           COMMON STOCK
                                                                                       INVESTMENT DIVISIONS
                                                               --------------------------------------------------------------------
                                                                        SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                           POLICIES                            POLICIES
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (22,239)      $  (291,247)     $   (597,521)     $ (1,274,925)
     Net realized gain (loss) on investments................         496,448           494,603         3,741,846         2,278,476
     Realized gain distribution received....................       2,931,680           929,043         7,716,168         2,410,909
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (1,759,417)        4,801,138        (7,064,184)       11,203,775
                                                                 -----------       -----------      ------------      ------------
       Net increase (decrease) in net assets resulting from
          operations........................................       1,646,472         5,933,537         3,796,309        14,618,235
                                                                 -----------       -----------      ------------      ------------
  Contributions and (withdrawals):
     Payments received from policyowners....................          98,434           192,743         1,071,464         1,493,015
     Policyowners' surrenders...............................      (5,735,664)       (5,032,691)      (14,570,407)      (10,659,392)
     Policyowners' annuity and death benefits...............        (390,523)         (208,718)         (944,407)         (460,374)
     Net transfers from (to) Fixed Account..................        (461,700)         (186,055)         (358,987)         (537,215)
     Transfers between Investment Divisions.................         (35,565)         (114,230)         (218,680)          198,218
                                                                 -----------       -----------      ------------      ------------
       Net contributions and (withdrawals)..................      (6,525,018)       (5,348,951)      (15,021,017)       (9,965,748)
                                                                 -----------       -----------      ------------      ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (5,904)          (21,743)          (21,568)          (77,624)
                                                                 -----------       -----------      ------------      ------------
          Increase (decrease) in net assets.................      (4,884,450)          562,843       (11,246,276)        4,574,863

NET ASSETS:
     Beginning of year......................................      42,924,780        42,361,937       111,234,517       106,659,654
                                                                 -----------       -----------      ------------      ------------
     End of year............................................     $38,040,330       $42,924,780      $ 99,988,241      $111,234,517
                                                                 ===========       ===========      ============      ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC MFA SEPARATE ACCOUNT-I
                                                          TAX-QUALIFIED POLICIES




                           BOND INVESTMENT                                               MONEY MARKET
                              DIVISIONS                                              INVESTMENT DIVISIONS
     ----------------------------------------------------------- -----------------------------------------------------------
             SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
                POLICIES                      POLICIES                      POLICIES                      POLICIES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $   247,571    $   (17,523)   $   474,604    $  (177,238)   $   45,105     $   40,851     $   72,866     $   65,999
           116,474         10,704        235,092         53,649           (12)           (16)           (21)           (19)
                --             --             --             --            --             --             --             --

           180,430        369,937        493,515        867,232            18            (20)            33            (48)
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------

           544,475        363,118      1,203,211        743,643        45,111         40,815         72,878         65,932
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------

            62,783        153,710        283,126        503,518        89,325          9,622         59,287         55,199
        (1,447,689)    (2,103,483)    (3,467,584)    (3,176,709)      (56,777)      (292,807)      (197,470)      (213,085)
           (15,809)       (64,175)      (163,508)       (69,323)           --        (15,374)       (14,382)        (5,742)
           (18,108)       (65,279)       (90,904)      (338,990)      (25,109)          (923)        12,734       (414,764)
            10,533        (55,369)       (33,791)      (320,150)       26,226        169,599        252,536        121,819
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
        (1,408,290)    (2,134,596)    (3,472,661)    (3,401,654)       33,665       (129,883)       112,705       (456,573)
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------


            (1,615)        (1,224)        (5,578)        (4,143)         (153)          (139)          (402)          (372)
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
          (865,430)    (1,772,702)    (2,275,028)    (2,662,154)       78,623        (89,207)       185,181       (391,013)


        11,366,931     13,139,633     28,037,638     30,699,792     1,273,147      1,362,354      2,322,804      2,713,817
       -----------    -----------    -----------    -----------    ----------     ----------     ----------     ----------
       $10,501,501    $11,366,931    $25,762,610    $28,037,638    $1,351,770     $1,273,147     $2,507,985     $2,322,804
       ===========    ===========    ===========    ===========    ==========     ==========     ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (This page intentionally left blank)

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2007



                                                   COMMON STOCK                        BOND
                                                    INVESTMENT                      INVESTMENT
                                                     DIVISIONS                       DIVISIONS
                                          ------------------------------  ------------------------------
                                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                                              PREMIUM         PREMIUM         PREMIUM         PREMIUM
                                             POLICIES        POLICIES        POLICIES        POLICIES
                                          --------------------------------------------------------------

ASSETS:
  Investments in the Mainstay VP Series
     Fund, Inc., at net asset value.....    $52,693,114     $10,986,606     $18,092,098     $3,116,397
  Dividends due and accrued.............             --              --              --             --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation........................        (23,542)            615         (10,412)           (78)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges..........................        174,061          35,987          61,322         10,154
     Administrative charges.............             --          14,395              --          4,062
                                            -----------     -----------     -----------     ----------
       Total net assets.................    $52,495,511     $10,936,839     $18,020,364     $3,102,103
                                            ===========     ===========     ===========     ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............    $52,495,511     $10,936,839     $18,020,364     $3,102,103
                                            ===========     ===========     ===========     ==========
     Variable accumulation unit value...    $     82.27     $     72.96     $     48.04     $    42.51
                                            ===========     ===========     ===========     ==========

Identified Cost of Investment...........    $55,180,965     $10,870,060     $17,107,440     $2,949,937
                                            ===========     ===========     ===========     ==========


                                                   MONEY MARKET
                                                    INVESTMENT
                                                     DIVISIONS
                                          ------------------------------
                                              SINGLE         FLEXIBLE
                                              PREMIUM         PREMIUM
                                             POLICIES        POLICIES
                                          ------------------------------

ASSETS:
  Investments in the Mainstay VP Series
     Fund, Inc., at net asset value.....    $1,676,792       $313,104
  Dividends due and accrued.............         5,788          1,080
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation........................            --             10

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges..........................         5,370          1,145
     Administrative charges.............            --            458
                                            ----------       --------
       Total net assets.................    $1,677,210       $312,591
                                            ==========       ========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners............    $1,677,210       $312,591
                                            ==========       ========
     Variable accumulation unit value...    $    24.93       $  22.11
                                            ==========       ========

Identified Cost of Investment...........    $1,676,849       $313,104
                                            ==========       ========




STATEMENT OF OPERATIONS
For the year ended December 31, 2007



                                                   COMMON STOCK                        BOND
                                                    INVESTMENT                      INVESTMENT
                                                     DIVISIONS                       DIVISIONS
                                          ------------------------------  ------------------------------
                                              SINGLE         FLEXIBLE         SINGLE         FLEXIBLE
                                              PREMIUM         PREMIUM         PREMIUM         PREMIUM
                                             POLICIES        POLICIES        POLICIES        POLICIES
                                          --------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   677,878     $   138,964     $   681,831      $ 111,192
  Mortality and expense risk charges....       (703,035)       (147,720)       (237,114)       (38,554)
  Administrative charges................             --         (59,088)             --        (15,422)
                                            -----------     -----------     -----------      ---------
       Net investment income (loss).....        (25,157)        (67,844)        444,717         57,216
                                            -----------     -----------     -----------      ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      8,342,093       2,067,173       2,948,787        311,400
  Cost of investments sold..............     (7,743,972)     (1,900,296)     (2,639,644)      (297,355)
                                            -----------     -----------     -----------      ---------
       Net realized gain (loss) on
          investments...................        598,121         166,877         309,143         14,045
  Realized gain distribution received...      4,036,009         827,375              --             --
  Change in unrealized appreciation
     (depreciation) on investments......     (2,376,161)       (516,009)        200,267         69,943
                                            -----------     -----------     -----------      ---------
       Net gain (loss) on investments...      2,257,969         478,243         509,410         83,988
                                            -----------     -----------     -----------      ---------
       Net increase (decrease) in net
          assets resulting from
          operations....................    $ 2,232,812     $   410,399     $   954,127      $ 141,204
                                            ===========     ===========     ===========      =========


                                                   MONEY MARKET
                                                    INVESTMENT
                                                     DIVISIONS
                                          ------------------------------
                                              SINGLE         FLEXIBLE
                                              PREMIUM         PREMIUM
                                             POLICIES        POLICIES
                                          ------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $  75,498       $  19,875
  Mortality and expense risk charges....       (19,988)         (5,235)
  Administrative charges................            --          (2,094)
                                             ---------       ---------
       Net investment income (loss).....        55,510          12,546
                                             ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       207,301         262,465
  Cost of investments sold..............      (207,314)       (262,468)
                                             ---------       ---------
       Net realized gain (loss) on
          investments...................           (13)             (3)
  Realized gain distribution received...            --              --
  Change in unrealized appreciation
     (depreciation) on investments......            20               5
                                             ---------       ---------
       Net gain (loss) on investments...             7               2
                                             ---------       ---------
       Net increase (decrease) in net
          assets resulting from
          operations....................     $  55,517       $  12,548
                                             =========       =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2007
and December 31, 2006






                                                                                           COMMON STOCK
                                                                                       INVESTMENT DIVISIONS
                                                               --------------------------------------------------------------------
                                                                        SINGLE PREMIUM                     FLEXIBLE PREMIUM
                                                                           POLICIES                            POLICIES
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (25,157)      $  (389,781)      $   (67,844)      $  (139,676)
     Net realized gain (loss) on investments................         598,121           719,284           166,877           260,496
     Realized gain distribution received....................       4,036,009         1,242,486           827,375           266,549
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (2,376,161)        6,339,559          (516,009)        1,205,409
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       2,232,812         7,911,548           410,399         1,592,778
                                                                 -----------       -----------       -----------       -----------
  Contributions and (withdrawals):
     Payments received from policyowners, net of reversals..          16,250            26,576            72,448            57,522
     Policyowners' surrenders...............................      (5,659,003)       (4,880,094)       (1,284,502)         (947,166)
     Policyowners' annuity and death benefits...............      (1,115,820)       (1,277,380)         (271,411)         (193,893)
     Net transfers from (to) Fixed Account..................         (16,079)         (490,427)          (41,463)          (25,579)
     Transfers between Investment Divisions.................        (358,799)         (291,880)         (250,685)           21,648
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................      (7,133,451)       (6,913,205)       (1,775,613)       (1,087,468)
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (7,941)          (29,080)           (2,360)           (8,490)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................      (4,908,580)          969,263        (1,367,574)          496,820
NET ASSETS:
     Beginning of year......................................      57,404,091        56,434,828        12,304,413        11,807,593
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $52,495,511       $57,404,091       $10,936,839       $12,304,413
                                                                 ===========       ===========       ===========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  NYLIAC MFA SEPARATE ACCOUNT-II
                                                          NON-QUALIFIED POLICIES









                           BOND INVESTMENT                                               MONEY MARKET
                              DIVISIONS                                              INVESTMENT DIVISIONS
     ----------------------------------------------------------- -----------------------------------------------------------
             SINGLE PREMIUM               FLEXIBLE PREMIUM               SINGLE PREMIUM               FLEXIBLE PREMIUM
                POLICIES                      POLICIES                      POLICIES                      POLICIES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $   444,717    $   (24,662)   $   57,216     $  (19,180)    $   55,510     $   48,046      $  12,546      $ 10,421
           309,143         51,953        14,045          4,841            (13)            (1)            (3)            1
                --             --            --             --             --             --             --            --

           200,267        602,070        69,943         97,632             20            (41)             5           (11)
       -----------    -----------    ----------     ----------     ----------     ----------      ---------      --------

           954,127        629,361       141,204         83,293         55,517         48,004         12,548        10,411
       -----------    -----------    ----------     ----------     ----------     ----------      ---------      --------

             3,750        (28,356)       26,225         21,266             --             --          3,618         5,135
        (2,172,312)    (2,172,264)     (139,526)      (208,349)      (147,946)      (173,095)      (212,207)      (30,132)
          (399,778)      (416,433)      (57,134)       (59,308)        (9,774)        (9,155)        (4,664)       (6,954)
           (28,330)       (83,884)      (19,576)       (39,081)        (9,655)        (9,543)            --          (227)
            68,169        110,266         8,145        (35,660)       290,630        181,310        242,540        14,005
       -----------    -----------    ----------     ----------     ----------     ----------      ---------      --------
        (2,528,501)    (2,590,671)     (181,866)      (321,132)       123,255        (10,483)        29,287       (18,173)
       -----------    -----------    ----------     ----------     ----------     ----------      ---------      --------


            (2,849)        (2,095)         (650)          (460)          (186)          (162)           (69)          (57)
       -----------    -----------    ----------     ----------     ----------     ----------      ---------      --------
        (1,577,223)    (1,963,405)      (41,312)      (238,299)       178,586         37,359         41,766        (7,819)


        19,597,587     21,560,992     3,143,415      3,381,714      1,498,624      1,461,265        270,825       278,644
       -----------    -----------    ----------     ----------     ----------     ----------      ---------      --------
       $18,020,364    $19,597,587    $3,102,103     $3,143,415     $1,677,210     $1,498,624      $ 312,591      $270,825
       ===========    ===========    ==========     ==========     ==========     ==========      =========      ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

NYLIAC MFA Separate Account-I ("Separate Account-I") and NYLIAC MFA Separate Account-II ("Separate Account-II") were established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. These accounts were established to receive and invest net premium payments under Tax Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-I") and Non-Qualified Multi-Funded Retirement Annuity Policies ("Separate Account-II") issued by NYLIAC. Effective December 19, 1994, sales of all such policies were discontinued.

     Separate Account-I and Separate Account-II are registered under the Investment Company Act of 1940, as amended, as unit investment trusts. The assets of Separate Account-I and Separate Account-II, which are all in the accumulation phase, are invested exclusively in shares of eligible portfolios of the MainStay VP Series Fund, Inc., a diversified open-end management investment company, and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings") and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM Holdings is a wholly-owned subsidiary of New York Life Insurance Company. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

     There are six Investment Divisions within both Separate Account-I and Separate Account-II, three of which invest Single Premium Policy net premium payments and three of which invest Flexible Premium Policy net premium payments. The Common Stock Investment Divisions invest in the MainStay VP Common Stock Portfolio-Initial Class, the Bond Investment Divisions invest in the MainStay VP Bond Portfolio-Initial Class, and the Money Market Investment Divisions invest in the MainStay VP Cash Management Portfolio. Net premium payments received are allocated to the Investment Divisions of Separate Account-I or Separate Account-II according to policyowner instructions. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of Separate Account-I or Separate Account-II and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of Separate Account-I or Separate Account-II under current Federal income tax law.

     Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. The application of this Statement could change current practices in determining fair value. The guidance in SFAS No. 157 will be applied prospectively with certain exceptions. This statement is effective January 1, 2008, at which time the Company plans to adopt this guidance. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES



NOTE 2--Investments (in 000's)

--------------------------------------------------------------------------------

At December 31, 2007, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of Separate Account-I and Separate Account-II is as follows:


                                         COMMON STOCK                BOND                MONEY MARKET
                                     INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                    ---------------------   ---------------------   ---------------------
                                      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                     POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                    ---------------------------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Number of shares..................     1,618       4,257         756       1,854       1,351       2,510
Identified cost...................   $40,240     $99,637     $ 9,904     $24,339      $1,351      $2,510

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Number of shares..................     2,233         466       1,296         223       1,677         313
Identified cost...................   $55,181     $10,870     $17,107     $ 2,950      $1,677      $  313


Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2007 were as follows:


                                         COMMON STOCK                BOND                MONEY MARKET
                                     INVESTMENT DIVISIONS    INVESTMENT DIVISIONS    INVESTMENT DIVISIONS
                                    ---------------------   ---------------------   ---------------------
                                      SINGLE     FLEXIBLE     SINGLE     FLEXIBLE     SINGLE     FLEXIBLE
                                     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM     PREMIUM
                                     POLICIES    POLICIES    POLICIES    POLICIES    POLICIES    POLICIES
                                    ---------------------------------------------------------------------


SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Purchases.........................    $3,806     $ 9,272      $  482      $1,063       $227        $465
Proceeds from sales...............     7,440      17,400       1,628       4,089        148         279

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Purchases.........................    $5,217     $ 1,042      $  867      $  186       $387        $304
Proceeds from sales...............     8,342       2,067       2,949         311        207         262





--------------------------------------------------------------------------------

NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

NYLIAC deducts an annual policy service charge for Flexible Premium Policies on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender the policy's accumulation value is less than $10,000. This charge is the lesser of $30 or 1% of the policy's accumulation value. This charge covers the cost for providing services such as collecting, processing and confirming purchase payments. This charge is shown as a reduction to payments received from policyowners in the accompanying statements of changes in net assets.

     NYLIAC deducts a surrender charge on certain partial withdrawals or surrenders from Single Premium and Flexible Premium policies. For Single Premium policies, NYLIAC assesses a charge based on the length of time each payment is in the policy before it is withdrawn. Single Premium policyholders can make up to four additional purchase payments each policy year. The surrender charge for Single Premium policyholders is 7% of the amount withdrawn or surrendered during the first policy year that a purchase payment is made. This charge declines 1% for each additional policy year that a purchase payment is in the policy until the seventh policy year, after which no charge is made. The surrender charge for Flexible Premium policies is 7% of the amount withdrawn or surrendered during the first four policy years. This charge then declines 1% each policy year until the tenth policy year, after which no charge is made. These charges are recorded with surrenders in the accompanying statements of changes in net assets. Surrender charges are paid to NYLIAC.

     Single and Flexible Premium policies of Separate Account-I and Separate Account-II are charged for the mortality and expense risks assumed by NYLIAC. Additionally, Flexible Premium policies are charged for administrative services provided by NYLIAC. These charges are made daily at an annual rate of 1.25% for mortality and expense risks and an additional .50% for administrative charges on Flexible Premium policies, of the daily average variable accumulation value of each Investment Division. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.



--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

Separate Account-I and Separate Account-II do not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):

--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2007 and 2006, were as follows:



                                                       COMMON STOCK INVESTMENT DIVISIONS
                                                   -----------------------------------------
                                                     SINGLE PREMIUM        FLEXIBLE PREMIUM
                                                        POLICIES               POLICIES
                                                   ------------------    -------------------
                                                     2007       2006       2007        2006
                                                   -----------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED POLICIES)
Units issued.....................................      1          3          15          25
Units redeemed...................................    (81)       (77)       (222)       (178)
                                                     ---        ---        ----        ----
  Net increase (decrease)........................    (80)       (74)       (207)       (153)
                                                     ===        ===        ====        ====

SEPARATE ACCOUNT-II (NON-QUALIFIED POLICIES)
Units issued.....................................     --          1           1           1
Units redeemed...................................    (87)       (95)        (25)        (18)
                                                     ---        ---        ----        ----
  Net increase (decrease)........................    (87)       (94)        (24)        (17)
                                                     ===        ===        ====        ====


                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES








              BOND INVESTMENT DIVISIONS               MONEY MARKET INVESTMENT DIVISIONS
      ----------------------------------------    ----------------------------------------
        SINGLE PREMIUM       FLEXIBLE PREMIUM       SINGLE PREMIUM       FLEXIBLE PREMIUM
           POLICIES              POLICIES              POLICIES              POLICIES
      ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006
      ------------------------------------------------------------------------------------


          2          3          7         13          4          8         15          8
        (32)       (52)       (92)       (99)        (3)       (14)       (10)       (30)
        ---        ---        ---        ---         --        ---        ---        ---
        (30)       (49)       (85)       (86)         1         (6)         5        (22)
        ===        ===        ===        ===         ==        ===        ===        ===


          2          2          1         --         12          8         11          1
        (56)       (60)        (5)        (9)        (7)        (9)       (10)        (1)
        ---        ---        ---        ---         --        ---        ---        ---
        (54)       (58)        (4)        (9)         5         (1)         1         --
        ===        ===        ===        ===         ==        ===        ===        ===


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2007, 2006, 2005, 2004 and 2003:



                                                SINGLE PREMIUM POLICIES (A)
COMMON STOCK INVESTMENT DIVISIONS    ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $38,040   $42,925   $42,362   $44,660   $46,214
Units Outstanding..................       462       542       616       690       782
Variable Accumulation Unit Value...   $ 82.27   $ 79.23   $ 68.87   $ 64.76   $ 59.13
Total Return.......................      3.8%     15.0%      6.3%      9.5%     24.8%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.4%      1.0%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $52,496   $57,404   $56,435   $58,661   $58,628
Units Outstanding..................       638       725       819       906       992
Variable Accumulation Unit Value...   $ 82.27   $ 79.23   $ 68.87   $ 64.76   $ 59.13
Total Return.......................      3.8%     15.0%      6.3%      9.5%     24.8%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.4%      1.0%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $99,988  $111,235  $106,660  $111,435  $111,812
Units Outstanding..................     1,370     1,577     1,730     1,911     2,090
Variable Accumulation Unit Value...   $ 72.96  $  70.62  $  61.69  $  58.30  $  53.50
Total Return.......................      3.3%     14.5%      5.8%      9.0%     24.2%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.4%      1.1%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $10,937  $ 12,304  $ 11,808  $ 12,147  $ 11,991
Units Outstanding..................       150       174       191       208       224
Variable Accumulation Unit Value...   $ 72.96  $  70.62  $  61.69  $  58.30  $  53.50
Total Return.......................      3.3%     14.5%      5.8%      9.0%     24.2%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.4%      1.0%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

                                          NYLIAC MFA SEPARATE ACCOUNTS-I AND -II
                                        TAX-QUALIFIED AND NON-QUALIFIED POLICIES




--------------------------------------------------------------------------------






                                                SINGLE PREMIUM POLICIES (A)
BOND INVESTMENT DIVISIONS            ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $10,502   $11,367   $13,140   $14,610   $15,822
Units Outstanding..................       220       250       299       335       372
Variable Accumulation Unit Value...   $ 47.86   $ 45.50   $ 44.07   $ 43.67   $ 42.48
Total Return.......................      5.2%      3.3%      0.9%      2.8%      3.2%
Investment Income Ratio............      3.5%      1.1%      3.1%      3.5%      3.9%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $18,020   $19,598   $21,561   $24,234   $27,862
Units Outstanding..................       375       429       487       553       653
Variable Accumulation Unit Value...   $ 48.04   $ 45.67   $ 44.23   $ 43.83   $ 42.64
Total Return.......................      5.2%      3.3%      0.9%      2.8%      3.2%
Investment Income Ratio............      3.6%      1.1%      3.1%      3.4%      3.9%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $25,763   $28,038   $30,700   $33,193   $36,131
Units Outstanding..................       607       692       778       844       940
Variable Accumulation Unit Value...   $ 42.45   $ 40.56   $ 39.48   $ 39.31   $ 38.43
Total Return.......................      4.7%      2.7%      0.4%      2.3%      2.7%
Investment Income Ratio............      3.5%      1.1%      3.1%      3.4%      4.0%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $ 3,102   $ 3,143   $ 3,382   $ 3,638   $ 3,817
Units Outstanding..................        73        77        86        92        99
Variable Accumulation Unit Value...   $ 42.51   $ 40.62   $ 39.54   $ 39.37   $ 38.49
Total Return.......................      4.7%      2.7%      0.4%      2.3%      2.7%
Investment Income Ratio............      3.6%      1.2%      3.1%      3.5%      4.0%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                SINGLE PREMIUM POLICIES (A)
MONEY MARKET INVESTMENT DIVISIONS    ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $1,352    $1,273    $1,362    $1,630    $1,939
Units Outstanding..................       54        53        59        71        84
Variable Accumulation Unit Value...   $24.93    $24.08    $23.31    $22.92    $23.02
Total Return.......................     3.5%      3.3%      1.7%     (0.4%)    (0.6%)
Investment Income Ratio............     4.7%      4.5%      2.8%      0.8%      0.7%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $1,677    $1,499    $1,461    $1,815    $2,378
Units Outstanding..................       67        62        63        79       103
Variable Accumulation Unit Value...   $24.93    $24.08    $23.31    $22.92    $23.02
Total Return.......................     3.5%      3.3%      1.7%     (0.4%)    (0.6%)
Investment Income Ratio............     4.7%      4.5%      2.9%      0.8%      0.7%





                                               FLEXIBLE PREMIUM POLICIES (B)
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

SEPARATE ACCOUNT-I (TAX-QUALIFIED
  POLICIES)

Net Assets.........................   $2,508    $2,323    $2,714    $2,877    $3,680
Units Outstanding..................      113       108       130       139       177
Variable Accumulation Unit Value...   $22.11    $21.46    $20.88    $20.64    $20.83
Total Return.......................     3.0%      2.8%      1.2%     (0.9%)    (1.1%)
Investment Income Ratio............     4.7%      4.5%      2.9%      0.8%      0.7%

SEPARATE ACCOUNT-II (NON-QUALIFIED
  POLICIES)

Net Assets.........................   $  313    $  271    $  279    $  301    $  363
Units Outstanding..................       14        13        13        15        17
Variable Accumulation Unit Value...   $22.11    $21.46    $20.88    $20.64    $20.83
Total Return.......................     3.0%      2.8%      1.2%     (0.9%)    (1.1%)
Investment Income Ratio............     4.7%      4.6%      2.8%      0.8%      0.7%



Charges and fees levied by NYLIAC are disclosed in Note 3.

(A) Expenses as a percent of average net assets were 1.25%, excluding expenses of the underlying funds and surrender charges.

(B) Expenses as a percent of average net assets were 1.75%, excluding expenses of the underlying funds, surrender charges, and policy service charges.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the MFA Separate Account I and II Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation MFA Separate Account I and the New York Life Insurance and Annuity Corporation MFA Separate Account II as of December 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 by correspondence with the funds, provide a reasonable basis for our opinion.

(-s- PricewaterhouseCoopers LLP)

PricewaterhouseCoopers LLP
New York, New York
February 14, 2008

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2007




                                         COMMON STOCK        BOND        MONEY MARKET
                                          INVESTMENT      INVESTMENT      INVESTMENT
                                           DIVISION        DIVISION        DIVISION
                                         --------------------------------------------

ASSETS:
  Investments in the MainStay VP
     Series Fund, Inc., at net asset
     value............................    $32,936,614     $9,951,881      $1,796,178
  Dividends due and accrued...........             --             --           6,194
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................        (22,888)        (3,144)             18

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for
     mortality and expense risk
     charges..........................         30,139          9,130           1,597
                                          -----------     ----------      ----------
       Total net assets...............    $32,883,587     $9,939,607      $1,800,793
                                          ===========     ==========      ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners..........    $32,883,587     $9,939,607      $1,800,793
                                          ===========     ==========      ==========

Identified Cost of Investment.........    $31,147,780     $9,409,561      $1,796,220
                                          ===========     ==========      ==========



STATEMENT OF OPERATIONS
For the year ended December 31, 2007



                                         COMMON STOCK        BOND        MONEY MARKET
                                          INVESTMENT      INVESTMENT      INVESTMENT
                                           DIVISION        DIVISION        DIVISION
                                         --------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.....................    $   415,576      $ 358,399       $  81,669
  Mortality and expense risk charges..       (117,597)       (34,176)         (6,063)
                                          -----------      ---------       ---------
       Net investment income (loss)...        297,979        324,223          75,606
                                          -----------      ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments...      1,936,265        600,124         132,681
  Cost of investments sold............     (1,465,567)      (573,798)       (132,684)
                                          -----------      ---------       ---------
       Net realized gain (loss) on
          investments.................        470,698         26,326              (3)
  Realized gain distribution
     received.........................      2,474,294             --              --
  Change in unrealized appreciation
     (depreciation) on investments....     (1,675,635)       234,159              11
                                          -----------      ---------       ---------
       Net gain (loss) on
          investments.................      1,269,357        260,485               8
                                          -----------      ---------       ---------
          Net increase (decrease) in
            net assets resulting from
            operations................    $ 1,567,336      $ 584,708       $  75,614
                                          ===========      =========       =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                     NYLIAC VLI SEPARATE ACCOUNT



STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2007
and December 31, 2006


                                                                       COMMON STOCK                        BOND
                                                                        INVESTMENT                      INVESTMENT
                                                                         DIVISION                        DIVISION
                                                               ----------------------------    ----------------------------
                                                                   2007            2006            2007            2006
                                                               ------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   297,979     $    71,555     $  324,223      $   80,606
     Net realized gain (loss) on investments................        470,698         548,567         26,326          (9,211)
     Realized gain distribution received....................      2,474,294         707,583             --              --
     Change in unrealized appreciation (depreciation) on
       investments..........................................     (1,675,635)      3,293,430        234,159         324,170
                                                                -----------     -----------     ----------      ----------
       Net increase (decrease) in net assets resulting from
          operations........................................      1,567,336       4,621,135        584,708         395,565
                                                                -----------     -----------     ----------      ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................      1,152,259       1,272,893        475,640         518,558
     Cost of insurance......................................       (861,067)       (870,504)      (291,388)       (291,731)
     Policyowners surrenders................................     (1,632,343)     (1,902,208)      (586,819)       (634,427)
     (Withdrawals) due to policy loans......................        189,079          11,034         73,661           8,941
     Policyowners' death benefits...........................        (52,322)        (91,060)       (37,315)        (33,243)
     Transfers between Investment Divisions.................        (98,977)         60,718          3,373         (18,667)
                                                                -----------     -----------     ----------      ----------
       Net contributions and (withdrawals)..................     (1,303,371)     (1,519,127)      (362,848)       (450,569)
                                                                -----------     -----------     ----------      ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................         (1,280)         (4,406)          (414)           (281)
                                                                -----------     -----------     ----------      ----------
          Increase (decrease) in net assets.................        262,685       3,097,602        221,446         (55,285)
NET ASSETS:
     Beginning of year......................................     32,620,902      29,523,300      9,718,161       9,773,446
                                                                -----------     -----------     ----------      ----------
     End of year............................................    $32,883,587     $32,620,902     $9,939,607      $9,718,161
                                                                ===========     ===========     ==========      ==========


                                                                       MONEY MARKET
                                                                        INVESTMENT
                                                                         DIVISION
                                                               ----------------------------
                                                                   2007            2006
                                                               ----------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   75,606      $   69,776
     Net realized gain (loss) on investments................            (3)             (1)
     Realized gain distribution received....................            --              --
     Change in unrealized appreciation (depreciation) on
       investments..........................................            11             (46)
                                                                ----------      ----------
       Net increase (decrease) in net assets resulting from
          operations........................................        75,614          69,729
                                                                ----------      ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................        92,676          97,786
     Cost of insurance......................................       (48,144)        (49,305)
     Policyowners surrenders................................      (105,918)        (59,107)
     (Withdrawals) due to policy loans......................         9,652           6,693
     Policyowners' death benefits...........................            10              --
     Transfers between Investment Divisions.................        95,084         (41,638)
                                                                ----------      ----------
       Net contributions and (withdrawals)..................        43,360         (45,571)
                                                                ----------      ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           (57)            (51)
                                                                ----------      ----------
          Increase (decrease) in net assets.................       118,917          24,107
NET ASSETS:
     Beginning of year......................................     1,681,876       1,657,769
                                                                ----------      ----------
     End of year............................................    $1,800,793      $1,681,876
                                                                ==========      ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

New York Life Insurance and Annuity Corporation Variable Life Insurance Separate Account ("VLI Separate Account") was established on May 27, 1983, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. This account was established to receive and invest premium payments under variable life insurance policies issued by NYLIAC. Effective July 1, 1988, sales of such policies were discontinued.

     The VLI Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The assets of the VLI Separate Account, which are in the accumulation phase, are invested in shares of the MainStay VP Series Fund, Inc., a diversified open-end management investment company and are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings") and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM Holdings is a wholly-owned subsidiary of New York Life Insurance Company. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc.

     There are three Investment Divisions within the VLI Separate Account: the Common Stock Investment Division which invests in the MainStay VP Common Stock-Initial Class, the Bond Investment Division which invests in the MainStay VP Bond-Initial Class, and the Money Market Investment Division which invests in the MainStay VP Cash Management. Premium payments received are allocated to the Investment Divisions of the VLI Separate Account according to policyowner instructions.

     No Federal income tax is payable on investment income or capital gains of the VLI Separate Account under current Federal income tax law.

     Security Valuation--The investment in the MainStay VP Series Fund, Inc. is valued at the net asset value of shares of the respective fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolios.

     The amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflects transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions, on the first business day subsequent to the close of the period presented.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. The application of this Statement could change current practices in determining fair value. The guidance in SFAS No. 157 will be applied prospectively with certain exceptions. This statement is effective January 1, 2008, at which time the Company plans to adopt this guidance. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                     NYLIAC VLI SEPARATE ACCOUNT


NOTE 2--Investments (in 000's)

--------------------------------------------------------------------------------

At December 31, 2007, the investment in the MainStay VP Series Fund, Inc. by the respective Investment Divisions of the VLI Separate Account is as follows:



                                           COMMON STOCK             BOND             MONEY MARKET
                                       INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                       -------------------------------------------------------------
Number of shares.....................          1,396                  713                1,796
Identified cost......................        $31,148               $9,410               $1,796



Transactions in MainStay VP Series Fund, Inc. shares for the year ended December 31, 2007 were as follows:


                                           COMMON STOCK             BOND             MONEY MARKET
                                       INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                                       -------------------------------------------------------------
Purchases............................        $ 3,401               $ 548                $ 252
Proceeds from sales..................          1,936                 600                  133



--------------------------------------------------------------------------------
NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

NYLIAC deducts the following charges from annual premiums received for a VLI policy each policy year. A charge of $35 is deducted for administrative expenses (this charge may be slightly higher for policies that pay premiums more frequently than annually). A charge is also deducted to compensate NYLIAC for the costs associated with selling the policy. This charge will never exceed 9% of the sum of the basic premiums paid during the first twenty years. A state premium tax charge of 2% is deducted to pay state premium taxes and a risk charge of 1.5% is deducted for assuming the risk that the insured will die when the minimum guaranteed death benefit is higher than the accumulation value of the policy.

     NYLIAC also deducts a monthly cost of insurance charge to cover the cost of providing life insurance benefits. This charge is based on such factors as gender, duration, underwriting class, issue age of the insured, face amount and the cash value of the policy. This charge is shown as cost of insurance on the accompanying statement of changes in net assets.

     NYLIAC also makes a daily charge to the VLI Separate Account for mortality and expense risks assumed. These charges are made at an annual rate of 0.35% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 0.50%. The amount of these charges retained by the Investment Division represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed on the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

The VLI Separate Account does not expect to declare dividends to Policyowners from accumulated net income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, policy loans, or transfers) in excess of the net premium payments.

NOTE 5--Financial Highlights (Net Assets and Units Outstanding in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2007, 2006, 2005, 2004, and 2003:


COMMON STOCK INVESTMENT DIVISION
                                                2007      2006      2005      2004      2003
                                              -----------------------------------------------
Net Assets.................................   $32,884   $32,621   $29,523   $29,259   $27,821
Investment Income Ratio....................       1.2%      0.6%      1.0%      1.4%      1.1%





BOND INVESTMENT DIVISION
                                                2007      2006      2005      2004      2003
                                              -----------------------------------------------
Net Assets.................................   $ 9,940   $ 9,718   $ 9,773   $10,127   $10,237
Investment Income Ratio....................       3.7%      1.2%      3.2%      3.6%      4.1%





MONEY MARKET INVESTMENT DIVISION
                                                2007      2006      2005      2004      2003
                                              -----------------------------------------------
Net Assets.................................   $ 1,801   $ 1,682   $ 1,658   $ 1,631   $ 1,702
Investment Income Ratio....................       4.7%      4.5%      2.9%      0.8%      0.7%


Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of average net assets were 0.35%, excluding expenses of the underlying funds, administrative expenses and sales loads.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the VLI Separate Account Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation VLI Separate Account as of December 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 by correspondence with the funds, provide a reasonable basis for our opinion.

(-s- PricewaterhouseCoopers LLP)

PricewaterhouseCoopers LLP
New York, New York
February 14, 2008

MESSAGE FROM

THE PRESIDENT


The stock market generally advanced in 2007, but not without starts and stops along the way. In February, Asian stock markets dipped, creating concerns about the sustainability of emerging-market growth. Stock markets around the world followed suit but later recovered on positive corporate earnings reports.

As the year progressed, mortgage holders began to experience the effects of higher interest rates. As low "teaser" rates on adjustable-rate mortgages began to expire, many homeowners faced higher mortgage payments that they couldn't afford. Delinquencies rose, particularly among subprime mortgages.

To maintain orderly markets, the Federal Open Market Committee of the Federal Reserve lowered the discount rate, or the rate eligible depository institutions pay to borrow from the Federal Reserve. Later, the Federal Open Market Committee reduced the federal funds target rate three times, bringing it from 5.25% at the beginning of 2007 to 4.25% by the end of the year.

These moves helped relieve some of the pressure, but the subprime-mortgage market--and several financial firms that participated in it--faced substantial losses. A weaker housing market, tighter credit and reduced spending all took their toll on consumer discretionary stocks, especially home-improvement retailers.

During 2007, large-cap stocks outperformed smaller-capitalization names and growth stocks outperformed value equities at all capitalization levels. These market preferences reversed long-standing trends and underscored the value of diversification across various capitalizations and investment styles. International stocks were also strong in 2007. Of course, past performance is no guarantee of future results.

Rising credit concerns resulted in a "flight to quality," or a general movement toward lower-risk securities. U.S. Treasurys were particularly strong, and other high-grade bond sectors also advanced.

At MainStay VP Series Fund, Inc., we try to make the most of changing markets and shifting economic conditions. Our portfolio managers rely on time-tested investment principles and seek to apply them consistently over time. With the objectives and investment strategies of their respective Portfolios in mind, they seek to optimize performance across a wide range of economic and market environments.

The reports that follow provide additional details on the market events and portfolio management decisions that affected your MainStay VP Series Fund, Inc., investments during 2007. Wherever your investment journey may lead you, we hope to be with you every step of the way.

Sincerely,


/s/ STEPHEN P. FISHER


Stephen P. Fisher
President


                          Not part of the Annual Report

INDEX DEFINITIONS

THE INFORMATION BELOW IS AN EXPLANATION OF THE VARIOUS INDICES, SERVICE PROVIDERS AND REFERENCE RATES CITED THROUGHOUT THE PORTFOLIO INVESTMENT AND PERFORMANCE COMPARISONS AND THE PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS SECTIONS THAT FOLLOW FROM PAGE 26 THROUGH PAGE 60. PLEASE USE THIS AS A REFERENCE.

PLEASE NOTE THAT YOU CANNOT MAKE AN INVESTMENT DIRECTLY IN AN INDEX. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RESULTS FOR SECURITIES INDICES ASSUME REINVESTMENT OF ALL INCOME AND CAPITAL GAINS, BUT DO NOT REFLECT FEES, EXPENSES OR TAXES. SECURITIES IN EACH PORTFOLIO WILL NOT PRECISELY MATCH THOSE IN THE INDEX, AND AS A RESULT, PERFORMANCE OF THE PORTFOLIO WILL DIFFER.

LEHMAN BROTHERS(R) AGGREGATE BOND INDEX is an unmanaged index that contains the following other unmanaged Lehman Brothers(R) indices: the Government Index, the Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Lehman Brothers(R) Aggregate Bond Index, securities must be investment-grade quality or higher, have at least one year to maturity and have an outstanding par value of at least $250 million.

LIPPER MONEY MARKET FUND INDEX tracks the performance of the 30 largest money market funds adjusted for the reinvestment of capital-gain and income distributions.

MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index that consists of issues of the U.S. government and its agencies as well as investment-grade corporate securities.

RUSSELL 1000(R) INDEX is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index based on total market capitalization.

"S&P 500(R)" is a registered trademark of the McGraw-Hill Companies, Inc., and has been licensed for use. Standard & Poor's does not sponsor, endorse, sell or promote the Portfolios in this report. The S&P 500(R) Index is an unman- aged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance.



                                                       www.mainstayfunds.com  25

MAINSTAY VP BOND PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE       FIVE         TEN
TOTAL RETURNS                 YEAR    YEARS(1)    YEARS(1)
----------------------------------------------------------
After Portfolio operating
  expenses                   6.52%      4.36%       5.74%



                                            (After Portfolio operating expenses)

(PERFORMANCE GRAPH)

                                               MERRILL LYNCH
                                                CORPORATE &       LEHMAN BROTHERS
                             MAINSTAY VP     GOVERNMENT MASTER     AGGREGATE BOND
                           BOND PORTFOLIO          INDEX               INDEX
                           --------------    -----------------    ---------------
12/31/97                        10000              10000               10000
                                10912              10953               10869
                                10745              10728               10779
                                11800              12009               12033
                                12894              13021               13049
                                14116              14446               14387
                                14755              15102               14977
                                15358              15729               15627
                                15694              16125               16007
                                16408              16742               16700
12/31/07                        17478              17959               17864






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   6.25%     4.10%       5.47%



                                            (After Portfolio operating expenses)

(PERFORMANCE GRAPH)

                                             MERRILL LYNCH
                                              CORPORATE &       LEHMAN BROTHERS
                           MAINSTAY VP     GOVERNMENT MASTER     AGGREGATE BOND
                         BOND PORTFOLIO          INDEX               INDEX
                         --------------    -----------------    ---------------
12/31/97                      10000              10000               10000
                              10884              10953               10869
                              10690              10728               10779
                              11710              12009               12033
                              12763              13021               13049
                              13939              14446               14387
                              14534              15102               14977
                              15091              15729               15627
                              15376              16125               16007
                              16036              16742               16700
12/31/07                      17039              17959               17864









 BENCHMARK PERFORMANCE    ONE     FIVE     TEN
                         YEAR    YEARS    YEARS
-----------------------------------------------
Merrill Lynch Corporate
& Government Master
Index*                   7.27%    4.45%    6.03%
Lehman Brothers(R)
Aggregate Bond Index*    6.97     4.42     5.97



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 4.34% and 5.73% for Initial Class shares and 4.08% and 5.47% for Service Class shares for the five-year and ten-year periods, respectively.

2. Performance for Service Class shares, first offered 6/4/03, includes the historical performance of Initial Class shares from 1/1/98 through 6/3/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to page 25 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




26    MainStay VP Bond Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP BOND PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                           ENDING ACCOUNT
                                           ENDING ACCOUNT                   VALUE (BASED
                                            VALUE (BASED                   ON HYPOTHETICAL
                              BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                               ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                     7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                 $1,000.00       $1,055.70        $2.59          $1,022.50         $2.55
-------------------------------------------------------------------------------------------------------

SERVICE CLASS                 $1,000.00       $1,054.45        $3.88          $1,021.25         $3.82
-------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.50% for Initial Class and 0.75% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                     www.mainstayfunds.com    27

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

U.S. Government & Federal Agencies               56.9
Corporate Bonds                                  23.3
Short-Term Investments (collateral from
  securities lending is 21.0%)                   21.5
Mortgage-Backed Securities                        8.4
Asset-Backed Securities                           7.2
Foreign Bonds                                     2.4
Yankee Bonds                                      0.4
Liabilities in Excess of Cash and Other
  Assets                                        (20.1)





See Portfolio of Investments on page 30 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



    1.  United States Treasury Note, 3.375%, due
        11/30/12
    2.  United States Treasury Note, 4.25%, due
        11/15/17
    3.  Federal Home Loan Mortgage Corporation,
        4.50%, due 1/15/14
    4.  United States Treasury Note, 3.125%, due
        11/30/09
    5.  Federal Home Loan Mortgage Corporation,
        4.75%, due 3/5/12
    6.  Federal National Mortgage Association,
        4.625%, due 12/15/09
    7.  Federal National Mortgage Association,
        4.375%, due 9/13/10
    8.  Government National Mortgage Association
        (Mortgage Pass-Through Security), 6.50%, due 7/15/37
    9.  Federal Home Loan Mortgage Corporation
        (Mortgage Pass-Through Security), 5.50%, due 7/1/37
   10.  Chase Issuance Trust, Series 2007-A17,
        Class A, 5.12%, due 10/15/14







28    MainStay VP Bond Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY DONALD F. SEREK AND THOMAS VOLPE, JR., OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC.

HOW DID MAINSTAY VP BOND PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Bond Portfolio returned 6.52% for Initial Class shares and 6.25% for Service Class shares. Both share classes outperformed the 5.12% return of the average Lipper* Variable Products Corporate Debt Funds A Rated Portfolio and underperformed the 6.97% return of the Lehman Brothers(R) Aggregate Bond Index* for the 12 months ended December 31, 2007. The Lehman Brothers(R) Aggregate Bond Index is the Portfolio's broad-based securities-market index.

WHAT FACTORS AFFECTED THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

Throughout the year, the Portfolio had limited or no exposure to subprime mortgage-backed securities and collateralized debt obligations (CDOs). During the second half of 2007, the Portfolio was positioned to benefit from the "flight to quality," or the general movement toward higher-quality securities, that characterized the fixed-income markets.

WHAT WAS THE PORTFOLIO'S DURATION STRATEGY DURING 2007?

The Portfolio generally maintains a fairly neutral duration in relation to the Lehman Brothers(R) Aggregate Bond Index. At various times--especially in the second half of the year, when it became clearer that interest rates were poised to decline--the Portfolio maintained a slightly longer duration than that of the benchmark index. This strategy had a modest positive impact on performance as interest rates declined.

DURING THE YEAR, WHAT FACTORS PROMPTED SIGNIFICANT DECISIONS FOR THE PORTFOLIO?

Spreads(1) widened dramatically in all non-Treasury sectors of the fixed-income market, largely as a result of weakness in the housing market and the subprime-mortgage market. The ensuing "credit crunch" eventually led the Federal Open Market Committee to reduce the discount rate and the federal funds target rate.

The Portfolio benefited from trades that reduced exposure to non-Treasury securities, increased exposure to U.S. Treasurys and increased the duration of the Portfolio relative to its benchmark.

WHICH INVESTMENTS HAD THE GREATEST IMPACT ON THE PORTFOLIO'S PERFORMANCE IN
2007?

The three most important investments by market segment were sales of commercial mortgage-backed securities to purchase U.S. Treasurys, sales of mortgage pass-through securities to purchase U.S. Treasurys, and sales of investment-grade corporate bonds to purchase U.S. Treasurys. In the case of corporate bonds, selling bank and finance paper proved very beneficial. These trades occurred during the second half of the year and generally added to relative performance as U.S. Treasurys outperformed non-Treasury securities.

HOW DID THE PORTFOLIO'S SECTOR WEIGHTINGS CHANGE DURING THE YEAR?

During 2007, we increased the Portfolio's exposure to U.S. Treasury securities with maturities ranging from 2 to 10 years. To make the purchases, we sold a combination of agencies, mortgage pass-through securities, commercial mortgage-backed securities and investment-grade corporate bonds. These moves were predicated on our belief that non-Treasury securities would continue to underperform U.S. Treasurys as long as spreads continued to widen.


Investments in bonds are subject to interest-rate, credit and inflation risk and can lose principal value when interest rates rise. A portion of income may be subject to state and local taxes or the alternative minimum tax. Investments in loan participation interests are subject to the risk that there may not be a readily available market, which in some cases could result in the Portfolio disposing of such securities at a substantial discount from face value or holding such securities until maturity. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio's net asset value and may result in a loss to the Portfolio. The Portfolio's use of investment practices such as mortgage dollar rolls presents certain risks. The principal risk of mortgage dollar roll transactions is that the security the Portfolio receives at the end of the transaction may be worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

1. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to page 25 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP BOND PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.

                                                     www.mainstayfunds.com    29

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007



                                 PRINCIPAL
                                    AMOUNT           VALUE
LONG-TERM BONDS (98.6%)+
ASSET-BACKED SECURITIES (7.2%)
----------------------------------------------------------

AUTOMOBILES (0.3%)
Drive Auto Receivables Trust
  Series 2005-3, Class A4
  5.09%, due 6/17/13 (a)      $  1,000,000   $   1,004,758
Harley-Davidson Motorcycle
  Trust Series 2007-3, Class
  B
  6.04%, due 8/15/14             1,000,000       1,015,924
                                             -------------
                                                 2,020,682
                                             -------------

CREDIT CARDS (1.7%)
Chase Issuance Trust
  Series 2005, Class A-10
  4.65%, due 12/17/12            2,750,000       2,778,634
 v  Series 2007-A17, Class A
  5.12%, due 10/15/14            8,000,000       8,193,488
                                             -------------
                                                10,972,122
                                             -------------

HOME EQUITY (5.2%)
Ameriquest Mortgage
  Securities, Inc.
  Series 2003-13, Class AF6
  5.094%, due 1/25/34            1,977,000       1,936,168
Chase Funding Mortgage Loan
  Asset-Backed Certificates
  Series 2002-2, Class 1A5
  5.833%, due 4/25/32              621,619         620,003
Citicorp Residential
  Mortgage Securities, Inc.
  Series 2006-1, Class A3
  5.706%, due 7/25/36 (b)        1,000,000         982,385
Citifinancial Mortgage
  Securities, Inc.
  Series 2003-3, Class AF5
  4.553%, due 8/25/33              969,463         916,354
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2006-WF2, Class A2C
  5.852%, due 5/25/36            1,000,000         972,875
Countrywide Asset-Backed
  Certificates
  Series 2006-S8, Class A3
  5.555%, due 4/25/36 (c)        2,000,000       1,887,526
  Series 2006-S5, Class A3
  5.762%, due 6/25/35            2,000,000       1,722,132
  Series 2007-S1, Class A3
  5.81%, due 11/25/36 (c)        1,000,000         918,916
Credit-Based Asset Servicing
  and Securitization LLC
  Series 2007-CB2, Class A2C
  5.623%, due 2/25/37            1,000,000         894,467
  Series 2007-CB4, Class A2B
  5.723%, due 4/25/37              500,000         460,888
Equity One ABS, Inc.
  Series 2003-4, Class AF6
  4.833%, due 10/25/34           1,500,000       1,467,045
JPMorgan Mortgage
  Acquisition Corp.
  Series 2007-CH1, Class AF3
  5.532%, due 11/25/36           1,000,000         957,245
  Series 2007-CH2, Class AF3
  5.552%, due 1/25/37            1,000,000         949,859
  Series 2006-WF1, Class A6
  6.24%, due 7/25/36             1,000,000         935,721
Marriott Vacation Club Owner
  Trust Series 2007-2A,
  Class A
  5.808%, due 10/20/29
  (a)(d)                         4,723,293       4,644,735
Morgan Stanley Mortgage Loan
  Trust Series 2006-17XS,
  Class A3A
  5.651%, due 10/25/46           2,000,000       1,864,324
Renaissance Home Equity Loan
  Trust Series 2006-1, Class
  AF4
  6.011%, due 5/25/36            5,000,000       4,532,201
Residential Asset Mortgage
  Products, Inc.
  Series 2003-RZ5, Class A7
  4.97%, due 9/25/33               943,144         921,452
Residential Asset Securities
  Corp.
  Series 2003-KS9, Class AI6
  4.71%, due 11/25/33 (c)        1,100,166       1,054,294
Residential Funding Mortgage
  Securities II, Inc.
  Series 2007-HSA3, Class
  1A3
  6.03%, due 5/25/37 (c)         3,750,000       3,496,412
Saxon Asset Securities Trust
  Series 2003-1, Class AF5
  4.955%, due 6/25/33            1,357,771       1,247,838
                                             -------------
                                                33,382,840
                                             -------------
Total Asset-Backed
  Securities
  (Cost $47,978,021)                            46,375,644
                                             -------------




 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.


30    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (23.3%)
----------------------------------------------------------

AEROSPACE & DEFENSE (0.4%)
Northrop Grumman Space &
  Mission Systems Corp.
  Series D
  6.38%, due 5/19/08          $  1,600,000   $   1,605,997
Raytheon Co.
  6.40%, due 12/15/18            1,175,000       1,270,283
                                             -------------
                                                 2,876,280
                                             -------------

AUTO MANUFACTURERS (0.2%)
DaimlerChrysler N.A. Holding
  Corp.
  8.00%, due 6/15/10             1,000,000       1,066,617
                                             -------------


BANKS (1.2%)
Bank of America Corp.
  5.42%, due 3/15/17             1,000,000         966,300
  5.75%, due 8/15/16             1,000,000       1,001,783
Mellon Financial Corp.
  6.40%, due 5/14/11             1,125,000       1,189,126
Mercantile-Safe Deposit &
  Trust Co.
  5.70%, due 11/15/11              750,000         788,216
National City Bank
  4.625%, due 5/1/13             1,000,000         933,565
National City Corp.
  3.20%, due 4/1/08              1,000,000         996,204
SunTrust Bank
  5.20%, due 1/17/17               875,000         830,554
Wells Fargo & Co.
  6.375%, due 8/1/11             1,000,000       1,045,281
Wells Fargo Bank N.A.
  5.95%, due 8/26/36               125,000         117,442
                                             -------------
                                                 7,868,471
                                             -------------

BEVERAGES (0.8%)
Coca-Cola Co. (The)
  5.35%, due 11/15/17            1,600,000       1,639,267
Coca-Cola Enterprises, Inc.
  6.75%, due 1/15/38             2,000,000       2,247,012
PepsiCo, Inc.
  4.65%, due 2/15/13             1,350,000       1,359,065
                                             -------------
                                                 5,245,344
                                             -------------

BUILDING MATERIALS (0.1%)
Masco Corp.
  5.75%, due 10/15/08              925,000         930,516
                                             -------------


COMMERCIAL SERVICES (0.1%)
McKesson Corp.
  5.25%, due 3/1/13                375,000         375,700
                                             -------------


DIVERSIFIED FINANCIAL SERVICES (4.7%)
American General Finance
  Corp.
  5.375%, due 9/1/09             1,000,000       1,014,809
  6.90%, due 12/15/17            3,250,000       3,253,250
Associates Corp. of North
  America
  6.95%, due 11/1/18             2,000,000       2,169,092
Capital One Bank
  4.25%, due 12/1/08             1,000,000         978,556
Caterpillar Financial
  Services Corp.
  4.85%, due 12/7/12             2,850,000       2,854,922
General Electric Capital
  Corp.
  5.625%, due 9/15/17 (e)          500,000         512,988
  6.00%, due 6/15/12             3,500,000       3,669,183
Goldman Sachs Group, Inc.
  (The)
  5.70%, due 9/1/12              2,000,000       2,057,644
HSBC Finance Corp.
  4.75%, due 7/15/13             4,750,000       4,578,444
JPMorgan Chase & Co.
  4.60%, due 1/17/11             2,000,000       1,994,186
Lehman Brothers Holdings,
  Inc.
  5.75%, due 7/18/11               725,000         730,422
  7.00%, due 9/27/27               500,000         507,477
Morgan Stanley
  Series E
  5.45%, due 1/9/17              1,300,000       1,261,092
  6.75%, due 4/15/11             2,000,000       2,096,284
Pricoa Global Funding I
  4.625%, due 6/25/12 (a)        2,700,000       2,717,334
                                             -------------
                                                30,395,683
                                             -------------

ELECTRIC (3.9%)
Arizona Public Service Co.
  5.50%, due 9/1/35              1,275,000       1,088,789
Carolina Power & Light Co.
  6.125%, due 9/15/33              500,000         510,596
Commonwealth Edison Co.
  5.95%, due 8/15/16               750,000         760,836
  6.15%, due 9/15/17             1,040,000       1,071,735
Consolidated Edison Co. of
  New York, Inc.
  3.85%, due 6/15/13             3,250,000       3,053,804
Consumers Energy Co.
  Series F
  4.00%, due 5/15/10             3,500,000       3,420,585
  Series C
  4.25%, due 4/15/08               210,000         209,295
Dominion Resources, Inc.
  Series D
  5.125%, due 12/15/09           4,225,000       4,264,588
Entergy Mississippi, Inc.
  5.15%, due 2/1/13                500,000         485,829

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              31

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
ELECTRIC (CONTINUED)
IES Utilities, Inc.
  Series B
  6.75%, due 3/15/11          $    500,000   $     526,280
Nevada Power Co.
  6.50%, due 4/15/12             3,500,000       3,624,905
Niagara Mohawk Power Corp.
  7.75%, due 10/1/08               750,000         764,939
Pacific Gas & Electric Co.
  5.625%, due 11/30/17           3,000,000       3,009,084
Pepco Holdings, Inc.
  6.45%, due 8/15/12             2,125,000       2,223,804
Public Service Co. of New
  Mexico
  4.40%, due 9/15/08               500,000         496,725
                                             -------------
                                                25,511,794
                                             -------------

FOOD (1.3%)
H.J. Heinz Finance Co.
  6.75%, due 3/15/32             2,000,000       2,070,248
Kellogg Co.
  Series B
  6.60%, due 4/1/11              2,000,000       2,119,322
Kroger Co. (The)
  7.70%, due 6/1/29              1,000,000       1,126,309
Safeway, Inc.
  6.35%, due 8/15/17               600,000         625,360
  6.50%, due 3/1/11              2,125,000       2,223,105
                                             -------------
                                                 8,164,344
                                             -------------

GAS (0.2%)
Atmos Energy Corp.
  4.00%, due 10/15/09            1,000,000         985,356
                                             -------------


HEALTH CARE--PRODUCTS (0.2%)
Baxter International, Inc.
  6.25%, due 12/1/37             1,500,000       1,539,075
                                             -------------


HOME BUILDERS (0.2%)
Pulte Homes, Inc.
  7.875%, due 8/1/11             1,100,000       1,058,270
                                             -------------


HOUSEHOLD PRODUCTS & WARES (0.1%)
Clorox Co.
  5.95%, due 10/15/17              800,000         796,973
                                             -------------


INSURANCE (1.5%)
CIGNA Corp.
  7.00%, due 1/15/11               500,000         530,756
Everest Reinsurance
  Holdings, Inc.
  8.75%, due 3/15/10             2,000,000       2,188,770
Hartford Financial Services
  Group, Inc. (The)
  5.55%, due 8/16/08             2,000,000       2,004,614
Lincoln National Corp.
  6.30%, due 10/9/37               500,000         486,205
Principal Life Income
  Funding Trust
  5.20%, due 11/15/10            1,000,000       1,021,653
  5.30%, due 12/14/12            3,600,000       3,608,456
                                             -------------
                                                 9,840,454
                                             -------------

LODGING (0.1%)
Harrah's Operating Co., Inc.
  5.625%, due 6/1/15             1,000,000         730,000
                                             -------------


MEDIA (1.4%)
Belo Corp.
  8.00%, due 11/1/08             3,000,000       3,026,841
Clear Channel
  Communications, Inc.
  4.625%, due 1/15/08            2,400,000       2,398,692
Comcast Cable Communications
  Holdings, Inc.
  8.375%, due 3/15/13            2,100,000       2,355,954
Time Warner Cable, Inc.
  6.55%, due 5/1/37              1,300,000       1,326,905
                                             -------------
                                                 9,108,392
                                             -------------

MINING (0.6%)
Vulcan Materials Co.
  6.00%, due 4/1/09              1,500,000       1,532,423
  7.15%, due 11/30/37            2,500,000       2,575,363
                                             -------------
                                                 4,107,786
                                             -------------

MISCELLANEOUS--MANUFACTURING (0.7%)
General Electric Co.
  5.25%, due 12/6/17             2,000,000       1,995,732
Parker Hannifin Corp.
  7.30%, due 5/15/11             2,000,000       2,233,206
                                             -------------
                                                 4,228,938
                                             -------------

OIL & GAS (0.1%)
Motiva Enterprises LLC
  5.20%, due 9/15/12 (a)           600,000         629,566
                                             -------------


PHARMACEUTICALS (1.0%)
Abbott Laboratories
  6.15%, due 11/30/37            2,200,000       2,321,372
Bristol-Myers Squibb Co.
  5.875%, due 11/15/36           2,000,000       1,987,450
Eli Lilly & Co.
  4.50%, due 3/15/18             1,500,000       1,432,637


32    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
CORPORATE BONDS (CONTINUED)
PHARMACEUTICALS (CONTINUED)
Schering-Plough Corp.
  6.55%, due 9/15/37          $  1,000,000   $   1,059,555
                                             -------------
                                                 6,801,014
                                             -------------

REAL ESTATE (0.5%)
AMB Property, L.P.
  5.45%, due 12/1/10             2,175,000       2,218,805
Regency Centers, L.P.
  7.95%, due 1/15/11               750,000         819,488
                                             -------------
                                                 3,038,293
                                             -------------

REAL ESTATE INVESTMENT TRUSTS (1.3%)
AvalonBay Communities, Inc.
  6.625%, due 9/15/11            1,000,000       1,044,444
Federal Realty Investment
  Trust
  5.65%, due 6/1/16              1,000,000         962,622
Liberty Property, L.P.
  8.50%, due 8/1/10                500,000         540,572
New Plan Excel Realty Trust
  4.50%, due 2/1/11              2,000,000       1,815,472
  5.25%, due 9/15/15               500,000         378,727
ProLogis
  5.625%, due 11/15/16             500,000         463,669
Rouse Co. (The)
  3.625%, due 3/15/09            1,000,000         952,758
Weingarten Realty Investors
  7.00%, due 7/15/11             2,000,000       2,114,642
                                             -------------
                                                 8,272,906
                                             -------------

RETAIL (0.6%)
CVS Caremark Corp.
  6.25%, due 6/1/27              2,240,000       2,244,845
Federated Department Stores,
  Inc.
  6.30%, due 4/1/09              1,000,000       1,007,673
Home Depot, Inc.
  5.875%, due 12/16/36             350,000         295,365
J.C. Penney Co., Inc.
  8.00%, due 3/1/10                420,000         437,291
                                             -------------
                                                 3,985,174
                                             -------------

TELECOMMUNICATIONS (1.2%)
CenturyTel, Inc.
  Series F
  6.30%, due 1/15/08             3,092,000       3,092,878
Embarq Corp.
  7.995%, due 6/1/36               250,000         263,459
SBC Communications, Inc.
  5.10%, due 9/15/14             1,500,000       1,484,483
  5.875%, due 2/1/12             2,500,000       2,579,728
Sprint Capital Corp.
  8.75%, due 3/15/32               500,000         563,599
                                             -------------
                                                 7,984,147
                                             -------------

TRANSPORTATION (0.6%)
Burlington Northern Santa Fe
  Corp.
  6.15%, due 5/1/37              1,175,000       1,142,261
Union Pacific Corp.
  5.75%, due 11/15/17            2,585,000       2,575,185
                                             -------------
                                                 3,717,446
                                             -------------

TRUCKING & LEASING (0.3%)
TTX Co.
  5.00%, due 4/1/12 (a)          2,050,000       2,107,966
                                             -------------
Total Corporate Bonds
  (Cost $149,512,334)                          151,366,505
                                             -------------



FOREIGN BONDS (2.4%)
----------------------------------------------------------

BANKS (0.4%)
Barclays Bank PLC
  5.45%, due 9/12/12             2,000,000       2,049,970
Nordea Bank Sweden AB
  5.25%, due 11/30/12 (a)          800,000         796,580
                                             -------------
                                                 2,846,550
                                             -------------

BEVERAGES (0.4%)
Diageo Capital PLC
  5.125%, due 1/30/12            2,350,000       2,352,545
                                             -------------


INVESTMENT COMPANY (0.3%)
Temasek Financial I, Ltd.
  4.50%, due 9/21/15 (a)         1,750,000       1,702,736
                                             -------------


MEDIA (0.4%)
Thomson Corp. (The)
  5.70%, due 10/1/14             1,400,000       1,405,764
  5.75%, due 2/1/08              1,000,000         999,730
                                             -------------
                                                 2,405,494
                                             -------------

REAL ESTATE (0.3%)
Westfield Capital Corp.,
  Ltd./WT Finance Aust Pty,
  Ltd./WEA
  Finance LLC
  4.375%, due 11/15/10 (a)       2,000,000       1,951,374
                                             -------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              33

                                 PRINCIPAL
                                    AMOUNT           VALUE
FOREIGN BONDS (CONTINUED)
TELECOMMUNICATIONS (0.6%)
Telecom Italia Capital S.A.
  4.00%, due 1/15/10          $    375,000   $     367,288
  7.20%, due 7/18/36               250,000         275,641
Telefonica Emisones S.A.U
  7.045%, due 6/20/36              850,000         950,118
Telefonica Europe B.V.
  7.75%, due 9/15/10               500,000         535,177
Vodafone Group PLC
  7.75%, due 2/15/10             2,000,000       2,109,778
                                             -------------
                                                 4,238,002
                                             -------------
Total Foreign Bonds
  (Cost $15,413,503)                            15,496,701
                                             -------------



MORTGAGE-BACKED SECURITIES (8.4%)
----------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (8.4%)
Banc of America Commercial
  Mortgage, Inc.
  Series 2006-6, Class A2
  5.309%, due 10/10/45           3,500,000       3,513,782
  Series 2006-4, Class A3A
  5.60%, due 7/10/46             1,000,000       1,010,484
  Series 2006-2, Class AAB
  5.912%, due 5/10/45 (c)        2,000,000       2,050,972
Banc of America Funding
  Corp.
  Series 2006-7, Class T2A3
  5.695%, due 10/25/36           1,000,000       1,023,320
Bear Stearns Adjustable Rate
  Mortgage Trust
  Series 2005-8, Class A4
  5.098%, due 8/25/35 (a)(c)       500,000         482,002
Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW13, Class A3
  5.518%, due 9/11/41            1,000,000       1,006,198
  Series 2006-PW11, Class A3
  5.624%, due 3/11/39 (c)        1,000,000       1,006,368
  Series 2006-PW11, Class AM
  5.624%, due 3/11/39 (c)          500,000         496,876
  Series 2007-PW17, Class A3
  5.736%, due 6/11/50            1,000,000       1,014,619
  Series 2007-T28, Class A3
  5.793%, due 9/11/42            5,000,000       5,088,549
  Series 2006-PW12, Class
  AAB
  5.870%, due 9/11/38 (c)        1,000,000       1,024,223
Countrywide Home Loan
  Mortgage
  Pass-Through Trust
  Series 2007-HY3, Class 4A1
  5.998%, due 6/25/47 (c)        3,306,658       3,261,580
Credit Suisse Mortgage
  Capital Certificates
  Series 2006-C1, Class AM
  5.555%, due 2/15/39 (c)        5,000,000       4,988,599
JP Morgan Chase Commercial
  Mortgage Securities Corp.
  Series 2006-CB16, Class
  A3B
  5.579%, due 5/12/45            1,000,000       1,006,899
  Series 2007-CB20, Class A3
  5.819%, due 2/12/51            1,000,000       1,019,139
  Series 2007-CIBC19, Class
  A3
  5.937%, due 2/12/49 (c)        6,000,000       6,183,587
  Series 2007-LD12, Class A3
  6.189%, due 2/15/51 (c)        1,000,000       1,031,370
LB-UBS Commercial Mortgage
  Trust
  Series 2007-C6, Class AAB
  5.855%, due 7/15/40            1,000,000       1,028,400
  Series 2006-C4, Class AAB
  5.858%, due 6/15/32 (c)        1,225,000       1,267,052
  Series 2007-C6, Class A3
  5.933%, due 7/15/40            1,000,000       1,026,215
Merrill Lynch Mortgage Trust
  Series 2005-LC1, Class A3
  5.289%, due 1/12/44 (c)        2,500,000       2,499,533
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2007-8, Class A2
  6.119%, due 8/12/49 (c)        1,000,000       1,029,177
Morgan Stanley Capital I
  Series 2007-IQ14, Class
  AAB
  5.654%, due 4/15/49 (c)        1,000,000       1,015,132
  Series 2006-HQ9, Class AM
  5.773%, due 7/12/44 (c)        1,000,000       1,003,038
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2006-8, Class 4A3
  5.736%, due 9/25/36 (c)        1,000,000         950,798
TBW Mortgage-Backed
  Pass-Through Certificates
  Series 2006-6, Class A2B
  5.66%, due 1/25/37             2,000,000       1,935,304
Wachovia Bank Commercial
  Mortgage Trust
  Series 2006-C29, Class AM
  5.339%, due 11/15/48           2,000,000       1,947,905


34    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT           VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
WaMu Mortgage
  Pass-Through Certificates
  Series 2006-AR12, Class
  2A1
  5.75%, due 10/25/36 (c)     $  5,910,025   $   5,869,575
                                             -------------
Total Mortgage-Backed
  Securities
  (Cost $54,619,479)                            54,780,696
                                             -------------



U.S. GOVERNMENT & FEDERAL AGENCIES (56.9%)
----------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (5.1%)
 v  4.50%, due 1/15/14          20,000,000      20,461,140
 v  4.75%, due 3/5/12           10,000,000      10,323,540
  6.25%, due 7/15/32             2,000,000       2,382,964
                                             -------------
                                                33,167,644
                                             -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
  (MORTGAGE PASS-THROUGH SECURITIES) (12.2%)
  4.00%, due 8/1/20              1,583,160       1,517,343
  4.00%, due 2/1/21                901,424         863,949
  4.50%, due 11/1/20                78,269          76,915
  4.50%, due 4/1/22              2,795,124       2,746,757
  4.50%, due 5/1/22              7,632,164       7,504,217
  4.50%, due 5/1/35                212,731         201,202
  4.50%, due 8/1/35                437,098         413,409
  4.50%, due 10/1/35               456,608         431,861
  5.00%, due 10/1/20             1,515,549       1,517,036
  5.00%, due 12/1/20             4,773,050       4,777,732
  5.00%, due 1/1/21                775,083         775,923
  5.00%, due 5/1/21              1,399,308       1,400,681
  5.00%, due 9/1/22              1,473,394       1,475,012
  5.00%, due 10/1/36               247,436         241,479
  5.00%, due 6/1/37              5,293,254       5,164,883
  5.433%, due 1/1/36 (c)         6,112,081       6,087,209
  5.50%, due 12/1/18             1,253,713       1,271,388
  5.50%, due 9/1/21              2,531,513       2,562,503
  5.50%, due 9/1/22              3,451,720       3,493,266
  5.50%, due 1/1/36                188,917         188,600
  5.50%, due 10/1/36               915,031         913,257
  5.50%, due 4/1/37              1,421,042       1,418,108
  5.50%, due 6/1/37                971,312         969,307
 v  5.50%, due 7/1/37            9,411,523       9,392,094
  5.50%, due 8/1/37              3,484,598       3,477,404
  5.50%, due 11/1/37             1,000,000         997,936
  5.608%, due 1/1/37 (c)         2,639,711       2,639,844
  6.00%, due 8/1/21              2,088,205       2,136,238
  6.00%, due 6/1/37              6,978,433       7,082,647
  6.073%, due 9/1/37 (c)         4,997,407       5,075,539
  6.50%, due 7/1/17                209,374         216,544
  6.50%, due 11/1/35               327,645         337,688
  7.00%, due 1/1/33              1,102,708       1,155,202
  7.00%, due 9/1/33                408,569         427,652
                                             -------------
                                                78,950,825
                                             -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.2%)
 v  4.375%, due 9/13/10 (e)     10,000,000      10,193,430
 v  4.625%, due 12/15/09        10,000,000      10,198,060
                                             -------------
                                                20,391,490
                                             -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (6.3%)
  4.00%, due 10/1/20                   920             881
  4.00%, due 3/1/22                483,704         463,678
  4.50%, due 12/1/19                11,593          11,402
  4.50%, due 9/1/20                110,980         109,123
  4.50%, due 9/1/35              2,676,270       2,534,343
  4.50%, due 10/1/36               989,221         926,153
  5.00%, due 1/1/21                291,536         291,822
  5.00%, due 10/1/21             2,870,129       2,873,220
  5.00%, due 1/1/22                541,639         542,234
  5.00%, due 4/1/22                 96,796          96,903
  5.00%, due 6/1/22                951,080         952,126
  5.00%, due 7/1/22              2,886,038       2,889,209
  5.00%, due 8/1/22              6,341,439       6,348,407
  5.00%, due 5/1/37              5,239,055       5,111,998
  5.00%, due 11/1/37               199,790         194,945
  5.386%, due 1/1/36 (c)         1,832,098       1,855,254
  5.50%, due 5/1/16                 96,357          97,821
  5.50%, due 7/1/22              1,746,325       1,768,981
  5.50%, due 7/1/35                651,230         650,833
  5.958%, due 7/1/36 (c)           970,242         978,845
  6.00%, due 2/1/14                329,989         338,222
  6.00%, due 1/1/36              1,136,333       1,154,166
  6.00%, due 6/1/36              2,462,761       2,501,410
  6.00%, due 7/1/36              1,908,765       1,938,721
  6.00%, due 6/1/37              1,972,115       2,002,799
  6.00%, due 7/1/37              1,976,849       2,007,606
  6.50%, due 11/1/09                88,123          88,625
  6.50%, due 10/1/37             1,497,411       1,539,242
  7.00%, due 10/1/37                43,646          45,403
  7.00%, due 11/1/37               549,549         571,666
  7.50%, due 7/1/28                136,228         145,753
                                             -------------
                                                41,031,791
                                             -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (2.1%)
  Series 2003-96, Class C
  4.396%, due 1/16/24            3,000,000       2,982,714
  Series 2005-87, Class B
  5.116%, due 1/16/28 (c)        5,000,000       5,038,420

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              35

                                 PRINCIPAL
                                    AMOUNT           VALUE

U.S. GOVERNMENT & FEDERAL AGENCIES
  (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
  Series 2002-35, Class D
  6.274%, due 1/16/27 (c)     $  5,000,000   $   5,225,087
                                             -------------
                                                13,246,221
                                             -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (MORTGAGE PASS-THROUGH SECURITIES) (6.1%)
  4.50%, due 9/15/35               486,577         466,027
  5.00%, due 12/15/37            2,500,000       2,463,764
  5.50%, due 7/15/35             1,425,567       1,436,421
  5.50%, due 8/15/35               671,258         676,369
  5.50%, due 5/15/36               868,344         874,769
  5.50%, due 7/15/36             2,865,112       2,886,309
  5.50%, due 11/15/36              985,528         992,819
  5.50%, due 5/15/37             1,282,814       1,292,282
  6.00%, due 1/15/36             2,194,699       2,247,396
  6.00%, due 4/15/36               923,731         945,910
  6.00%, due 10/15/36              896,401         917,924
  6.00%, due 4/15/37               476,234         487,637
  6.00%, due 9/15/37             5,988,123       6,131,497
  6.00%, due 10/15/37            1,997,083       2,044,899
  6.00%, due 11/15/37            1,997,967       2,045,805
  6.50%, due 1/15/36               801,138         827,576
  6.50%, due 3/15/36               441,148         455,706
  6.50%, due 6/15/36             1,709,051       1,765,451
  6.50%, due 9/15/36               451,171         466,061
 v  6.50%, due 7/15/37           9,670,599       9,988,627
  7.00%, due 7/15/31               137,108         145,339
                                             -------------
                                                39,558,588
                                             -------------

UNITED STATES TREASURY BOND (0.8%)
  4.75%, due 2/15/37 (e)         5,205,000       5,447,355
                                             -------------


UNITED STATES TREASURY NOTES (21.1%)
 v  3.125%, due 11/30/09 (e)    13,000,000      13,014,222
 v  3.375%, due 11/30/12 (e)    71,000,000      70,761,498
  3.875%, due 10/31/12 (e)       3,920,000       3,996,867
  4.25%, due 8/15/14             2,000,000       2,067,968
 v  4.25%, due 11/15/17 (e)     46,295,000      47,101,551
                                             -------------
                                               136,942,106
                                             -------------
Total U.S. Government &
  Federal Agencies
  (Cost $365,924,854)                          368,736,020
                                             -------------



YANKEE BONDS (0.4%) (F)
----------------------------------------------------------

BEVERAGES (0.2%)
Molson Coors Capital Finance
  ULC
  4.85%, due 9/22/10             1,500,000       1,507,928
                                             -------------


PIPELINES (0.1%)
TransCanada Pipelines, Ltd.
  4.00%, due 6/15/13               500,000         477,458
                                             -------------


TRANSPORTATION (0.1%)
Canadian National Railway
  Co.
  6.375%, due 11/15/37             660,000         675,376
                                             -------------
Total Yankee Bonds
  (Cost $2,613,656)                              2,660,762
                                             -------------
Total Long-Term Bonds
  (Cost $636,061,847)                          639,416,328
                                             -------------



SHORT-TERM INVESTMENTS (21.5%)
----------------------------------------------------------

FEDERAL AGENCY (0.5%)
Federal Farm Credit Bank
  (Discount Note)
  3.50%, due 1/7/08              3,375,000       3,373,031
                                             -------------
Total Federal Agency
  (Cost $3,373,031)                              3,373,031
                                             -------------


                                    SHARES
INVESTMENT COMPANY (21.0%)
State Street Navigator
  Securities Lending Prime
  Portfolio (g)                136,131,101     136,131,101
                                             -------------
Total Investment Company
  (Cost $136,131,101)                          136,131,101
                                             -------------
Total Short-Term Investments
  (Cost $139,504,132)                          139,504,132
                                             -------------
Total Investments
  (Cost $775,565,979) (h)            120.1%    778,920,460
Liabilities in Excess of
  Cash and Other Assets              (20.1)   (130,433,701)
                              ------------   -------------
Net Assets                           100.0%  $ 648,486,759
                              ============   =============







36    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

(a)  May be sold to institutional investors
     only under Rule 144a or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b)  Subprime mortgage investment. The total
     market value of this security at December
     31, 2007 is $982,385 which represents
     0.2% of the Portfolio's net assets.
(c) Floating rate. Rate shown is the rate in effect at December 31, 2007.
(d) Illiquid security. The total market value of the security at December 31, 2007 is $4,644,735 which represents 0.7% of the Portfolio's net asset.
(e)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $133,381,292; cash collateral of
     $136,131,101 (included in liabilities)
     was received with which the Portfolio
     purchased highly liquid short-term
     investments.
(f)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(g)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(h)  At December 31, 2007, cost is
     $775,670,567 for federal income tax
     purposes and net unrealized appreciation is as follows:



    Gross unrealized appreciation     $ 6,925,329
    Gross unrealized depreciation      (3,675,436)
                                      -----------
    Net unrealized appreciation       $ 3,249,893
                                      ===========





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              37

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $775,565,979) including
  $133,381,292 market
  value of securities loaned         $778,920,460
Cash                                       96,065
Receivables:
  Dividends and interest                5,144,491
  Fund shares sold                        812,307
  Investment securities sold               99,549
Other assets                                  932
                                     ------------
     Total assets                     785,073,804
                                     ------------

LIABILITIES:
Securities lending collateral         136,131,101
Payables:
  Adviser (See Note 3)                    135,573
  Administrator (See Note 3)              108,459
  Shareholder communication                73,258
  Fund shares redeemed                     50,277
  Professional fees                        36,290
  NYLIFE Distributors (See Note 3)         29,091
  Custodian                                20,222
  Directors                                   283
Accrued expenses                            2,491
                                     ------------
     Total liabilities                136,587,045
                                     ------------
Net assets                           $648,486,759
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share)
  200 million shares authorized      $    464,935
Additional paid-in capital            616,886,009
                                     ------------
                                      617,350,944
Accumulated undistributed net
  investment income                    27,691,417
Accumulated net realized gain on
  investments                              89,917
Net unrealized appreciation on
  investments                           3,354,481
                                     ------------
Net assets                           $648,486,759
                                     ============
INITIAL CLASS
Net assets applicable to
  outstanding shares                 $508,891,629
                                     ============
Shares of capital stock outstanding    36,451,463
                                     ============
Net asset value per share
  outstanding                        $      13.96
                                     ============
SERVICE CLASS
Net assets applicable to
  outstanding shares                 $139,595,130
                                     ============
Shares of capital stock outstanding    10,042,082
                                     ============
Net asset value per share
  outstanding                        $      13.90
                                     ============







38    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Interest                            $30,216,869
  Income from securities
     loaned--net                          455,565
                                      -----------
     Total income                      30,672,434
                                      -----------
EXPENSES:
  Advisory (See Note 3)                 1,422,785
  Administration (See Note 3)           1,138,228
  Distribution and service--Service
     Class (See Note 3)                   294,205
  Shareholder communication               110,434
  Professional fees                        82,690
  Custodian                                58,461
  Directors                                30,062
  Miscellaneous                            20,289
                                      -----------
     Total expenses                     3,157,154
                                      -----------
Net investment income                  27,515,280
                                      -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments        4,882,231
Net change in unrealized
  depreciation on investments           4,596,465
                                      -----------
Net realized and unrealized gain on
  investments                           9,478,696
                                      -----------
Net increase in net assets
  resulting from operations           $36,993,976
                                      ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              39

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                       2007           2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income         $ 27,515,280   $ 22,071,089
 Net realized gain (loss) on
  investments                     4,882,231     (2,377,123)
 Net change in unrealized
  depreciation on investments     4,596,465      1,948,426
                               ---------------------------
 Net increase in net assets
  resulting from operations      36,993,976     21,642,392
                               ---------------------------
Dividends to shareholders:
 From net investment income:
    Initial Class               (17,763,775)    (4,799,733)
    Service Class                (4,621,525)    (1,023,785)
                               ---------------------------
 Total dividends to
  shareholders                  (22,385,300)    (5,823,518)
                               ---------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        169,329,827    121,478,893
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      22,385,300      5,823,518
 Cost of shares redeemed        (71,328,989)   (97,628,630)
                               ---------------------------
    Increase in net assets
     derived from capital
     share transactions         120,386,138     29,673,781
                               ---------------------------
    Net increase in net
     assets                     134,994,814     45,492,655

NET ASSETS:
Beginning of year               513,491,945    467,999,290
                               ---------------------------
End of year                    $648,486,759   $513,491,945
                               ===========================
Accumulated undistributed net
 investment income at end of
 year                          $ 27,691,417   $ 22,228,200
                               ===========================







40    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              41

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------



                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of period       $  13.60    $  13.16    $  13.31    $  13.41    $  13.73
                            --------    --------    --------    --------    --------
Net investment income           0.53        0.58        0.53(b)     0.47        0.52(b)
Net realized and
  unrealized gain (loss)
  on investments                0.35        0.02       (0.24)       0.08        0.10
                            --------    --------    --------    --------    --------
Total from investment
  operations                    0.88        0.60        0.29        0.55        0.62
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.52)      (0.16)      (0.44)      (0.50)      (0.59)
  From net realized gain
     on investments               --          --          --       (0.15)      (0.35)
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.52)      (0.16)      (0.44)      (0.65)      (0.94)
                            --------    --------    --------    --------    --------
Net asset value at end of
  period                    $  13.96    $  13.60    $  13.16    $  13.31    $  13.41
                            ========    ========    ========    ========    ========
Total investment return         6.52%       4.55%       2.18%(d)    4.09%       4.52%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         4.89%       4.66%       3.96%       3.36%       3.75%
  Net expenses                  0.50%       0.52%       0.36%       0.54%       0.54%
  Expenses (before
     reimbursement)             0.50%       0.52%       0.51%       0.54%       0.54%
Portfolio turnover rate          265%(h)     166%(h)     277%(h)     335%        149%
Net assets at end of
  period (in 000's)         $508,892    $410,139    $377,607    $421,046    $485,033




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Less than one cent per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.03% and 1.77% for the Initial Class and Service
     Class, respectively for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Less than one-tenth of a percent.
(g)  Represents income earned for the year by the Initial Class shares less service fee of 0.25%.
(h)  The portfolio turnover not including mortgage dollar rolls is 256%, 147% and
     161% for the years ended December 31, 2007, 2006 and 2005, respectively.
+    Annualized.





42    MainStay VP Bond Portfolio    The notes to the financial statements are an
integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                             SERVICE CLASS
      ----------------------------------------------------------
                                                       JUNE 4,
                                                       2003(A)
                                                       THROUGH
                YEAR ENDED DECEMBER 31,             DECEMBER 31,
      ----------------------------------------------------------

        2007        2006        2005       2004         2003

      $  13.55    $  13.12    $ 13.29    $ 13.40       $ 14.33
      --------    --------    -------    -------       -------
          0.49        0.57       0.50(b)    0.46          0.28(b)
          0.35        0.00(c)   (0.25)      0.05         (0.28)
      --------    --------    -------    -------       -------
          0.84        0.57       0.25       0.51          0.00(c)
      --------    --------    -------    -------       -------

         (0.49)      (0.14)     (0.42)     (0.47)        (0.58)
            --          --         --      (0.15)        (0.35)
      --------    --------    -------    -------       -------
         (0.49)      (0.14)     (0.42)     (0.62)        (0.93)
      --------    --------    -------    -------       -------
      $  13.90    $  13.55    $ 13.12    $ 13.29       $ 13.40
      ========    ========    =======    =======       =======
          6.25%       4.29%      1.89%(d)   3.83%         0.00%(e)(f)

          4.64%       4.41%      3.71%      3.11%         3.50%+(g)
          0.75%       0.77%      0.61%      0.79%         0.79%+
          0.75%       0.77%      0.76%      0.79%         0.79%+
           265%(h)     166%(h)    277%(h)    335%          149%
      $139,595    $103,352    $90,392    $61,720       $19,603




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              43

MAINSTAY VP CASH MANAGEMENT PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.


INITIAL CLASS                                                    AS OF 12/31/07
--------------------------------------------------------------------------------

                              ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   4.86%     2.77%       3.50%
7-DAY CURRENT YIELD: 4.29%(2)




(After Portfolio operating expenses)


                                   MAINSTAY VP      LIPPER MONEY
                                 CASH MANAGEMENT     MARKET FUND
                                    PORTFOLIO           INDEX
                                 ---------------    ------------
12/31/97                              10000             10000
                                      10518             10510
                                      11027             11008
                                      11695             11662
                                      12144             12105
                                      12308             12265
                                      12390             12341
                                      12495             12437
                                      12866             12768
                                      13454             13343
12/31/07                              14107             13980









 BENCHMARK
PERFOR-
MANCE        ONE     FIVE     TEN
            YEAR    YEARS    YEARS
----------------------------------
Lipper
  Money
  Market
  Fund
  Index*    4.77%    2.65%    3.41%



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 2.73% and 3.48% for Initial Class shares for the five-year and ten-year periods, respectively.


2. As of 12/31/07, MainStay VP Cash Management Portfolio had an effective 7-day yield of 4.39% and a current yield of 4.29%. The current yield is more reflective of the Portfolio's earnings than the total return.

* Please refer to page 25 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.




44    MainStay VP Cash Management Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00       $1,023.70        $2.55          $1,022.50         $2.55
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of 0.50% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).





                                                     www.mainstayfunds.com    45

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Commercial Paper                                66.6
Federal Agencies                                28.2
Corporate Bonds                                  4.5
Medium-Term Notes                                1.7
Liabilities in Excess of Cash and Other
  Assets                                        (1.0)





See Portfolio of Investments on page 49 for specific holdings within these categories.



46    MainStay VP Cash Management Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGER CLAUDE ATHAIDE, PH.D., CFA, OF MACKAY SHIELDS LLC.

HOW DID MAINSTAY VP CASH MANAGEMENT PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the seven-day period ended December 31, 2007, Initial Class shares of MainStay VP Cash Management Portfolio provided a current yield of 4.29% and an effective yield of 4.39%. For the 12 months ended December 31, 2007, MainStay VP Cash Management Portfolio returned 4.86% for Initial Class shares. The Portfolio outperformed the 4.78% return of the average Lipper* Variable Products Money Market Portfolio and the 4.77% return of the Lipper Money Market Fund Index* for the 12 months ended December 31, 2007.

WHAT FACTORS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE DURING 2007?

The money market is affected by the state of the U.S. economy and by investors' perceptions of where the economy is headed. The recession in the housing market was a major story during 2007, as rising delinquencies caused the value of subprime-mortgage-backed securities to fall dramatically. The ensuing "flight to quality," or general movement toward higher-quality fixed-income securities, caused the yield on the two-year Treasury note to fall to 4.51% in early March.

After a sluggish first quarter, in which real gross domestic product (GDP) increased at an annualized rate of 0.6%, economic growth picked up in the spring, contributing to a rise in Treasury yields. The yield on the two-year Treasury note reached 5.1% in June. The rising trend in Treasury yields reversed in the middle of June as news of losses suffered by hedge funds investing in collateralized debt obligations sparked another flight to quality. From that time through the end of 2007, the markets were buffeted by negative headlines about losses suffered by a number of institutions on leveraged loans, subprime mortgages and other structured products.

DID DETERIORATION IN THE SUBPRIME-MORTGAGE SECTOR AFFECT OTHER FIXED-INCOME SECTORS IN 2007?

Yes, it did. Investment vehicles that funded their investments with commercial paper experienced difficulty rolling over maturing commercial paper as investors shied away from most types of securitized assets. The spread, or difference in yield, between 90-day asset-backed commercial paper and commercial paper issued by financial institutions increased to 93 basis points in December. (A basis point is one-hundredth of a percentage point.) This yield difference averaged about two basis points during 2006 and the first half of 2007.

The difference between three-month Treasury bill yields and three-month LIBOR, which serves as a measure of credit risk, rose to 240 basis points in August 2007. This spread averaged 38 basis points during the first half of 2007. Yields on one-month Treasury bills fell below 2% as buyers of asset-backed commercial paper sought the safety of Treasury bills. Since the end of July, the amount of asset-backed commercial paper outstanding declined by more than $400 billion, representing a contraction of about 34% in the size of the asset-backed commercial-paper market.

HOW DID FEDERAL RESERVE ACTION AFFECT THE MARKET IN 2007?

In August, the Federal Open Market Committee (FOMC) cut the primary discount rate by 50 basis points to 5.75%, seeking to alleviate increasingly illiquid conditions in the money markets. In the following weeks, the FOMC continued to encourage banks to use the discount window to fund assets and ease dislocations in the money markets. Beginning in September 2007, the FOMC lowered the federal funds target rate three times. In total, these easing moves lowered the federal funds target rate from 5.25% to 4.25%. These cuts were matched by further cuts in the discount rate, which brought the discount rate to 4.75% by year end.


An investment in the Portfolio is not insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. The Portfolio can invest in foreign securities, which may be subject to greater risks than U.S. investments, including less-liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, and changes in tax or currency laws or monetary policy. The Portfolio may invest in derivatives, which may increase the volatility of the Portfolio and may result in a loss to the Portfolio.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to page 25 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                     www.mainstayfunds.com    47

The yield on the benchmark two-year Treasury note fell as low as 2.86% during the fourth quarter when losses at a number of large financial institutions sparked yet another flight to quality. The pressures faced by financial institutions in obtaining funding were reflected in the interbank lending market, where one-month and three-month LIBOR remained high relative to overnight rates. In December, the Federal Reserve announced a new term auction facility (TAF) for depository institutions looking for funds. The TAF was introduced to overcome the reluctance of banks to fund their assets at the discount window. Some $40 billion of loans were made in two auctions. The Federal Reserve announced that it would hold these auctions every two weeks for as long as necessary.


WHAT WAS THE AVERAGE MATURITY OF THE PORTFOLIO AT YEAR-END 2007?

As of December 31, 2007, the average maturity of the Portfolio was approximately 59 days.

HOW WAS THE PORTFOLIO POSITIONED DURING 2007?

The Portfolio invested in securities issued by U.S. government sponsored agencies, as well as tier-1 rated securities issued by finance, insurance, brokerage and industrial companies, as well as banks and bank holding companies. To date, the Portfolio has not purchased asset-backed commercial paper issued by structured investment vehicles.


The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP CASH MANAGEMENT PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


48    MainStay VP Cash Management Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007



                                 PRINCIPAL      AMORTIZED
                                    AMOUNT           COST
SHORT-TERM INVESTMENTS (101.0%)+
---------------------------------------------------------

COMMERCIAL PAPER (66.6%)
Abbey National North America
  LLC
  4.615%, due 1/3/08           $ 5,575,000   $  5,573,570
  4.94%, due 1/2/08              4,450,000      4,449,389
  4.94%, due 1/9/08              1,850,000      1,847,969
Allianz Finance Corp.
  4.70%, due 1/16/08 (a)         1,400,000      1,397,258
  4.75%, due 2/26/08 (a)         5,500,000      5,459,361
  4.80%, due 2/26/08 (a)         3,000,000      2,977,600
American Express Credit Corp.
  4.71%, due 1/29/08             5,075,000      5,056,409
  4.72%, due 1/17/08             4,000,000      3,991,608
American General Finance
  Corp.
  4.65%, due 2/25/08             4,000,000      3,971,583
  4.70%, due 3/7/08              5,000,000      4,956,917
  4.89%, due 2/4/08                300,000        298,615
  5.10%, due 1/10/08             3,000,000      2,996,175
American Honda Finance Corp.
  4.48%, due 1/25/08             6,125,000      6,106,707
  4.49%, due 1/29/08             3,500,000      3,487,777
AstraZeneca PLC
  4.20%, due 4/7/08 (a)          5,000,000      4,943,417
  4.67%, due 2/28/08 (a)           700,000        694,734
  4.80%, due 2/21/08 (a)         5,000,000      4,966,000
Atlantis One Funding Corp.
  5.19%, due 1/7/08 (a)          2,700,000      2,697,665
Australia & New Zealand
  Banking Group, Ltd.
  4.54%, due 3/26/08 (a)         5,000,000      4,946,403
  4.86%, due 4/14/08 (a)         3,000,000      2,957,880
  4.97%, due 1/11/08 (a)         5,000,000      4,993,097
Bank of America Corp.
  5.28%, due 1/17/08             5,200,000      5,187,798
Bayerische Landesbank
  Girozentrale/New York
  4.56%, due 2/5/08              5,225,000      5,201,836
  5.11%, due 1/11/08             4,000,000      3,994,322
BNP Paribas Finance, Inc.
  4.693%, due 4/16/08            7,000,000      6,903,272
  4.70%, due 4/7/08              3,000,000      2,962,008
ChevronTexaco Funding Corp.
  4.27%, due 2/14/08             6,000,000      5,968,687
  4.35%, due 3/11/08             5,150,000      5,106,440
Deutsche Bank Financial LLC
  4.64%, due 2/1/08              6,200,000      6,175,227
Dexia Delaware LLC
  4.79%, due 1/7/08              5,000,000      4,996,008
  4.88%, due 3/19/08             4,000,000      3,957,707
Electricite de France
  4.35%, due 3/6/08              5,500,000      5,456,802
  4.78%, due 1/8/08              3,150,000      3,147,072
  5.215%, due 1/15/08            4,650,000      4,640,569
European Investment Bank
  4.40%, due 2/28/08             6,400,000      6,354,631
Export Development Canada
  4.29%, due 3/4/08              6,000,000      5,954,955
General Electric Capital
  Corp.
  4.39%, due 4/21/08             6,000,000      5,918,785
  5.12%, due 1/14/08             5,100,000      5,090,570
Goldman Sachs Group, Inc.
  4.67%, due 2/27/08             5,500,000      5,459,332
  4.77%, due 2/26/08             6,000,000      5,955,480
Greenwich Capital Holdings,
  Inc.
  4.95%, due 4/8/08              6,000,000      5,919,150
ING U.S. Funding LLC
  4.63%, due 4/9/08              3,275,000      3,233,301
  4.73%, due 5/2/08              6,000,000      5,903,823
  5.42%, due 1/8/08              2,750,000      2,747,102
JPMorgan Chase & Co.
  4.60%, due 4/17/08             4,900,000      4,833,006
KfW International Finance,
  Inc.
  4.23%, due 3/11/08 (a)         5,000,000      4,958,875
  5.13%, due 1/22/08 (a)         4,000,000      3,988,030
  5.13%, due 1/24/08 (a)         2,725,000      2,716,068
Lloyds TSB Bank PLC
  4.64%, due 2/6/08              4,000,000      3,981,440
  4.65%, due 4/28/08             6,000,000      5,908,550
Merrill Lynch & Co., Inc.
  4.70%, due 1/16/08             4,200,000      4,191,775
  4.77%, due 2/14/08             3,625,000      3,603,866
Metlife Funding, Inc.
  4.18%, due 2/25/08             4,525,000      4,496,103
Morgan Stanley
  4.69%, due 5/12/08             5,000,000      4,914,017
  5.48%, due 1/30/08               570,000        567,484
  5.60%, due 1/2/08              2,975,000      2,974,537
National Australia Funding
  Delaware, Inc.
  4.63%, due 1/31/08 (a)         6,000,000      5,976,850
Nationwide Building Society
  4.82%, due 4/24/08 (a)         5,500,000      5,416,052
  5.00%, due 2/28/08 (a)         1,505,000      1,492,876
  5.03%, due 3/18/08 (a)         5,000,000      4,946,207
Nestle Capital Corp.
  4.99%, due 3/10/08 (a)         3,050,000      3,020,829

 +  Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              49

                                 PRINCIPAL      AMORTIZED
                                    AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
Pfizer, Inc.
  4.41%, due 5/14/08 (a)       $ 5,000,000   $  4,917,925
  4.43%, due 4/29/08 (a)         6,500,000      6,404,816
Presidents & Fellows of
  Harvard College
  5.085%, due 1/22/08            4,000,000      3,988,135
Private Export Funding Corp.
  4.47%, due 1/24/08 (a)         3,200,000      3,190,861
  4.73%, due 1/18/08 (a)         4,150,000      4,140,730
  4.74%, due 1/16/08 (a)         5,200,000      5,189,730
Prudential Funding LLC
  4.43%, due 4/4/08              6,000,000      5,930,596
Rabobank USA Finance Corp.
  4.70%, due 2/12/08             2,525,000      2,511,154
Royal Bank of Scotland
  4.84%, due 5/7/08              4,625,000      4,546,031
  4.88%, due 3/28/08             1,000,000        988,207
Shell International Finance
  B.V.
  4.47%, due 3/28/08 (a)         2,500,000      2,472,994
Societe Generale North
  America, Inc.
  4.88%, due 4/18/08             5,000,000      4,926,800
  4.92%, due 4/11/08             3,375,000      3,328,414
  5.09%, due 2/29/08             5,000,000      4,958,290
Svenska Handelsbanken, Inc.
  4.68%, due 2/7/08              5,250,000      5,224,748
  4.73%, due 2/11/08             5,500,000      5,470,372
Swedish Export Credit Corp.
  4.22%, due 3/20/08             3,000,000      2,972,218
  4.38%, due 3/12/08             5,000,000      4,956,808
  4.50%, due 1/31/08             3,000,000      2,988,750
  4.55%, due 1/24/08             3,575,000      3,564,608
Swiss RE Financial Products
  Corp.
  4.95%, due 1/7/08 (a)          2,850,000      2,847,649
  5.195%, due 1/25/08 (a)        4,500,000      4,484,416
  5.30%, due 1/28/08 (a)         4,325,000      4,307,809
Toyota Motor Credit Corp.
  4.60%, due 3/13/08             5,000,000      4,954,000
  4.75%, due 1/17/08             3,500,000      3,492,612
  5.18%, due 1/8/08              4,150,000      4,145,820
UBS Finance Delaware LLC
  4.75%, due 6/5/08              1,450,000      1,420,154
  5.11%, due 1/9/08              4,800,000      4,794,549
  5.195%, due 1/9/08             3,925,000      3,920,469
Unilever Capital Corp.
  4.22%, due 1/25/08 (a)         6,400,000      6,381,995
  4.24%, due 1/23/08 (a)         5,000,000      4,987,044
USAA Capital Corp.
  4.65%, due 2/15/08             5,000,000      4,970,937
Wal-Mart Stores, Inc.
  4.50%, due 1/29/08 (a)         3,000,000      2,989,500
  4.65%, due 1/23/08 (a)         2,400,000      2,393,180
  4.72%, due 1/23/08 (a)         1,225,000      1,221,466
                                             ------------
                                              402,975,363
                                             ------------

CORPORATE BONDS (4.5%)
Bank of America N.A.
  4.966%, due 12/18/08 (b)       6,375,000      6,369,160
Bank One N.A./Chicago, IL
  3.70%, due 1/15/08             4,000,000      3,997,709
International Business
  Machines Corp.
  5.273%, due 9/8/08 (a)(b)      4,600,000      4,598,267
Wachovia Bank N.A.
  5.20%, due 10/3/08 (b)         4,760,000      4,752,467
Wachovia Corp.
  3.50%, due 8/15/08             3,700,000      3,660,802
Wells Fargo & Co.
  4.125%, due 3/10/08            4,000,000      3,991,389
                                             ------------
                                               27,369,794
                                             ------------

FEDERAL AGENCIES (28.2%)
Federal Home Loan Bank
  4.50%, due 11/5/08             6,000,000      6,000,567
  4.674%, due 12/24/08 (b)       6,000,000      6,000,000
  5.062%, due 12/12/08 (b)       6,000,000      6,000,000
Federal Home Loan Bank
  (Discount Notes)
  3.90%, due 5/21/08               130,000        128,014
  4.155%, due 5/21/08            6,000,000      5,902,357
  4.16%, due 5/7/08              1,325,000      1,305,555
  4.23%, due 2/25/08             1,600,000      1,589,660
  4.256%, due 3/24/08            6,775,000      6,708,521
  4.26%, due 2/8/08              6,225,000      6,197,009
  4.26%, due 3/14/08             4,125,000      4,089,367
  4.28%, due 2/22/08             6,000,000      5,962,907
  4.30%, due 3/5/08              7,775,000      7,715,564
  4.305%, due 3/12/08            2,250,000      2,230,896
  4.43%, due 3/19/08             2,625,000      2,599,804
  4.45%, due 1/10/08             5,000,000      4,994,438
  4.46%, due 1/14/08             4,950,000      4,942,028
  4.48%, due 3/19/08               800,000        792,235
  4.53%, due 3/19/08               600,000        594,111
  4.55%, due 3/19/08             4,300,000      4,257,609
  4.755%, due 1/23/08            4,100,000      4,088,086
  4.845%, due 1/11/08            1,450,000      1,448,049
  4.85%, due 2/15/08             5,800,000      5,764,838
Federal Home Loan Mortgage
  Corporation (Discount
  Notes)
  4.11%, due 4/25/08             2,900,000      2,861,925
  4.13%, due 3/31/08             6,000,000      5,938,050
  4.18%, due 3/3/08              6,000,000      5,956,807


50    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL      AMORTIZED
                                    AMOUNT           COST
SHORT-TERM INVESTMENTS (CONTINUED)
FEDERAL AGENCIES (CONTINUED)
Federal Home Loan Mortgage Corporation
  (Discount Notes) (continued)
  4.295%, due 2/29/08          $ 5,950,000   $  5,908,118
  4.54%, due 2/4/08              5,075,000      5,053,239
  4.77%, due 1/7/08              4,500,000      4,496,423

Federal National Mortgage
  Association (Discount
  Notes)
  4.11%, due 5/19/08             5,875,000      5,781,769
  4.16%, due 4/22/08             5,050,000      4,984,642
  4.18%, due 4/10/08             5,000,000      4,941,944
  4.19%, due 3/17/08             1,700,000      1,684,963
  4.22%, due 4/30/08             6,150,000      6,063,490
  4.23%, due 3/5/08              2,000,000      1,984,960
  4.45%, due 1/11/08             3,200,000      3,196,045
  4.465%, due 2/6/08             3,900,000      3,882,587
  4.73%, due 1/4/08              4,000,000      3,998,424
  4.73%, due 2/13/08             4,000,000      3,977,402
  4.80%, due 1/30/08            10,496,000     10,455,416
                                             ------------
                                              170,477,819
                                             ------------

MEDIUM-TERM NOTES (1.7%)
American Honda Finance Corp.
  5.166%, due 9/18/08 (a)(b)     3,200,000      3,200,000
General Electric Capital
  Corp.
  5.29%, due 1/3/08 (b)          3,500,000      3,500,010
Morgan Stanley
  5.334%, due 1/18/08 (b)        3,500,000      3,500,241
                                             ------------
                                               10,200,251
                                             ------------
Total Short-Term Investments
  (Amortized Cost
  $611,023,227) (c)                  101.0%   611,023,227
Liabilities in Excess of
  Cash and Other Assets               (1.0)    (5,801,695)
                               -----------   ------------
Net Assets                           100.0%  $605,221,532
                               ===========   ============





(a)  May be sold to institutional investors
     only under Rule 144a or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(b) Floating rate. Rate shown is the rate in effect at December 31, 2007.
(c)  The cost stated also represents the
     aggregate cost for federal income tax
     purposes.



The table below sets forth the diversification of the Cash Management Portfolio investments by industry.

INDUSTRY DIVERSIFICATION

                                  AMORTIZED
                                       COST   PERCENT+
Banks                          $154,025,841      25.4%
Commercial Services               3,988,135       0.7
Computers                         4,598,261       0.8
Diversified Financial
  Services                       22,939,679       3.8
Electric                         13,244,443       2.2
Federal Agencies                170,477,819      28.2
Finance--Auto Loans              25,386,916       4.2
Finance--Consumer Loans          12,223,290       2.0
Finance--Credit Card              9,048,017       1.5
Finance--Investment
  Banker/Broker                  47,883,979       7.9
Finance--Mortgage Loan/Banker    11,855,135       2.0
Finance--Other Services          12,521,322       2.1
Holding
  Companies--Diversified          4,970,937       0.8
Insurance                        27,404,689       4.5
Multi-National                    6,354,631       1.0
Oil & Gas                        13,548,120       2.2
Pharmaceuticals                  21,926,892       3.6
Retail                            6,604,147       1.1
Sovereign                        20,437,339       3.4
Special Purpose Entity           21,583,635       3.6
                               ------------     -----
                                611,023,227     101.0
Liabilities in Excess of
  Cash and Other Assets          (5,801,695)     (1.0)
                               ------------     -----
Net Assets                     $605,221,532     100.0%
                               ============     =====





+    Percentages indicated are based on
     Portfolio net assets.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              51

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (amortized cost $611,023,227)      $611,023,227
Cash                                       31,798
Receivables:
  Fund shares sold                      1,308,742
  Interest                                413,412
Other assets                                  681
                                     ------------
     Total assets                     612,777,860
                                     ------------

LIABILITIES:
Payables:
  Fund shares redeemed                  7,165,145
  Adviser (See Note 3)                    123,073
  Administrator (See Note 3)              101,837
  Shareholder communication                59,352
  Professional fees                        29,931
  Custodian                                 7,394
  Directors                                   246
Accrued expenses                            2,181
Dividend payable                           67,169
                                     ------------
     Total liabilities                  7,556,328
                                     ------------
Net assets                           $605,221,532
                                     ============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 700 million shares
  authorized                         $  6,052,361
Additional paid-in capital            599,171,889
                                     ------------
                                      605,224,250
Accumulated undistributed net
  investment income                           205
Accumulated net realized loss on
  investments                              (2,923)
                                     ------------
Net assets applicable to
  outstanding shares                 $605,221,532
                                     ============
Shares of capital stock outstanding   605,236,136
                                     ============
Net asset value per share
  outstanding                        $       1.00
                                     ============







52    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Interest                            $23,593,603
                                      -----------
EXPENSES:
  Advisory (See Note 3)                 1,126,991
  Administration (See Note 3)             907,067
  Shareholder communication                87,731
  Professional fees                        67,737
  Custodian                                26,778
  Directors                                23,567
  Miscellaneous                            14,216
                                      -----------
     Total expenses                     2,254,087
                                      -----------
Net investment income                  21,339,516
                                      -----------

REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments            1,986
                                      -----------
Net increase in net assets
  resulting from operations           $21,341,502
                                      ===========






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              53

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                       2007            2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income        $  21,339,516   $  15,352,521
 Net realized gain (loss)
  on investments                      1,986          (4,909)
                              -----------------------------
 Net increase in net assets
  resulting from operations      21,341,502      15,347,612
                              -----------------------------

Dividends to shareholders:
 From net investment income     (21,339,548)    (15,357,386)
                              -----------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                        746,017,935     438,354,578
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends      21,339,548      15,357,386
 Cost of shares redeemed       (513,890,573)   (408,850,006)
                              -----------------------------
    Increase in net assets
     derived from capital
     share transactions         253,466,910      44,861,958
                              -----------------------------
    Net increase in net
     assets                     253,468,864      44,852,184

NET ASSETS:
Beginning of year               351,752,668     306,900,484
                              -----------------------------
End of year                   $ 605,221,532   $ 351,752,668
                              =============================
Accumulated undistributed
 net investment income at
 end of year                  $         205   $         237
                              =============================







54    MainStay VP Cash Management Portfolio           The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS




                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of year         $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            --------    --------    --------    --------    --------
Net investment income           0.05        0.04        0.03        0.01        0.01
Net realized and
  unrealized gain (loss)
  on investments                0.00(a)    (0.00)(a)    0.00(a)     0.00(a)     0.00(a)
                            --------    --------    --------    --------    --------
Total from investment
  operations                    0.05        0.04        0.03        0.01        0.01
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.05)      (0.04)      (0.03)      (0.01)      (0.01)
  From net realized gain
     on investments               --          --          --       (0.00)(a)   (0.00)(a)
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (0.05)      (0.04)      (0.03)      (0.01)      (0.01)
                            --------    --------    --------    --------    --------
Net asset value at end of
  year                      $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                            ========    ========    ========    ========    ========
Total investment return         4.86%       4.57%       2.96%(b)    0.85%       0.67%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         4.71%       4.50%       2.91%       0.83%       0.67%
  Net expenses                  0.50%       0.52%       0.30%       0.55%       0.55%
  Expenses (before
     waiver/reimbursement)      0.50%       0.52%       0.50%       0.55%       0.55%
Net assets at end of year
  (in 000's)                $605,222    $351,753    $306,900    $308,660    $359,974




(a)  Less than one cent per share.
(b) Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 2.76% for the year ended December 31, 2005.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              55

MAINSTAY VP COMMON STOCK PORTFOLIO
INVESTMENT AND PERFORMANCE COMPARISON (UNAUDITED)


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 1-800-598-2019.


INITIAL CLASS                                                     AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   5.14%     13.07%      6.32%




                                            (After Portfolio operating expenses)

                             MAINSTAY VP
                            COMMON STOCK    RUSSELL 1000    S&P 500
                              PORTFOLIO         INDEX        INDEX
                            ------------    ------------    -------
12/31/97                        10000           10000        10000
                                12659           12702        12858
                                16453           15359        15563
                                15903           14162        14146
                                13186           12399        12465
                                 9988            9714         9710
                                12622           12618        12495
                                13997           14057        13855
                                15076           14938        14536
                                17558           17248        16832
12/31/07                        18461           18243        17756






SERVICE CLASS(2)                                                 AS OF 12/31/07
--------------------------------------------------------------------------------

AVERAGE ANNUAL                ONE      FIVE         TEN
TOTAL RETURNS                YEAR    YEARS(1)    YEARS(1)
---------------------------------------------------------
After Portfolio operating
  expenses                   4.88%     12.78%      6.06%




                                            (After Portfolio operating expenses)

                          MAINSTAY VP
                         COMMON STOCK    RUSSELL 1000    S&P 500
                           PORTFOLIO         INDEX        INDEX
                         ------------    ------------    -------
12/31/97                     10000           10000        10000
                             12629           12702        12858
                             16376           15359        15563
                             15792           14162        14146
                             13061           12399        12465
                              9868            9714         9710
                             12440           12618        12495
                             13762           14057        13855
                             14779           14938        14536
                             17170           17248        16832
12/31/07                     18008           18243        17756







 BENCHMARK PERFORMANCE     ONE              FIVE     TEN
                          YEAR             YEARS    YEARS
---------------------------------------------------------
S&P 500(R) Index*         5.49%            12.83%    5.91%
Russell 1000(R) Index*    5.77             13.43     6.20



Performance tables and graphs do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Returns reflective of these charges are provided in the beginning of this book. Please refer to the Performance Summary appropriate for your policy.
1. Performance figures shown for the five-year and ten-year periods ended 12/31/07 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 13.04% and 6.31% for Initial Class shares and 12.77% and 6.05% for Service Class shares for the five-year and ten-year periods, respectively.


2. Performance for Service Class shares, first offered 6/5/03, includes the historical performance of Initial Class shares from 1/1/98 through 6/4/03 adjusted to reflect the fees and expenses for Service Class shares.

* Please refer to page 25 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices, averages and service providers mentioned in the reports.



56    MainStay VP Common Stock Portfolio

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY VP COMMON STOCK PORTFOLIO
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2007, to December 31, 2007, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, if applicable, exchange fees, and sales charges (loads) on purchases, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2007, to December 31, 2007. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested to estimate the expenses that you paid during the six-months ended December 31, 2007. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if applicable, exchange fees, or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                            ENDING ACCOUNT
                                            ENDING ACCOUNT                   VALUE (BASED
                                             VALUE (BASED                   ON HYPOTHETICAL
                               BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                 VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                      7/1/07        12/31/07       PERIOD(1)        12/31/07        PERIOD(1)
INITIAL CLASS                  $1,000.00        $977.50         $2.49          $1,022.50         $2.55
--------------------------------------------------------------------------------------------------------

SERVICE CLASS                  $1,000.00        $976.25         $3.74          $1,021.25         $3.82
--------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Portfolio's net annualized expense ratio of each class (0.50% for Initial Class and 0.75% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period).


                                                     www.mainstayfunds.com    57

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2007

(PORTFOLIO COMPOSITION PIE CHART)

Common Stocks                                   98.9
Short-Term Investment (collateral from
  securities lending is 1.7%)*                   1.7
Investment Company                               0.9
Liabilities in Excess of Cash and Other
  Assets                                        (1.5)





* Includes 1.7% of Short-Term Investment Company Securities.

See Portfolio of Investments on page 61 for specific holdings within these categories.

TOP TEN HOLDINGS AS OF DECEMBER 31, 2007 (EXCLUDING SHORT-TERM INVESTMENTS)



             1.  ExxonMobil Corp.
             2.  Microsoft Corp.
             3.  Procter & Gamble Co. (The)
             4.  General Electric Co.
             5.  Pfizer, Inc.
             6.  ConocoPhillips
             7.  International Business Machines Corp.
             8.  Verizon Communications, Inc.
             9.  Intel Corp.
            10.  JPMorgan Chase & Co.







58    MainStay VP Common Stock Portfolio

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
QUESTIONS ANSWERED BY PORTFOLIO MANAGERS HARVEY FRAM, CFA, AND MIGENE KIM, CFA, OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC.

HOW DID MAINSTAY VP COMMON STOCK PORTFOLIO PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK FOR THE 12 MONTHS ENDED DECEMBER 31, 2007?

For the 12 months ended December 31, 2007, MainStay VP Common Stock Portfolio returned 5.14% for Initial Class shares and 4.88% for Service Class shares. Both share classes underperformed the 5.78% return of the average Lipper* Variable Products Large-Cap Core Portfolio and the 5.49% return of the S&P 500(R) Index* for the 12 months ended December 31, 2007. The S&P 500(R) Index is the Portfolio's broad-based securities-market index.

WERE THERE ANY CHANGES IN THE PORTFOLIO'S MANAGEMENT DURING THE REPORTING
PERIOD?

Yes. Migene Kim, CFA, who has been a part of the management team for MainStay VP Common Stock Portfolio since 2007, became a portfolio manager of the Portfolio effective December 14, 2007.

WHAT ACCOUNTED FOR THE PORTFOLIO'S RELATIVE PERFORMANCE DURING 2007?

The Portfolio's relative performance for the year was significantly influenced by the subprime-mortgage crisis and the rising cost of commodities. The Portfolio benefited from stock selection in the financials and consumer discretionary sectors and from an overweight position in the energy sector. The major detractor from performance was the information technology sector, primarily because of underweight positions in Apple and Google.

WHICH SECTORS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S PERFORMANCE DURING THE REPORTING PERIOD AND WHICH STOCKS WERE THE WEAKEST CONTRIBUTORS?

The sectors that made the greatest positive contributions to the Portfolio's relative performance were financials, energy and consumer discretionary. The sectors that detracted most from the Portfolio's performance were information technology, industrials and consumer staples.

WHICH STOCKS WERE THE STRONGEST POSITIVE CONTRIBUTORS TO THE PORTFOLIO'S ABSOLUTE PERFORMANCE DURING 2007 AND WHICH STOCKS WERE THE GREATEST DETRACTORS?

ExxonMobil, Freeport-McMoRan Copper & Gold and National Oilwell Varco were among the strongest positive contributors to the Portfolio's absolute performance during 2007. All of these stocks benefited from the strength of their respective commodity markets.

Although stock selection in the financials sector had a positive impact on relative performance, the stocks that detracted the most from the Portfolio's absolute performance during 2007 were Citigroup, Merrill Lynch and Capital One Financial. All of these financial stocks suffered from exposure to subprime mortgages.

DID THE PORTFOLIO MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE YEAR?

During the year, we bought stocks such as ConocoPhillips, an integrated oil & gas company, because of their relatively low valuation in a period when energy prices were continuing to climb. We also bought Caterpillar--a construction, farm equipment and heavy trucking company--because of its exposure to an increasingly strong agricultural sector.

In 2007, we sold a great deal of the Portfolio's position in Citigroup when the stock suffered from exposure to the subprime-mortgage crisis. We also sold most of the Portfolio's position in Cisco Systems when the shares became less attractive than other communications equipment industry stocks, such as Juniper Networks.

WERE THERE ANY SIGNIFICANT CHANGES IN THE PORTFOLIO'S SECTOR WEIGHTINGS RELATIVE TO THE BENCHMARK DURING 2007?

We increased the Portfolio's weight relative to the S&P 500(R) Index in the energy and industrials sectors. We monitored the upward trend in energy prices and increased the Portfolio's investments in energy stocks. Among industrial stocks, we increased exposure to aerospace & defense names and to holdings that we

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for nongrowth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. The principal risk of investing in value stocks is that they may never reach what the portfolio manager believes is their full value or they may even go down in value.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

* Please refer to page 25 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices and service providers mentioned in the reports.

                                                     www.mainstayfunds.com    59
felt might benefit from continued strength in agriculture.

We decreased the Portfolio's exposure to the consumer staples, consumer discretionary and financials sectors. Continued fallout from the subprime-mortgage crisis, a weak housing market and higher energy costs suggested that these stocks were expensive relative to their earnings prospects.

WERE THERE SPECIFIC STOCKS IN WHICH THE PORTFOLIO WAS OVERWEIGHT OR UNDERWEIGHT AT THE END OF 2007?

As of December 31, 2007, the Portfolio held overweight positions in Freeport-McMoRan Copper & Gold and Occidental Petroleum, two stocks that benefited from rising commodity prices during the year. At the end of 2007, the Portfolio was underweight Wachovia and Comcast. Wachovia's earnings and stock price were severely hurt by the subprime-mortgage crisis, and Comcast shares fell on stronger-than-anticipated competition in the company's core cable TV business.



The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

INFORMATION ABOUT MAINSTAY VP COMMON STOCK PORTFOLIO ON THIS PAGE AND THE PRECEDING PAGES HAS NOT BEEN AUDITED.


60    MainStay VP Common Stock Portfolio

PORTFOLIO OF INVESTMENTS DECEMBER 31, 2007




                                  SHARES            VALUE
COMMON STOCKS (98.9%)+
---------------------------------------------------------

AEROSPACE & DEFENSE (3.2%)
Boeing Co. (The)                 130,819   $   11,441,430
Goodrich Corp. (a)                21,583        1,523,976
Honeywell International,
  Inc.                            85,834        5,284,799
L-3 Communications Holdings,
  Inc.                            22,637        2,398,164
Lockheed Martin Corp.             89,307        9,400,455
Northrop Grumman Corp.            10,426          819,901
Raytheon Co.                      33,837        2,053,906
                                           --------------
                                               32,922,631
                                           --------------

AIR FREIGHT & LOGISTICS (0.8%)
FedEx Corp.                       89,856        8,012,460
                                           --------------


AIRLINES (0.3%)
Southwest Airlines Co.           289,656        3,533,803
                                           --------------


AUTO COMPONENTS (0.3%)
BorgWarner, Inc.                  29,682        1,436,906
Johnson Controls, Inc.            55,357        1,995,066
Lear Corp. (b)                     2,963           81,957
                                           --------------
                                                3,513,929
                                           --------------

BEVERAGES (1.6%)
Coca-Cola Co. (The)               62,676        3,846,426
Coca-Cola Enterprises, Inc.      110,926        2,887,404
Constellation Brands, Inc.
  Class A (b)                      8,477          200,396
Pepsi Bottling Group, Inc.
  (The)                           53,977        2,129,932
PepsiCo, Inc.                     90,701        6,884,206
                                           --------------
                                               15,948,364
                                           --------------

BIOTECHNOLOGY (0.5%)
Amgen, Inc. (b)                    3,747          174,011
Biogen Idec, Inc. (b)             69,681        3,966,243
Cephalon, Inc. (a)(b)             10,026          719,466
                                           --------------
                                                4,859,720
                                           --------------

BUILDING PRODUCTS (0.3%)
Masco Corp.                      125,262        2,706,912
Trane, Inc.                        1,693           79,080
                                           --------------
                                                2,785,992
                                           --------------

CAPITAL MARKETS (4.8%)
American Capital Strategies,
  Ltd.                             8,889          292,981
Ameriprise Financial, Inc.        91,514        5,043,337
Bank of New York Mellon
  Corp. (The)                    233,757       11,397,991
Charles Schwab Corp. (The)       357,615        9,137,063
Goldman Sachs Group, Inc.
  (The)                            1,689          363,219
Janus Capital Group, Inc.         39,427        1,295,177
Legg Mason, Inc.                  19,102        1,397,311
Merrill Lynch & Co., Inc.         49,123        2,636,923
Morgan Stanley (a)               193,982       10,302,384
Northern Trust Corp.              74,072        5,672,434
State Street Corp.                 9,695          787,234
Waddell & Reed Financial,
  Inc. Class A (a)                 5,747          207,409
                                           --------------
                                               48,533,463
                                           --------------

CHEMICALS (1.6%)
Albemarle Corp.                      177            7,301
Ashland, Inc.                     10,700          507,501
Cabot Corp.                        2,007           66,913
CF Industries Holdings, Inc.      10,577        1,164,105
Dow Chemical Co. (The)           110,795        4,367,539
Eastman Chemical Co.              16,531        1,009,879
Hercules, Inc.                        72            1,393
Lubrizol Corp. (The)              21,474        1,163,032
Monsanto Co.                      54,882        6,129,771
Terra Industries, Inc. (b)        36,444        1,740,565
                                           --------------
                                               16,157,999
                                           --------------

COMMERCIAL BANKS (0.6%)
City National Corp.                2,662          158,522
Cullen/Frost Bankers, Inc.        10,604          537,199
GB&T Bancshares, Inc.                794            7,432
KeyCorp                           10,375          243,294
PNC Financial Services
  Group, Inc.                      8,109          532,356
SunTrust Banks, Inc.              29,883        1,867,389
Wachovia Corp.                    12,994          494,162
Wells Fargo & Co.                 73,831        2,228,958
                                           --------------
                                                6,069,312
                                           --------------

COMMERCIAL SERVICES & SUPPLIES (0.7%)
Allied Waste Industries,
  Inc. (b)                       110,175        1,214,129
Brink's Co. (The)                  5,794          346,134
ChoicePoint, Inc. (b)             14,259          519,313
Dun & Bradstreet Corp. (The)       9,750          864,143
Manpower, Inc.                     9,518          541,574
Robert Half International,
  Inc.                            49,672        1,343,131
Waste Management, Inc.            58,577        1,913,711
                                           --------------
                                                6,742,135
                                           --------------

COMMUNICATIONS EQUIPMENT (1.5%)
Cisco Systems, Inc. (b)          270,166        7,313,394
Juniper Networks, Inc. (b)       179,996        5,975,867
QUALCOMM, Inc.                    38,073        1,498,173
Tellabs, Inc. (b)                  9,943           65,027
                                           --------------
                                               14,852,461
                                           --------------


 +  Percentages indicated are based on Portfolio net assets.
 v Among the Portfolio's 10 largest holdings, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              61


                                  SHARES            VALUE
COMMON STOCKS (CONTINUED)
COMPUTERS & PERIPHERALS (5.9%)
Apple, Inc. (b)                   39,351   $    7,794,646
Dell, Inc. (b)                   149,688        3,668,853
EMC Corp. (b)                    463,172        8,582,577
Hewlett-Packard Co.              279,236       14,095,833
 vInternational Business
  Machines Corp.                 166,059       17,950,978
Lexmark International, Inc.
  Class A (b)                     35,636        1,242,271
Network Appliance, Inc.
  (a)(b)                         138,906        3,467,094
QLogic Corp. (b)                  41,381          587,610
SanDisk Corp. (b)                     75            2,488
Sun Microsystems, Inc.
  (a)(b)                          42,396          768,639
Western Digital Corp. (b)         68,320        2,063,947
                                           --------------
                                               60,224,936
                                           --------------

CONSTRUCTION & ENGINEERING (0.6%)
Fluor Corp.                       34,525        5,030,983
KBR, Inc. (b)                     37,794        1,466,407
                                           --------------
                                                6,497,390
                                           --------------

CONSUMER FINANCE (1.4%)
American Express Co.              96,542        5,022,115
Capital One Financial Corp.      145,412        6,872,171
Discover Financial Services
  (a)                            188,233        2,838,554
                                           --------------
                                               14,732,840
                                           --------------

CONTAINERS & PACKAGING (0.3%)
Ball Corp.                        24,225        1,090,125
Bemis Co., Inc. (a)                5,114          140,021
Packaging Corp. of America         2,636           74,335
Pactiv Corp. (b)                  50,865        1,354,535
Sonoco Products Co.                3,059           99,968
                                           --------------
                                                2,758,984
                                           --------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group, Inc. Class A
  (b)                             16,884        1,184,413
Sotheby's Holdings, Inc.
  Class A (a)                      7,454          283,997
                                           --------------
                                                1,468,410
                                           --------------

DIVERSIFIED FINANCIAL SERVICES (3.5%)
Bank of America Corp.            203,358        8,390,551
Citigroup, Inc.                  408,289       12,020,028
 vJPMorgan Chase & Co.           339,375       14,813,719
                                           --------------
                                               35,224,298
                                           --------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.0%)
AT&T, Inc.                       311,726       12,955,333
CenturyTel, Inc. (a)              19,432          805,651
Qwest Communications
  International, Inc. (a)(b)      44,257          310,242
 vVerizon Communications,
  Inc.                           378,001       16,514,864
                                           --------------
                                               30,586,090
                                           --------------

ELECTRIC UTILITIES (0.8%)
Edison International             126,952        6,775,428
Entergy Corp.                     15,138        1,809,294
                                           --------------
                                                8,584,722
                                           --------------

ELECTRICAL EQUIPMENT (0.1%)
Thomas & Betts Corp. (b)          15,711          770,467
                                           --------------


ELECTRONIC EQUIPMENT & INSTRUMENTS (0.9%)
Arrow Electronics, Inc. (b)       38,248        1,502,381
Avnet, Inc. (b)                   36,854        1,288,784
Molex, Inc.                       35,142          959,377
Tyco Electronics, Ltd.           148,673        5,520,229
                                           --------------
                                                9,270,771
                                           --------------

ENERGY EQUIPMENT & SERVICES (2.9%)
ENSCO International, Inc.         57,354        3,419,445
Grant Prideco, Inc. (b)            5,464          303,307
Halliburton Co.                  119,441        4,528,008
Helmerich & Payne, Inc.            4,087          163,766
Nabors Industries, Ltd. (b)       26,868          735,915
National Oilwell Varco, Inc.
  (b)                             86,422        6,348,560
Patterson-UTI Energy, Inc.        48,740          951,405
Pride International, Inc.
  (b)                             51,619        1,749,884
Schlumberger, Ltd.                25,270        2,485,810
Tidewater, Inc.                   13,015          714,003
Transocean, Inc.                  55,897        8,001,656
                                           --------------
                                               29,401,759
                                           --------------

FOOD & STAPLES RETAILING (0.3%)
Costco Wholesale Corp.             7,965          555,638
Kroger Co. (The)                  11,033          294,691
Safeway, Inc.                        434           14,847
Wal-Mart Stores, Inc.             40,506        1,925,250
                                           --------------
                                                2,790,426
                                           --------------

FOOD PRODUCTS (0.8%)
ConAgra Foods, Inc.               23,773          565,560
Corn Products International,
  Inc.                            17,238          633,497
General Mills, Inc.               96,727        5,513,439
J.M. Smucker Co. (The)                10              514
Kellogg Co.                        1,834           96,157
Kraft Foods, Inc. Class A         19,888          648,945
Tyson Foods, Inc. Class A         70,975        1,088,047
                                           --------------
                                                8,546,159
                                           --------------

GAS UTILITIES (0.1%)
AGL Resources, Inc.                6,378          240,068
ONEOK, Inc.                       24,003        1,074,614
                                           --------------
                                                1,314,682
                                           --------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
Baxter International, Inc.        62,919        3,652,448
Covidien, Ltd.                    35,296        1,563,260


62    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                  SHARES            VALUE
COMMON STOCKS (CONTINUED)
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
DENTSPLY International, Inc.      39,967   $    1,799,314
Edwards Lifesciences Corp.
  (b)                             13,159          605,182
Medtronic, Inc.                   94,235        4,737,193
                                           --------------
                                               12,357,397
                                           --------------

HEALTH CARE PROVIDERS & SERVICES (5.3%)
Aetna, Inc.                      161,269        9,310,059
AmerisourceBergen Corp.           69,018        3,096,838
Cardinal Health, Inc.                731           42,215
Coventry Health Care, Inc.
  (b)                             59,173        3,506,000
Health Net, Inc. (b)              34,457        1,664,273
Humana, Inc. (b)                  65,684        4,946,662
Lincare Holdings, Inc. (b)        16,261          571,737
McKesson Corp.                   115,102        7,540,332
Medco Health Solutions, Inc.
  (b)                             65,566        6,648,392
Patterson Cos., Inc. (b)           7,113          241,486
UnitedHealth Group, Inc.         225,776       13,140,163
WellCare Health Plans, Inc.
  (a)(b)                           4,440          188,300
WellPoint, Inc. (b)               28,507        2,500,919
                                           --------------
                                               53,397,376
                                           --------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Brinker International, Inc.       15,792          308,892
Darden Restaurants, Inc.          41,020        1,136,664
Harrah's Entertainment, Inc.      10,914          968,618
McDonald's Corp.                  58,543        3,448,768
Wendy's International, Inc.       29,736          768,378
                                           --------------
                                                6,631,320
                                           --------------

HOUSEHOLD DURABLES (0.7%)
Black & Decker Corp.              22,141        1,542,121
Centex Corp. (a)                  26,392          666,662
D.R. Horton, Inc. (a)             39,536          520,689
KB Home (a)                       10,004          216,086
Leggett & Platt, Inc.             34,234          597,041
Lennar Corp. Class A (a)          53,814          962,732
Newell Rubbermaid, Inc.           84,351        2,183,004
NVR, Inc. (a)(b)                     620          324,880
Pulte Homes, Inc.                 20,504          216,112
                                           --------------
                                                7,229,327
                                           --------------

HOUSEHOLD PRODUCTS (3.3%)
Clorox Co. (The)                  14,843          967,318
Energizer Holdings, Inc. (b)       1,087          121,885
Kimberly-Clark Corp.             107,441        7,449,959
 vProcter & Gamble Co. (The)     336,289       24,690,338
                                           --------------
                                               33,229,500
                                           --------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.5%)
AES Corp. (The) (b)              252,386        5,398,537
                                           --------------


INDUSTRIAL CONGLOMERATES (3.1%)
 vGeneral Electric Co.           627,141       23,248,117
Teleflex, Inc.                     7,503          472,764
Tyco International, Ltd.         192,898        7,648,406
                                           --------------
                                               31,369,287
                                           --------------

INSURANCE (7.8%)
ACE, Ltd.                        128,051        7,910,991
Aflac, Inc.                      150,522        9,427,190
Allstate Corp. (The)             151,799        7,928,462
American International
  Group, Inc.                     90,452        5,273,352
Aon Corp.                         55,957        2,668,589
Arthur J. Gallagher & Co.          3,766           91,100
Assurant, Inc.                    18,609        1,244,942
First American Corp.               7,459          254,501
Genworth Financial, Inc.
  Class A                        109,192        2,778,936
Hartford Financial Services
  Group, Inc. (The)               35,890        3,129,249
HCC Insurance Holdings, Inc.      35,133        1,007,614
Lincoln National Corp.            97,070        5,651,415
Loews Corp.                       73,825        3,716,351
MetLife, Inc.                      1,760          108,451
Old Republic International
  Corp.                           42,645          657,159
Principal Financial Group,
  Inc. (a)                        99,008        6,815,711
Prudential Financial, Inc.        93,076        8,659,791
SAFECO Corp.                         504           28,063
Travelers Cos., Inc. (The)       111,653        6,006,931
Unum Group                        28,209          671,092
W.R. Berkley Corp.                51,414        1,532,651
XL Capital, Ltd. Class A          70,861        3,565,017
                                           --------------
                                               79,127,558
                                           --------------

INTERNET & CATALOG RETAIL (0.4%)
Amazon.com, Inc. (b)               1,980          183,427
Expedia, Inc. (b)                 59,292        1,874,813
IAC/InterActiveCorp. (b)          75,529        2,033,241
                                           --------------
                                                4,091,481
                                           --------------

INTERNET SOFTWARE & SERVICES (1.3%)
eBay, Inc. (b)                   175,473        5,823,949
Google, Inc. Class A (b)           8,718        6,028,323
VeriSign, Inc. (b)                31,508        1,185,016
                                           --------------
                                               13,037,288
                                           --------------

IT SERVICES (1.0%)
Affiliated Computer
  Services, Inc. Class A (b)      28,599        1,289,815
Computer Sciences Corp. (b)       67,816        3,354,858
Convergys Corp. (b)               25,955          427,219
DST Systems, Inc. (b)              8,022          662,216
Electronic Data Systems
  Corp.                          198,482        4,114,532
Fiserv, Inc. (b)                   9,011          500,020
                                           --------------
                                               10,348,660
                                           --------------


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              63


                                  SHARES            VALUE
COMMON STOCKS (CONTINUED)
LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick Corp.                       29   $          494
Eastman Kodak Co. (a)             14,002          306,224
Hasbro, Inc.                      47,053        1,203,616
Mattel, Inc.                          88            1,676
                                           --------------
                                                1,512,010
                                           --------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
Applera Corp.-Applied
  BioSystems Group                 8,238          279,433
Invitrogen Corp. (b)              14,400        1,345,104
Ventana Medical Systems,
  Inc. (a)(b)                      1,189          103,716
                                           --------------
                                                1,728,253
                                           --------------

MACHINERY (1.9%)
AGCO Corp. (a)(b)                 28,455        1,934,371
Caterpillar, Inc.                139,695       10,136,269
Cummins, Inc. (a)                 10,755        1,369,864
Deere & Co.                       42,220        3,931,526
Joy Global, Inc.                   4,291          282,434
Kennametal, Inc.                      38            1,439
Oshkosh Truck Corp.                2,772          131,005
Parker Hannifin Corp.             14,444        1,087,778
SPX Corp.                          2,180          224,213
Timken Co. (The)                      47            1,544
                                           --------------
                                               19,100,443
                                           --------------

MEDIA (3.2%)
CBS Corp. Class B                119,978        3,269,401
Clear Channel
  Communications, Inc.            15,003          517,904
DIRECTV Group, Inc. (The)
  (b)                            218,119        5,042,911
McGraw-Hill Cos., Inc. (The)
  (a)                             23,826        1,043,817
Omnicom Group, Inc.              114,399        5,437,384
Time Warner, Inc.                304,209        5,022,491
Viacom, Inc. Class B (b)         161,795        7,106,036
Walt Disney Co. (The)            171,891        5,548,641
                                           --------------
                                               32,988,585
                                           --------------

METALS & MINING (1.2%)
Freeport-McMoRan Copper &
  Gold, Inc. Class B              94,636        9,694,512
Nucor Corp.                       12,839          760,326
United States Steel Corp.         11,986        1,449,227
                                           --------------
                                               11,904,065
                                           --------------

MULTILINE RETAIL (0.4%)
Big Lots, Inc. (a)(b)             34,426          550,472
Dollar Tree Stores, Inc. (b)      26,200          679,104
Family Dollar Stores, Inc.
  (a)                             56,452        1,085,572
Macy's, Inc.                      59,439        1,537,687
                                           --------------
                                                3,852,835
                                           --------------

MULTI-UTILITIES (0.7%)
Dominion Resources, Inc.          11,914          565,319
PG&E Corp.                        46,003        1,982,269
Public Service Enterprise
  Group, Inc.                      7,919          777,963
Sempra Energy                     54,026        3,343,129
                                           --------------
                                                6,668,680
                                           --------------

OFFICE ELECTRONICS (0.2%)
Xerox Corp. (a)                  129,271        2,092,897
                                           --------------


OIL, GAS & CONSUMABLE FUELS (11.4%)
Apache Corp.                      34,347        3,693,676
Chesapeake Energy Corp.          142,467        5,584,706
Chevron Corp.                    110,310       10,295,232
Cimarex Energy Co.                25,602        1,088,853
 vConocoPhillips                 205,843       18,175,937
Devon Energy Corp.               105,799        9,406,589
 vExxonMobil Corp.               394,406       36,951,898
Frontier Oil Corp.                18,527          751,826
Hess Corp.                        35,208        3,551,079
Marathon Oil Corp.                   789           48,019
Noble Energy, Inc.                21,854        1,737,830
Occidental Petroleum Corp.       161,164       12,408,016
Sunoco, Inc.                      17,191        1,245,316
Tesoro Corp.                      32,635        1,556,690
Valero Energy Corp.              139,581        9,774,857
                                           --------------
                                              116,270,524
                                           --------------

PERSONAL PRODUCTS (0.1%)
Estee Lauder Cos., Inc.
  (The) Class A                   14,119          615,730
                                           --------------


PHARMACEUTICALS (3.5%)
Abbott Laboratories                2,786          156,434
Endo Pharmaceuticals
  Holdings, Inc. (b)              41,908        1,117,686
Forest Laboratories, Inc.
  (b)                             25,140          916,353
Johnson & Johnson                131,079        8,742,969
King Pharmaceuticals, Inc.
  (b)                             94,651          969,226
Merck & Co., Inc.                 49,909        2,900,212
Perrigo Co.                        3,058          107,061
 vPfizer, Inc.                   818,578       18,606,278
Sepracor, Inc. (b)                 6,414          168,368
Watson Pharmaceuticals, Inc.
  (b)                             39,974        1,084,894
Wyeth                             11,339          501,070
                                           --------------
                                               35,270,551
                                           --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
Jones Lang LaSalle, Inc. (a)      10,064          716,154
                                           --------------

ROAD & RAIL (0.2%)
CSX Corp.                         21,586          949,352
Norfolk Southern Corp.               495           24,968
Ryder System, Inc. (a)            23,055        1,083,816
                                           --------------
                                                2,058,136
                                           --------------



64    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.


                                  SHARES            VALUE
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.9%)
Analog Devices, Inc.             111,982   $    3,549,829
Applied Materials, Inc.          426,469        7,574,089
 vIntel Corp.                    585,454       15,608,204
KLA-Tencor Corp.                  13,759          662,633
Lam Research Corp. (b)            23,649        1,022,346
Micron Technology, Inc. (b)       37,222          269,860
National Semiconductor Corp.      45,928        1,039,810
Novellus Systems, Inc. (b)        47,217        1,301,773
NVIDIA Corp. (b)                  87,725        2,984,405
Teradyne, Inc. (b)                36,323          375,580
Texas Instruments, Inc.          153,285        5,119,719
                                           --------------
                                               39,508,248
                                           --------------

SOFTWARE (3.8%)
Autodesk, Inc. (b)                11,725          583,436
BMC Software, Inc. (b)            78,226        2,787,975
CA, Inc.                          70,275        1,753,361
Compuware Corp. (b)               20,309          180,344
Intuit, Inc. (b)                  10,324          326,342
 vMicrosoft Corp.                717,925       25,558,130
Novell, Inc. (b)                 136,090          934,938
Oracle Corp. (b)                   2,308           52,115
Symantec Corp. (b)               347,812        5,613,686
Synopsys, Inc. (b)                45,055        1,168,276
                                           --------------
                                               38,958,603
                                           --------------

SPECIALTY RETAIL (3.5%)
American Eagle Outfitters,
  Inc. (a)                        30,513          633,755
AutoZone, Inc. (b)                17,863        2,141,952
Best Buy Co., Inc.               126,558        6,663,279
GameStop Corp. Class A (b)         6,363          395,206
Gap, Inc. (The)                  184,071        3,917,031
Home Depot, Inc. (The)           349,613        9,418,574
Lowe's Cos., Inc.                214,581        4,853,822
RadioShack Corp. (a)              53,218          897,255
Sherwin-Williams Co. (The)
  (a)                             42,005        2,437,970
TJX Cos., Inc.                   140,678        4,041,679
                                           --------------
                                               35,400,523
                                           --------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Hanesbrands, Inc. (b)              3,857          104,795
Liz Claiborne, Inc. (a)            9,350          190,273
NIKE, Inc. Class B                72,209        4,638,706
Polo Ralph Lauren Corp.           23,352        1,442,920
                                           --------------
                                                6,376,694
                                           --------------

TOBACCO (0.9%)
Altria Group, Inc.                91,058        6,882,164
Reynolds American, Inc. (a)       33,952        2,239,474
                                           --------------
                                                9,121,638
                                           --------------

WIRELESS TELECOMMUNICATION SERVICES (0.8%)
Sprint Nextel Corp.              499,422        6,557,411
Telephone and Data Systems,
  Inc.                            33,044        2,068,554
                                           --------------
                                                8,625,965
                                           --------------
Total Common Stocks
  (Cost $948,910,822)                       1,005,092,468
                                           --------------



INVESTMENT COMPANY (0.9%)
---------------------------------------------------------

S&P 500 Index--SPDR Trust
  Series 1 (c)                    57,774        8,449,448
                                           --------------
Total Investment Company
  (Cost $8,478,680)                             8,449,448
                                           --------------

SHORT-TERM INVESTMENT (1.7%)
---------------------------------------------------------

INVESTMENT COMPANY (1.7%)
State Street Navigator
  Securities Lending
  Prime Portfolio (d)         17,521,506       17,521,506
                                           --------------
Total Short-Term Investment
  (Cost $17,521,506)                           17,521,506
                                           --------------
Total Investments
  (Cost $974,911,008) (e)          101.5%   1,031,063,422
Liabilities in Excess of
  Cash and Other Assets             (1.5)     (14,866,051)
                              ----------   --------------
Net Assets                         100.0%  $1,016,197,371
                              ==========   ==============





(a)  Represents a security, or a portion
     thereof, which is out on loan. The
     aggregate market value of such securities is $16,868,014; cash collateral of
     $17,521,506 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(b)  Non-income producing security.
(c) Exchange Traded Fund--represents a basket of securities that are traded on an exchange.
(d)  Represents a security, or a portion
     thereof, purchased with cash collateral
     received for securities on loan.
(e)  At December 31, 2007, cost is
     $984,408,328 for federal income tax
     purposes and net unrealized appreciation is as follows:



    Gross unrealized appreciation    $105,834,289
    Gross unrealized depreciation     (59,179,195)
                                     ------------
    Net unrealized appreciation      $ 46,655,094
                                     ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              65

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007


ASSETS:
Investment in securities, at value
  (identified cost
  $974,911,008) including
  $16,868,014 market
  value of securities loaned        $1,031,063,422
Cash                                     2,301,977
Receivables:
  Investment securities sold            22,909,463
  Fund shares sold                       1,364,603
  Dividends and interest                 1,127,270
Other assets                                 1,856
                                    --------------
     Total assets                    1,058,768,591
                                    --------------

LIABILITIES:
Securities lending collateral           17,521,506
Payables:
  Investment securities purchased       24,253,247
  Adviser (See Note 3)                     217,016
  Administrator (See Note 3)               173,613
  Fund shares redeemed                     171,744
  Shareholder communication                144,307
  Professional fees                         40,421
  Custodian                                 28,956
  NYLIFE Distributors (See Note 3)          17,649
  Directors                                    510
Accrued expenses                             2,251
                                    --------------
     Total liabilities                  42,571,220
                                    --------------
Net assets                          $1,016,197,371
                                    ==============

NET ASSETS CONSIST OF:
Capital stock (par value of $.01
  per share) 200 million shares
  authorized                        $      430,814
Additional paid-in capital             838,670,652
                                    --------------
                                       839,101,466
Accumulated undistributed net
  investment income                     12,843,277
Accumulated undistributed net
  realized gain on investments         108,100,214
Net unrealized appreciation on
  investments                           56,152,414
                                    --------------
Net assets                          $1,016,197,371
                                    ==============
INITIAL CLASS
Net assets applicable to
  outstanding shares                $  932,918,417
                                    ==============
Shares of capital stock
  outstanding                           39,534,193
                                    ==============
Net asset value per share
  outstanding                       $        23.60
                                    ==============
SERVICE CLASS
Net assets applicable to
  outstanding shares                $   83,278,954
                                    ==============
Shares of capital stock
  outstanding                            3,547,183
                                    ==============
Net asset value per share
  outstanding                       $        23.48
                                    ==============







66    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007


INVESTMENT INCOME:
INCOME:
  Dividends                           $ 18,200,441
  Income from securities
     loaned--net                            73,301
  Interest                                  52,160
                                      ------------
     Total income                       18,325,902
                                      ------------
EXPENSES:
  Advisory (See Note 3)                  2,605,117
  Administration (See Note 3)            2,084,094
  Shareholder communication                214,166
  Distribution and service--Service
     Class (See Note 3)                    189,245
  Professional fees                        114,756
  Custodian                                 83,828
  Directors                                 56,490
  Miscellaneous                             35,732
                                      ------------
     Total expenses                      5,383,428
                                      ------------
Net investment income                   12,942,474
                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on investments       116,430,328
Net change in unrealized
  appreciation on investments          (76,724,663)
                                      ------------
Net realized and unrealized gain on
  investments                           39,705,665
                                      ------------
Net increase in net assets
  resulting from operations           $ 52,648,139
                                      ============






The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              67

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006



                                       2007             2006
INCREASE IN NET ASSETS:
Operations:
 Net investment income       $   12,942,474   $   12,699,321
 Net realized gain on
  investments                   116,430,328       73,415,555
 Net change in unrealized
  appreciation on
  investments                   (76,724,663)      60,164,819
                             -------------------------------
 Net increase in net
  assets resulting from
  operations                     52,648,139      146,279,695
                             -------------------------------
Dividends and distributions to
 shareholders:
 From net investment income:
    Initial Class               (11,714,614)      (5,180,449)
    Service Class                  (881,846)        (257,581)
                             -------------------------------
                                (12,596,460)      (5,438,030)
                             -------------------------------
 From net realized gain on investments:
    Initial Class               (69,747,453)     (20,476,722)
    Service Class                (6,069,433)      (1,408,786)
                             -------------------------------
                                (75,816,886)     (21,885,508)
                             -------------------------------
 Total dividends and
  distributions to
  shareholders                  (88,413,346)     (27,323,538)
                             -------------------------------

Capital share transactions:
 Net proceeds from sale of
  shares                         95,134,408      121,425,386
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions              88,413,346       27,323,538
 Cost of shares redeemed       (147,383,511)    (162,326,309)
                             -------------------------------
    Increase (decrease) in
     net assets derived
     from capital share
     transactions                36,164,243      (13,577,385)
                             -------------------------------
    Net increase in net
     assets                         399,036      105,378,772

NET ASSETS:
Beginning of year             1,015,798,335      910,419,563
                             -------------------------------
End of year                  $1,016,197,371   $1,015,798,335
                             ===============================
Accumulated undistributed
 net investment income at
 end of year                 $   12,843,277   $   12,600,818
                             ===============================







68    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

                        This page intentionally left blank


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              69

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                                  INITIAL CLASS
                            --------------------------------------------------------



                                             YEAR ENDED DECEMBER 31,
                            --------------------------------------------------------

                              2007        2006        2005        2004        2003

Net asset value at
  beginning of period       $  24.51    $  21.62    $  20.52    $  18.75    $  14.98
                            --------    --------    --------    --------    --------
Net investment income           0.32(b)     0.31(b)     0.33(b)     0.28(c)     0.17(b)
Net realized and
  unrealized gain on
  investments                   1.01        3.26        1.25        1.77        3.78
                            --------    --------    --------    --------    --------
Total from investment
  operations                    1.33        3.57        1.58        2.05        3.95
                            --------    --------    --------    --------    --------
Less dividends and
  distributions:
  From net investment
     income                    (0.32)      (0.14)      (0.22)      (0.28)      (0.18)
  From net realized gain
     on investments            (1.92)      (0.54)      (0.26)         --          --
                            --------    --------    --------    --------    --------
Total dividends and
  distributions                (2.24)      (0.68)      (0.48)      (0.28)      (0.18)
                            --------    --------    --------    --------    --------
Net asset value at end of
  period                    $  23.60    $  24.51    $  21.62    $  20.52    $  18.75
                            ========    ========    ========    ========    ========
Total investment return         5.14%      16.47%       7.70%(d)   10.90%      26.37%
Ratios (to average net
  assets)/Supplemental
  Data:
  Net investment income         1.26%       1.35%       1.58%       1.44%(c)    1.05%
  Net expenses                  0.50%       0.52%       0.30%       0.53%       0.52%
  Expenses (before
     reimbursement)             0.50%       0.52%       0.50%       0.53%       0.52%
Portfolio turnover rate          105%         90%         83%        151%         72%
Net assets at end of
  period (in 000's)         $932,918    $950,660    $863,109    $923,660    $864,373




(a)  Commencement of operations.
(b)  Per share data based on average shares outstanding during the period.
(c)  Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.27%, respectively, resulting from a special one-time dividend from Microsoft Corp. that paid
     $3.00 per share.
(d)  Includes nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 7.49% and 7.22% for the Initial Class and Service
     Class, respectively, for the year ended December 31, 2005.
(e)  Total return is not annualized.
(f)  Represents income earned for the year by the Initial Class share less service fee of 0.25%.
+    Annualized.





70    MainStay VP Common Stock Portfolio   The notes to the financial statements
are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                            SERVICE CLASS
      --------------------------------------------------------
                                                     JUNE 5,
                                                     2003(A)
                                                     THROUGH
               YEAR ENDED DECEMBER 31,            DECEMBER 31,
      --------------------------------------------------------

        2007       2006       2005       2004         2003

      $ 24.41    $ 21.56    $ 20.49    $ 18.74       $ 16.45
      -------    -------    -------    -------       -------
         0.25(b)    0.25(b)    0.28(b)    0.24(c)       0.07(b)
         1.02       3.24       1.23       1.75          2.38
      -------    -------    -------    -------       -------
         1.27       3.49       1.51       1.99          2.45
      -------    -------    -------    -------       -------

        (0.28)     (0.10)     (0.18)     (0.24)        (0.16)
        (1.92)     (0.54)     (0.26)        --            --
      -------    -------    -------    -------       -------
        (2.20)     (0.64)     (0.44)     (0.24)        (0.16)
      -------    -------    -------    -------       -------
      $ 23.48    $ 24.41    $ 21.56    $ 20.49       $ 18.74
      =======    =======    =======    =======       =======
         4.88%     16.18%      7.39%(d)  10.62%        14.93%(e)

         1.01%      1.11%      1.33%      1.19%(c)      0.80%+(f)
         0.75%      0.77%      0.55%      0.78%         0.77%+
         0.75%      0.77%      0.75%      0.78%         0.77%+
          105%        90%        83%       151%           72%
      $83,279    $65,138    $47,311    $33,013       $10,146




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.        www.mainstayfunds.com
                                                                              71

NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND BUSINESS:

MainStay VP Series Fund, Inc. (the "Fund") was incorporated under Maryland law on June 3, 1983. The Fund is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as an open-end diversified management investment company and is comprised of twenty-four Portfolios. These financial statements relate solely to the Bond and Common Stock Portfolios which commenced operations on January 23, 1984, and Cash Management Portfolio, which commenced operations on January 29, 1993, (the "Portfolios"; each separately a "Portfolio") and are separate Portfolios of the Fund. Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC allocates shares of the Portfolios to, among others, New York Life Insurance and Annuity Corporation's MFA Separate Account-I, MFA Separate Account-II and VLI Separate Account (collectively "Separate Accounts"). The MFA Separate Accounts are used to fund multi-funded retirement annuity contracts and the VLI Separate Account is used to fund variable life insurance policies issued by NYLIAC.

On May 13, 2003, the Fund's Board of Directors adopted a Multiple Class Plan under which the existing shares of each of the Fund's Portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. The classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor of its shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares. The Bond and Common Stock Portfolios Service Class commenced operations on June 4, 2003 and June 5, 2003, respectively.

The investment objectives for each of the Portfolios of the Fund are as follows:

BOND: to seek the highest income over the long term consistent with preservation of principal.

CASH MANAGEMENT: to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

COMMON STOCK: to seek long-term growth of capital, with income as a secondary consideration.

The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES:

Each Portfolio prepares its financial statements in accordance with accounting principles generally accepted in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business ("valuation date"). Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades.

Debt securities are valued at prices supplied by a pricing agent or brokers selected by the Portfolio's Manager (as defined in Note 3), in consultation with a Portfolio's subadvisor, if any, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolio's Manager, in consultation with a portfolio's subadvisor, if any, to be representative of market values, at the regular close of trading of the New York Stock Exchange. Investments in underlying portfolios are valued at their net asset value at the close of business each day. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Investments in money market funds are valued daily at their NAV. Portfolio securities of the Cash Management Portfolio are valued at their amortized cost.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board of Directors to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: a security, the trading for which has been halted or suspended; a debt security that has recently gone into default and for which there is not a current market quotation; a security of an issuer that entered into a restructuring; a security that has been de-listed from a national exchange; a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion


72    MainStay VP Series Fund, Inc.

of the Portfolio's Manager or Subadvisor (if applicable), reflect the security's market value; a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. At December 31, 2007, the Portfolios did not hold securities that were valued in such manner.

(B) FEDERAL INCOME TAXES. Each of the Portfolios is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal income or excise tax provision is required.

Investment income received by a Portfolio from foreign sources may be subject to foreign income taxes. These foreign income taxes are withheld at the source.

In July 2006, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109 (the "Interpretation"). The Interpretation established for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation became effective for the Portfolios' 2007 fiscal year, and was applied to all open tax years as of the date of effectiveness. Based on the Manager's analysis, the determination was made that the adoption of the Interpretation, did not have an impact to the Portfolios' financial statements upon adoption. The Manager continually reviews the Portfolios' tax positions and such conclusions under the Interpretation based on factors including, but not limited to, on going analyses of tax laws, regulations and interpretations thereof.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For the Cash Management Portfolio, dividends are declared daily and paid monthly and capital gain distributions, if any, are declared and paid annually. Each of the other Portfolios intends to declare and pay dividends of net investment income and distributions of net realized gain and currency gains, if any, at least once a year. All dividends and distributions are reinvested in shares of the Portfolio, at net asset value, unless the shareholder elects otherwise. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles in the United States of America. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than short-term securities, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on short-term securities are accreted and amortized, respectively, on the straight line method.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) EXPENSES. Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred except where direct allocations of expense can be made. Expenses (other than expenses incurred under the Distribution and Service Plan further discussed in Note 3(C) on page 75, which are charged directly to the Service Class) are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are accrued. The expenses borne by each Portfolio, including those of related parties to the Portfolios, are shown on each Portfolio's Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) MORTGAGE DOLLAR ROLLS. Certain Portfolios may enter into mortgage dollar roll ("MDR") transactions in which they sell mortgage-backed securities ("MBS") from their portfolio to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The MDR transactions of the Portfolios are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and

                                                     www.mainstayfunds.com    73
liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Portfolios at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(H) SECURITIES LENDING. In order to realize additional income a Portfolio other than Cash Management may lend its securities to broker-dealers and financial institutions. The loans are collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios receive compensation for lending their securities in the form of fees or they retain a portion of interest on the investment of any cash received as collateral. The Portfolios also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

(I) INDEMNIFICATIONS. In the normal course of business, the Portfolios enter into contracts with third party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Portfolios.

NOTE 3 -- FEES AND RELATED PARTY TRANSACTIONS:

(A) INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATION FEES. New York Life Investment Management LLC ("NYLIM" or "Manager"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as investment adviser to the Portfolios of the Fund under a Master Management Agreement ("Management Agreement") and a Master Administration Agreement ("Administration Agreement"). Bond and Common Stock Portfolios are managed by NYLIM. MacKay Shields, a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as subadvisor to the Cash Management Portfolio, under a Subadvisory Agreement with NYLIM. Pursuant to the terms of a Sub-Advisory Agreement between NYLIM and the Subadvisor, NYLIM pays for the services of the Subadvisor.

NYLIM also serves as administrator for the Fund. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and is responsible for the financial and accounting records required to be maintained by the Portfolios. These administrative services are provided to the Portfolios pursuant to separate Administration Agreements. Each of the Portfolios pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM, at an annual rate of 0.20% of the average daily net assets of each Portfolio.

State Street Bank & Trust Company ("SSBT"), 1 Lincoln Street, Boston, Massachusetts, 02111 provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with NYLIM. These services include calculating daily net asset values of each Portfolio, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolio's respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolio's administrative operations. For providing these services to the Portfolios, SSBT is compensated by NYLIM.

The Fund, on behalf of each Portfolio, pays NYLIM, in its capacity as the Portfolio's investment Manager and administrator, a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio as follows:

                              ADVISER   ADMINISTRATOR
Bond Portfolio                  0.25%           0.20%
-----------------------------------------------------
Cash Management Portfolio       0.25%(a)        0.20%
-----------------------------------------------------
Common Stock Portfolio          0.25%           0.20%
-----------------------------------------------------



(a) On assets up to $500 million and 0.20% on assets in excess of $500 million.

At a meeting held on December 6-7, 2007, the Board of Directors of the Company approved revisions to the subadvisory fees paid by NYLIM to the Subadvisor of MainStay VP Cash Management Portfolio.



74    MainStay VP Series Fund, Inc.

Under the new subadvisory fee arrangements, the subadvisory fees will be equal to 50% of the net management fees paid to NYLIM in its capacity as the Portfolios' manager. NYLIM believes that the new subadvisory fee arrangements reflect more accurately how the services and responsibilities for the Portfolios are apportioned. The new subadvisory fee arrangements do not impact the fees paid by the Portfolios.


(B) DISTRIBUTOR. NYLIFE Distributors LLC ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life, serves as distributor (the "Distributor") to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement.

(C) DISTRIBUTION AND SERVICE FEES. With respect to the Service Class shares of all Portfolios, except the Cash Management Portfolio, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class of each Portfolio.

(D) OTHER. Fees for the cost of legal services provided to the Fund by the Office of the General Counsel of NYLIM are charged to the Portfolios in proportion to the net assets of the respective Portfolio. For the year ended December 31, 2007, these fees, which are included in Professional fees shown on the Statement of Operations, are as follows:


Bond Portfolio                          $19,218
-----------------------------------------------
Cash Management Portfolio                15,951
-----------------------------------------------
Common Stock Portfolio                   35,352
-----------------------------------------------



NOTE 4 -- FEDERAL INCOME TAX:

As of December 31, 2007, the components of accumulated gain/(loss) on a tax basis were as follows:

                                                 ACCUMULATED         OTHER       UNREALIZED          TOTAL
                                     ORDINARY   CAPITAL GAIN     TEMPORARY     APPRECIATION    ACCUMULATED
                                       INCOME         (LOSS)   DIFFERENCES   (DEPRECIATION)    GAIN (LOSS)
Bond Portfolio                    $27,885,922    $        --      $     --      $ 3,249,893   $ 31,135,815
----------------------------------------------------------------------------------------------------------
Cash Management Portfolio              67,374         (2,923)      (67,169)              --         (2,718)
----------------------------------------------------------------------------------------------------------
Common Stock Portfolio             39,287,049     91,153,762            --       46,655,094    177,095,905
----------------------------------------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sale loss deferrals.

The other temporary differences are primarily due to distribution payables and post-October loss deferrals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in-capital, arising from permanent differences; net assets at December 31, 2007 are not affected.

                                                      ACCUMULATED             ACCUMULATED    ADDITIONAL
                                                UNDISTRIBUTED NET       UNDISTRIBUTED NET       PAID-IN
                                         INVESTMENT INCOME (LOSS)    REALIZED GAIN (LOSS)       CAPITAL
Bond Portfolio                                          $ 333,237               $(333,237)          $--
-------------------------------------------------------------------------------------------------------
Cash Management Portfolio                                      --                      --            --
-------------------------------------------------------------------------------------------------------
Common Stock Portfolio                                   (103,555)                103,555            --
-------------------------------------------------------------------------------------------------------



The reclassifications for the Portfolios are primarily due to paydown gain
(loss), reclassifications of mortgage dollar roll income and prior year adjustments to real estate investment trust.

At December 31, 2007, for federal income tax purposes, capital loss carryfowards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. Additionally, as shown in the table below, certain Portfolios intend to elect, to the

                                                     www.mainstayfunds.com    75
extent provided by regulations, to treat certain qualifying capital losses that arose after October 31, 2007 as if they arose on January 1, 2008.

                                                                                      CAPITAL/
                                                      CAPITAL LOSS                    CURRENCY
                                                         AVAILABLE    AMOUNTS    LOSS DEFERRED
                                                           THROUGH    (000'S)          (000'S)
Cash Management Portfolio                                     2014         $3
----------------------------------------------------------------------------------------------
                                                                           $3              $--
----------------------------------------------------------------------------------------------



The Bond and Cash Management Portfolios utilized $4,576,359 and $1,986, respectively, of capital loss carryforwards during the year ended December 31, 2007.

Dividends to shareholders from net investment income and distributions to shareholders from net realized gains shown in the Statement of Changes in Net Assets for the years ended December 31, 2007 and December 31, 2006 represent tax-based distributions of ordinary income and net long-term capital gain, respectively, except for the Portfolios for where they differ for which the tax components of the distributions are shown below.

                                              2007                                        2006
                            ----------------------------------------    ----------------------------------------
                                     TAX-BASED             TAX-BASED             TAX-BASED             TAX-BASED
                            DISTRIBUTIONS FROM    DISTRIBUTIONS FROM    DISTRIBUTIONS FROM    DISTRIBUTIONS FROM
                               ORDINARY INCOME       LONG-TERM GAINS       ORDINARY INCOME       LONG-TERM GAINS
Cash Management
  Portfolio                        $21,339,548*          $        --           $15,352,470           $     4,916
----------------------------------------------------------------------------------------------------------------
Common Stock Portfolio              32,400,996            56,012,350             5,438,030**          21,885,508**
----------------------------------------------------------------------------------------------------------------



* The tax-based distributions from ordinary income and long-term gains are not different between book and tax for 2007.

** The tax-based distributions from ordinary income and long-term gains are not different between book and tax for 2006.

NOTE 5 -- LINE OF CREDIT:

Bond and Common Stock Portfolios, along with the other Portfolios of the Fund and certain affiliated funds, maintain a line of credit of $160,000,000 with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. These Portfolios paid a commitment fee, at an annual rate of 0.060% of the average commitment amount, regardless of usage, to the Bank of New York, which acts as agent to the syndicate. Such commitment fees are allocated among the Portfolios based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate. There were no borrowings made or outstanding on this line of credit during the year ended December 31, 2007.

NOTE 6 -- PURCHASES AND SALES OF SECURITIES (IN 000'S):

During the year ended December 31, 2007, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                                   BOND PORTFOLIO          COMMON STOCK PORTFOLIO
                                              ------------------------    ------------------------
                                               PURCHASES         SALES     PURCHASES         SALES
U.S. Government Securities                    $1,180,477    $1,094,648    $       --    $       --
--------------------------------------------------------------------------------------------------
All Others                                       394,324       348,892     1,086,180     1,124,861
--------------------------------------------------------------------------------------------------
Total                                         $1,574,801    $1,443,540    $1,086,180    $1,124,861
--------------------------------------------------------------------------------------------------






76    MainStay VP Series Fund, Inc.

NOTE 7 -- CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares for the year ended December 31, 2007 and the year ended December 31, 2006 were as follows:

BOND PORTFOLIO


INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31, 2007:

Shares sold                  9,255,648    $128,087,502
Shares issued to
  shareholders in
  reinvestment of
  dividends                  1,293,334      17,763,775
Shares redeemed             (4,252,406)    (58,790,440)
                           ---------------------------
Net increase                 6,296,576    $ 87,060,837
                           ===========================
Year ended December 31, 2006:

Shares sold                  7,705,291    $102,429,445
Shares issued to
  shareholders in
  reinvestment of
  dividends                    352,815       4,799,733
Shares redeemed             (6,593,791)    (87,345,751)
                           ---------------------------
Net increase                 1,464,315    $ 19,883,427
                           ===========================






SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2007:

Shares sold                  2,989,053    $ 41,242,325
Shares issued to
  shareholders in
  reinvestment of
  dividends                    337,789       4,621,525
Shares redeemed               (910,039)    (12,538,549)
                           ---------------------------
Net increase                 2,416,803    $ 33,325,301
                           ===========================
Year ended December 31, 2006:

Shares sold                  1,440,620    $ 19,049,448
Shares issued to
  shareholders in
  reinvestment of
  dividends                     75,516       1,023,785
Shares redeemed               (778,162)    (10,282,879)
                           ---------------------------
Net increase                   737,974    $  9,790,354
                           ===========================



CASH MANAGEMENT PORTFOLIO


INITIAL CLASS                        SHARES         AMOUNT
Year ended December 31, 2007:

Shares sold                   746,037,149    $ 746,017,935
Shares issued to
  shareholders in
  reinvestment of
  dividends                    21,340,095       21,339,548
Shares redeemed              (513,903,776)    (513,890,573)
                           -------------------------------
Net increase                  253,473,468    $ 253,466,910
                           ===============================
Year ended December 31, 2006:

Shares sold                   438,357,751    $ 438,354,578
Shares issued to
  shareholders in
  reinvestment of
  dividends                    15,357,570       15,357,386
Shares redeemed              (408,853,442)    (408,850,006)
                           -------------------------------
Net increase                   44,861,879    $  44,861,958
                           ===============================



COMMON STOCK PORTFOLIO


INITIAL CLASS                    SHARES         AMOUNT
Year ended December 31, 2007:

Shares sold                  2,929,233   $  73,406,847
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions              3,332,994      81,462,067
Shares redeemed             (5,521,932)   (140,715,938)
                           ---------------------------
Net increase                   740,295   $  14,152,976
                           ===========================
Year ended December 31, 2006:

Shares sold                  4,682,314   $ 107,290,786
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions              1,042,079      25,657,171
Shares redeemed             (6,847,172)   (157,581,986)
                           ---------------------------
Net decrease                (1,122,779)  $ (24,634,029)
                           ===========================






SERVICE CLASS                    SHARES         AMOUNT
Year ended December 31, 2007:

Shares sold                   859,810     $21,727,561
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions               285,745       6,951,279
Shares redeemed              (266,770)     (6,667,573)
                           ---------------------------
Net increase                  878,785     $22,011,267
                           ===========================
Year ended December 31, 2006:

Shares sold                   614,785     $14,134,600
Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions                67,941       1,666,367
Shares redeemed              (208,446)     (4,744,323)
                           ---------------------------
Net increase                  474,280     $11,056,644
                           ===========================



NOTE 8 -- NEW ACCOUNTING PRONOUNCEMENT:

In September 2006, FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of "fair value", sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from

                                                     www.mainstayfunds.com    77
the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, the Portfolios do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported in the financial statements for a fiscal period.

NOTE 9 -- SUBSEQUENT EVENT:

At a meeting held on December 6-7, 2007, the Board of Directors of the Company approved a Revised and Restated Management Agreement between NYLIM and the Company. For the Portfolios identified below, the Revised and Restated Management Agreement consolidates the existing investment advisory agreement and administrative services agreement into one single agreement:

MainStay VP Bond           MainStay VP Common Stock
  Portfolio                Portfolio
----------------------------------------------------
MainStay VP Cash
Management Portfolio
----------------------------------------------------



The Revised and Restated Management Agreement for these Portfolios is subject to approval by contract owners at a meeting scheduled on or about March 17, 2008. If the proposal is approved by contract owners, it is proposed that the Revised and Restated Management Agreement for these Portfolios will become effective on or about May 1, 2008.



78    MainStay VP Series Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of MainStay VP Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bond Portfolio, Cash Management Portfolio and Common Stock Portfolio (three of the Portfolios constituting MainStay VP Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
February 15, 2008



                                                     www.mainstayfunds.com    79

BOARD CONSIDERATION AND APPROVAL OF REVISED AND RESTATED MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENTS

Section 15(c) of the 1940 Act requires that each mutual fund's board of directors, including a majority of its Independent Directors, review and approve the fund's investment advisory and sub-advisory agreements. The Board and its Contracts Committee conducted an extensive review process that took place at various meetings between September 2007 and December 2007. Following this review, the Board, including a majority of the Independent Directors, unanimously approved the revised and restated management agreement (the "New Management Agreement") and existing investment advisory, administration and sub-advisory agreements for the Portfolios of MainStay VP Series Fund, Inc. (collectively, the "Agreements").

In reaching its decision to approve the Agreements, the Board considered information customarily furnished to the Board at its regular and special Board meetings, as well as information requested by the Board and prepared by NYLIM specifically in connection with the annual contract review process. Information customarily provided to and reviewed by the Board at its regular and special meetings throughout the year includes, among other things, detailed investment performance reports on each Portfolio prepared by the Investment Consulting Group at NYLIM. The Board also receives and reviews at its regular and special meetings, among other things, periodic reports on legal and compliance matters, brokerage activity, and sales and redemption activity. Information requested by and provided to the Board specifically in connection with the annual contract review process included, among other things, reports on the Portfolios prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an outside third-party service provider engaged by the Board to report objectively on each Portfolio's investment performance, management or investment advisory and administration fees, as applicable, and ordinary operating expenses. The Board also requested and received information on the profitability of the Portfolios to NYLIM and its affiliates and the Portfolios' sub-advisers, discussed in greater detail below, and responses to a comprehensive list of questions prepared on behalf of the Board by independent legal counsel encompassing a variety of topics. The Board particularly considered information provided by NYLIM concerning its rationale for recommending increases to the overall management fees paid by certain Portfolios under the New Management Agreement, and requested and received additional supporting information from NYLIM about the proposed fee increases. The Board also considered NYLIM's rationale for proposing adjustments to the sub-advisory fees paid by NYLIM to MacKay Shields LLC ("MacKay Shields") and Institutional Capital LLC ("Institutional Capital"), affiliates of NYLIM that serve as sub-advisers to certain Portfolios, which resulted in no net increase in the fees and expenses paid by the Portfolios.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the above-described information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolios by NYLIM as manager of the Portfolios and MacKay Shields, ICAP, Winslow Capital Management, Inc. ("Winslow") and Lord, Abbett & Co. LLC ("Lord Abbett") (collectively, the "Subadvisors") as subadvisors to certain Portfolios (the "Sub-Advised Portfolios"); (ii) the investment performance of each Portfolio; (iii) the cost of the services to be provided, and profits to be realized, by NYLIM and its affiliates and each Subadvisor from their relationship with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio's management and sub-advisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds.

The Board's decision to approve the Agreements was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its regular and special meetings throughout the year and specifically in connection with the contract review process. Individual members of the Board may have weighed certain factors differently. In addition to considering the factors noted above, the Board observed that there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Portfolios. The Board also considered that, for certain of the Portfolios, the variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios will have an opportunity to review and consider the approval of the New Management Agreement in a separate proxy statement. A more detailed discussion of the factors that figured prominently in the Board's decision to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY NYLIM AND THE SUBADVISORS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that NYLIM and each Subadvisor provides to the Portfolios. The Board evaluated NYLIM's experience in serving as manager of the Portfolios, noting that NYLIM manages other mutual funds and serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience in overseeing the fund subadvisors. The Board considered the experience of senior personnel at NYLIM providing management and administrative services to the Portfolios, as well as NYLIM's reputation and financial condition. The Board considered NYLIM's performance in fulfilling its responsibilities for overseeing the Portfolios' legal and compliance environment, and for implementing Board directives as they relate to the Portfolios. In addition,


80    MainStay VP Series Fund, Inc.

the Board noted that NYLIM also is responsible for paying substantially all of the salaries and expenses for the Fund's officers.

The Board also took note of NYLIM's willingness to invest in personnel and resources designed to benefit the Portfolios by enhancing portfolio management operations. In connection with NYLIM's proposal to increase overall management fees paid by certain Portfolios under the New Management Agreement, the Board particularly considered NYLIM's overall investment in maintaining and improving Portfolio investment performance in recent years, and NYLIM's ability to continue to invest in these areas going forward. The Board requested and received specific assurances from NYLIM about additional personnel and resources that NYLIM or its affiliates intend to commit to enhance investment management capabilities provided to the Portfolios.

With respect to the Sub-Advised Portfolios, the Board examined the nature, extent and quality of the services that each Subadvisor provides to the Sub-Advised Portfolios. The Board evaluated each Subadvisor's experience as serving as subadvisor to the Sub-Advised Portfolios, noting that each Subadvisor advises other mutual funds and services a variety of other investment advisory clients, including other pooled investment vehicles. It examined each Subadvisor's track record and experience in providing investment advisory services to the Sub-Advised Portfolios, the experience of senior management and administrative personnel at each Sub-Adviser, and each Subadvisor's overall legal and compliance environment. With respect to those Portfolios sub-advised by MacKay Shields, the Board took note of NYLIM's and MacKay Shields' willingness to invest in personnel and resources designed to benefit the Portfolios, including new senior executive leadership at MacKay Shields.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios are likely to continue to benefit from the nature, extent and quality of these services as a result of NYLIM's and each Subadvisor's experience, personnel, operations and resources.

INVESTMENT PERFORMANCE OF THE PORTFOLIOS

In evaluating each Portfolio's investment performance, the Board considered investment performance results in light of the Portfolio's investment objective, strategies and risks, as disclosed in the Portfolio's prospectus. The Board particularly considered the detailed investment analytics reports provided to the Board, including the Board's Investment Committee, at its regular and special meetings throughout the year by NYLIM's Investment Consulting Group. These reports include, among other things, information on each Portfolio's gross and net returns, the Portfolio's investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio's risk-adjusted investment performance, and the Portfolio's investment performance as compared to similar competitor funds. The Board also considered information provided by Strategic Insight, in connection with the Board's annual contract review, showing the investment performance of each Portfolio as compared to similar mutual funds managed by other investment advisers. With respect to index funds, the Board primarily considered a Portfolio's investment performance against the relevant benchmark index it is designed to track.

In considering each Portfolio's investment performance, the Board gave weight to its ongoing discussions with senior management at NYLIM concerning Portfolio investment performance, as well as discussions between the Portfolios' portfolio managers and the Board that occur at meetings from time to time. The Board considered specific actions that NYLIM had taken, or had agreed with the Board to take, to devote additional resources to maintaining and, in some cases, intending to enhance Portfolio investment performance. In evaluating the investment performance for a Portfolio, the Board also took into consideration whether the Portfolio had been in operation for a sufficient period of time to establish a meaningful investment performance track record. It should be noted that, when considering a Portfolio's investment performance, the Board focuses principally on the Portfolio's long-term performance track record, as opposed to the Portfolio's short-term investment performance.

With respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (the "Asset Allocation Portfolios"), which invest substantially all of their assets in other portfolios advised by NYLIM (including the Portfolios), the Board considered the rationale for selecting the underlying funds in which the Asset Allocation Portfolios invest, including the investment performance of those funds.

As part of its evaluation of Portfolio investment performance, the Board gave particular attention to any information indicating underperformance of certain Portfolios for specific time periods relative to a peer group or benchmark, and NYLIM's or a Subadvisor's explanation for such underperformance. With respect to the MainStay VP International Equity Portfolio, the Board noted that although the Portfolio has favorable long-term investment performance relative to peer funds, its investment performance over the past several years has been volatile, and generally has underperformed peer funds. In response to discussions with the Board, NYLIM has presented to the Board a plan pursuant to which NYLIM has committed to add additional resources dedicated to the portfolio management of this Portfolio.

Regarding the MainStay VP Mid Cap Value Portfolio and MainStay VP Small Cap Growth Portfolio, the Board took note of each Portfolio's comparably unfavorable investment performance when compared to its respective Lipper performance universe over various time periods. The Board discussed with NYLIM various proposals for improving the Portfolio's investment performance, and accepted NYLIM's commitment to propose actions designed to improve each Portfolio's investment performance in the coming year.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the

                                                     www.mainstayfunds.com    81

Agreements, that each Portfolio's investment performance over time has been satisfactory or, in the case of those Portfolios specifically mentioned above, that NYLIM is taking appropriate and reasonable actions to address the Board's concerns about investment performance. The Portfolios disclose more information about their investment performance in the Manager Discussions and Financial Highlights sections of this Annual Report and in the Portfolios' prospectuses.

COSTS OF THE SERVICES PROVIDED, AND PROFITS REALIZED, BY NYLIM AND EACH
SUBADVISOR

The Board considered the costs and estimated costs of the services provided by NYLIM and the Subadvisors under the current investment advisory, sub-advisory, administration and management agreements, as applicable, and under the New Management Agreement, and the profitability of NYLIM and its affiliates and the Subadvisors due to their relationship with the Portfolios over various time periods.

In evaluating the costs and profits of NYLIM and its affiliates and the Subadvisors arising from their relationship with the Portfolios, the Board considered, among other things, NYLIM's and the Subadvisors' investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and the fact that NYLIM is responsible for paying the sub-advisory fee for the Sub-Advised Portfolios. Particularly with respect to NYLIM's proposal to increase overall management fees paid by certain Portfolios under the New Management Agreement, the Board considered that NYLIM must be in a position to pay and retain experienced professional personnel (including investment personnel) to provide services to the Portfolios, and that NYLIM's ability to maintain a strong financial position is important in order for NYLIM to continue to provide high-quality ongoing services to the Portfolios. The Board noted, for example, representations from NYLIM about the high demand and competition for qualified investment personnel and the increased costs associated with compensating them. In accepting NYLIM's proposal to increase overall management fees paid by certain Portfolios under the New Management Agreement, the Board accepted NYLIM's commitment to continue to invest NYLIM's resources in attracting and retaining qualified investment personnel to serve the Portfolios. The Board also took note of the continued increased costs borne by NYLIM and its affiliates due to new regulatory and compliance requirements.

The Board also reviewed information from NYLIM and its affiliates (including MacKay Shields and Institutional Capital) and Lord Abbett regarding the profitability realized by them due to their overall relationship with the Portfolios. For NYLIM and these Subadvisors, the Board considered information illustrating the revenues and expenses allocated to the Portfolios. With respect to Winslow, the Board considered representations from Winslow and NYLIM that the sub-advisory fee paid by NYLIM to Winslow was the result of arm's-length negotiations. For both Lord Abbett and Winslow, which are Subadvisors not affiliated with NYLIM, the Board focused primarily on the profitability of the relationship among NYLIM, its affiliates and the Portfolios. In this regard, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. The Board also considered the consistency of NYLIM's methodology for allocating revenues and expenses to the Portfolios as part of the Board's review of profitability information form year-to-year. In connection with NYLIM's proposal to increase overall management fees paid by certain Portfolios under the New Management Agreement, the Board acknowledged that any impact on NYLIM's profitability due to the increased management fees is not expected to be material. While recognizing the difficulty in evaluating NYLIM's profitability with respect to the Portfolios, and noting that other profitability methodologies also may be reasonable, the Board concluded that the profitability methodology presented by NYLIM to the Board with respect to the Portfolios was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also recognized certain fall-out benefits that may be realized by NYLIM, its affiliates and the Subadvisors due to their relationship with the Portfolios. The Board recognized, for example, the benefits to NYLIM and the Subadvisors from legally permitted "soft-dollar" arrangements by which brokers provide research and other services to NYLIM and the Subadvisors in exchange for commissions paid by the Portfolios with respect to trades on a Portfolio's portfolio securities. The Board also considered that, in addition to fees earned by NYLIM for managing the Portfolios, NYLIM affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios' distributor. The information provided to the Board indicated that the profitability to NYLIM and its affiliates arising directly from such other arrangements was not excessive.

The Board noted that, although it assessed the overall profitability of the Portfolios to NYLIM and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to NYLIM and its affiliates under the New Management Agreement, the Board considered the profitability of NYLIM's relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses. After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that the profits realized by NYLIM and its affiliates (including MacKay Shields and Institutional Capital) and Lord Abbett due to their relationships with the Portfolios are fair and reasonable. With respect to Winslow, the Board concluded that any profits realized by Winslow due to its relationship with the MainStay VP Large Cap Growth Portfolio are the result of arm's-length negotiations between NYLIM and Winslow, and are based on sub-advisory fees paid to Winslow by NYLIM, not the Portfolio.



82    MainStay VP Series Fund, Inc.

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE PORTFOLIOS GROW

The Board also considered whether each Portfolio's expense structure permitted economies of scale to be shared with Fund investors. While recognizing that any precise determination of future economies of scale is necessarily subjective, the Board considered the extent to which NYLIM may realize a larger profit margin as a Portfolio's assets grow over time. The Board reviewed information from NYLIM and Strategic Insight showing how each Portfolio's management fee compared with fees charged for similar services by peer funds if assets increase over time. The Board noted the extent to which each Portfolio may benefit from economies of scale through contractual breakpoints and fee waivers, and gave particular consideration to new breakpoints and fee waivers that the Board negotiated with NYLIM as part of the most recent annual contract review process. The Board took particular note of new contractual breakpoints placed on the fees of Portfolios subject to overall management fee increases under the New Management Agreement, and the impact of these breakpoints on each Portfolio's effective management fee at current and increased asset levels. The Board also considered NYLIM's commitment to work with the Board to regularly evaluate the need for additional breakpoints or fee waivers as Portfolio assets hypothetically grow over time.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio's expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio's expense structure as the Portfolio grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio's expected total ordinary operating expenses.

The Board considered information provided by NYLIM and the Subadvisors on the fees that NYLIM and each Subadvisor charge to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account the relative scope of services provided to the Portfolios as compared with NYLIM's and each Subadvisor's other investment advisory clients. The Board also considered comparative data provided by Strategic Insight on the fees and expense ratios charged by similar mutual funds managed by other investment advisers. This comparative information assisted the Board in evaluating the reasonableness of a Portfolio's management fees under the Agreements when compared to similar fees charged by NYLIM and each Subadvisors to other investment advisory clients, and fees charged by other investment advisers to mutual funds in a Portfolio's peer group.

In assessing the reasonableness of a Portfolio's management fees under the New Management Agreement--in particular with respect to those Portfolios that would pay overall higher management fees under the New Management Agreement--the Board specifically considered NYLIM's overall investment in maintaining and improving Portfolio investment performance in recent years, and NYLIM's ability and commitment to continue to invest in these areas going forward, as discussed above. With respect to each Portfolio's total ordinary operating expenses, the Board took note of fee and expense arrangements that had been negotiated by the Board with NYLIM as part of the most recent annual contract review process, and observed that the net management fees paid by many Portfolios impacted by proposed management fee increases had been lower than comparable fees paid by peer funds. The Board observed that, even with the higher management fees to be paid by certain Portfolios under the New Management Agreement, the management fee to be paid by each Portfolio is expected to be in proximity to the median comparable fee paid by peer funds.

Based on these considerations, the Board concluded that each Portfolio's management and sub-advisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including a majority of the Independent Directors, unanimously approved the Agreements.


                                                     www.mainstayfunds.com    83

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that New York Life Investment Management LLC (NYLIM) uses to vote proxies related to the Portfolios' securities is available without charge, upon request, (i) by calling 1-800-598-2019 and (ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 1-800-598-2019 or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio's Forms N-Q will be available without charge, on the SEC's website at www.sec.gov and may be available by calling NYLIM at 1-800-598-2019. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.



84    MainStay VP Series Fund, Inc.

DIRECTORS AND OFFICERS

The Directors oversee the Fund, the Manager and the Subadvisors.

Each Director serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Director shall render his or her resignation upon reaching age 72. A Director who has reached age 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee, except that no Director shall serve on the Board past his or her 75th birthday. Officers serve a term of one year and are elected annually by the Directors. The business address of each Director and Officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statements of Additional Information applicable to the Fund include additional information about the Directors and are available without charge upon request by calling toll-free 1-800-598-2019.


           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                             NUMBER OF
           WITH THE                                         PORTFOLIOS IN   OTHER
NAME AND   FUND AND                                         FUND COMPLEX    DIRECTORSHIPS
DATE OF    LENGTH OF      PRINCIPAL OCCUPATION(S)           OVERSEEN        HELD BY
BIRTH      SERVICE        DURING PAST FIVE YEARS            BY DIRECTOR     DIRECTOR
-------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*

BRIAN A.   Indefinite;    Member of the Board of                  74        Trustee,
MURDOCK    Director and   Managers and President (since                     Eclipse Funds
3/14/56    Chief          2004) and Chief Executive                         since June 2007
           Executive      Officer (since 2006), New York                    (3 funds);
           Officer        Life Investment Management LLC                    Director,
           since 2006     and New York Life Investment                      Eclipse Funds
                          Management Holdings LLC;                          Inc. since June
                          Senior Vice President, New                        2007 (23
                          York Life Insurance Company                       funds);
                          (since 2004); Chairman of the                     Trustee, The
                          Board and President, NYLIFE                       MainStay Funds
                          Distributors LLC (since 2004);                    since 2006 (21
                          Member of the Board of                            funds); and
                          Managers, Madison Capital                         Director, ICAP
                          Funding LLC and NYLCAP Manager                    Funds, Inc.,
                          LLC (since 2004), MacKay                          since 2006 (3
                          Shields LLC and Institutional                     funds)
                          Capital LLC (since 2006) and
                          McMorgan & Company LLC (since
                          2007); Chief Executive
                          Officer, Eclipse Funds,
                          Eclipse Funds Inc., The
                          MainStay Funds and ICAP Funds,
                          Inc. (since 2006); Chairman
                          (2006 to 2007), The MainStay
                          Funds; Chief Investment
                          Officer, MLIM Europe and Asia
                          (2001 to 2003); and President
                          of Merrill Japan and Chairman
                          of MLIM's Pacific Region (1999
                          to 2001)
-------------------------------------------------------------------------------------------




    * This Director is considered to be an "interested person" of the Fund within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, MacKay Shields LLC, McMorgan & Company LLC, Institutional Capital LLC, NYLIFE Securities Inc. and/or NYLIFE Distributors LLC, as described in detail in the column "Principal Occupation(s) During Past Five Years." All Directors not considered "interested persons" may be referred to as "Independent Directors."


                                                     www.mainstayfunds.com    85

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     PORTFOLIOS IN
NAME AND   FUND AND                                     FUND COMPLEX    OTHER
DATE OF    LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN        DIRECTORSHIPS
BIRTH      SERVICE        DURING PAST FIVE YEARS        BY DIRECTOR     HELD BY DIRECTOR
-----------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

SUSAN B.   Indefinite;    Partner, Strategic                  74        Chairman since
KERLEY     Chairman and   Management Advisors LLC                       2005 and Trustee
8/12/51    Director       (since 1990)                                  since 2000,
           since June                                                   Eclipse Funds (3
           2007                                                         funds); Chairman
                                                                        since 2005 and
                                                                        Director since
                                                                        1990, Eclipse
                                                                        Funds Inc. (23
                                                                        funds); Chairman
                                                                        and Director,
                                                                        ICAP Funds, Inc.,
                                                                        since 2006 (3
                                                                        funds); Chairman
                                                                        and Trustee, The
                                                                        MainStay Funds
                                                                        since June 2007
                                                                        (21 funds);
                                                                        Trustee, Legg
                                                                        Mason Partners
                                                                        Funds since 1991
                                                                        (68 portfolios)
-----------------------------------------------------------------------------------------
ALAN R.    Indefinite;    Retired; Partner, Ernst &           74        Trustee, Eclipse
LATSHAW    Director and   Young LLP (2002 to 2003);                     Funds since June
3/27/51    Audit          Partner, Arthur Andersen LLP                  2007 (3 funds);
           Committee      (1989 to 2002); Consultant                    Director, Eclipse
           Financial      to the Audit and Compliance                   Funds Inc. since
           Expert since   Committee of The MainStay                     June 2007 (23
           June 2007      Funds (2004 to 2006)                          funds); Director,
                                                                        ICAP Funds, Inc.,
                                                                        since June 2007
                                                                        (3 funds);
                                                                        Trustee, The
                                                                        MainStay Funds
                                                                        since 2006 (21
                                                                        funds); Trustee,
                                                                        State Farm
                                                                        Associates Funds
                                                                        Trusts since 2005
                                                                        (3 portfolios);
                                                                        Trustee, State
                                                                        Farm Mutual Fund
                                                                        Trust since 2005
                                                                        (15 portfolios);
                                                                        Trustee, State
                                                                        Farm Variable
                                                                        Product Trust
                                                                        since 2005 (9
                                                                        portfolios)
-----------------------------------------------------------------------------------------
PETER      Indefinite;    Independent Consultant;             74        Trustee, Eclipse
MEENAN     Director       President and Chief                           Funds since 2002
12/5/41    since June     Executive Officer, Babson-                    (3 funds);
           2007           United, Inc. (financial                       Director, Eclipse
                          services firm) (2000 to                       Funds Inc. since
                          2004); Independent                            2002 (23 funds);
                          Consultant (1999 to 2000);                    Director, ICAP
                          Head of Global Funds,                         Funds, Inc.,
                          Citicorp (1995 to 1999)                       since 2006 (3
                                                                        funds); Trustee,
                                                                        The MainStay
                                                                        Funds since 2006
                                                                        (21 funds)
-----------------------------------------------------------------------------------------
RICHARD    Indefinite;    Managing Director, ICC              74        Trustee, Eclipse
H. NOLAN,  Director       Capital Management;                           Funds since June
JR.        since 2006     President--Shields/                           2007 (3 funds);
11/16/46                  Alliance, Alliance Capital                    Director, Eclipse
                          Management (1994 to 2004)                     Funds Inc. since
                                                                        June 2007 (23
                                                                        funds); Director,
                                                                        ICAP Funds, Inc.,
                                                                        since June 2007
                                                                        (3 funds);
                                                                        Trustee, The
                                                                        MainStay Funds
                                                                        since June 2007
                                                                        (21 funds)
-----------------------------------------------------------------------------------------
RICHARD    Indefinite;    Chairman (1990 to present)          74        Trustee, Eclipse
S.         Director       and Chief Executive Officer                   Funds since June
TRUTANIC   since June     (1990 to 1999), Somerset                      2007 (3 funds);
2/13/52    2007           Group (financial advisory                     Director, Eclipse
                          firm); Managing Director and                  Funds Inc. since
                          Advisor, The Carlyle Group                    June 2007 (23
                          (private investment firm)                     funds); Director,
                          (2002 to 2004); Senior                        ICAP Funds, Inc.,
                          Managing Director and                         since June 2007
                          Partner, Groupe Arnault S.A.                  (3 funds);
                          (private investment firm)                     Trustee, The
                          (1999 to 2002)                                MainStay Funds
                                                                        since 1994 (21
                                                                        funds)
-----------------------------------------------------------------------------------------
ROMAN L.   Indefinite;    V. Duane Rath Professor of          74        Trustee, Eclipse
WEIL       Director       Accounting, Graduate School                   Funds since June
5/22/40    since 1994     of Business, University of                    2007 (3 funds);
           and Audit      Chicago; President, Roman L.                  Director, Eclipse
           Committee      Weil Associates, Inc.                         Funds Inc. since
           Financial      (consulting firm)                             June 2007 (23
           Expert since                                                 funds); Director,
           2003                                                         ICAP Funds, Inc.,
                                                                        since June 2007
                                                                        (3 funds);
                                                                        Trustee, The
                                                                        MainStay Funds
                                                                        since June 2007
                                                                        (21 funds)
-----------------------------------------------------------------------------------------








86    MainStay VP Series Fund, Inc.

           TERM OF
           OFFICE,
           POSITION(S)
           HELD                                         NUMBER OF
           WITH THE                                     PORTFOLIOS IN
NAME AND   FUND AND                                     FUND COMPLEX    OTHER
DATE OF    LENGTH OF      PRINCIPAL OCCUPATION(S)       OVERSEEN        DIRECTORSHIPS
BIRTH      SERVICE        DURING PAST FIVE YEARS        BY DIRECTOR     HELD BY DIRECTOR
-----------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

JOHN A.    Indefinite;    Retired. Managing Director          74        Trustee, Eclipse
WEISSER    Director       of Salomon Brothers, Inc.                     Funds since June
10/22/41   since 1997     (1971 to 1995)                                2007 (3 funds);
                                                                        Director, Eclipse
                                                                        Funds Inc. since
                                                                        June 2007 (23
                                                                        funds); Director,
                                                                        ICAP Funds, Inc.,
                                                                        since June 2007
                                                                        (3 funds);
                                                                        Trustee, The
                                                                        MainStay Funds
                                                                        since June 2007
                                                                        (21 funds);
                                                                        Trustee, Direxion
                                                                        Funds (71
                                                                        portfolios) and
                                                                        Direxion
                                                                        Insurance Trust
                                                                        (45 portfolios)
                                                                        since March 2007
-----------------------------------------------------------------------------------------




           POSITION(S)
           HELD
           WITH THE
NAME AND   FUND AND
DATE OF    LENGTH OF
BIRTH      SERVICE        PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------
OFFICERS

ROBERT A.  Chief Legal    Senior Managing Director, General Counsel and Secretary, New
ANSELMI    Officer        York Life Investment Management LLC (including predecessor
10/19/46   since 2004     advisory organizations) (since 2000); Secretary (since 2001)
                          and General Counsel (since 2004), New York Life Investment
                          Management Holdings LLC; Senior Vice President, New York life
                          Insurance Company (since 2000); Vice President and Secretary,
                          McMorgan & Company LLC (since 2001); Secretary, NYLIM Service
                          Company LLC (since 2005), NYLCAP Manager LLC (since 2004),
                          Madison Capital Funding LLC (since 2002) and Institutional
                          Capital LLC (since 2006); Chief Legal Officer, Eclipse Funds,
                          Eclipse Funds Inc. and The MainStay Funds (since 2004),
                          McMorgan Funds (since 2005) and ICAP Funds, Inc. (since 2006);
                          Managing Director and Senior Counsel, Lehman Brothers Inc.
                          (1998 to 1999); General Counsel and Managing Director, JP
                          Morgan Investment Management Inc. (1986 to 1998)
-----------------------------------------------------------------------------------------
JACK R.    Treasurer      Managing Director, New York Life Investment Management LLC
BENIN-     and            (since June 2007); Treasurer and Principal Financial and
TENDE      Principal      Accounting Officer, Eclipse Funds, Eclipse Funds Inc., The
5/12/64    Financial      MainStay Funds and ICAP Funds, Inc. (since June 2007); Vice
           and            President, Prudential Investments (2000 to 2007); Assistant
           Accounting     Treasurer, JennisonDryden Family of Funds, Target Portfolio
           Officer        Trust, The Prudential Series Fund and American Skandia Trust
           since June     (2006 to 2007); Treasurer and Principal Financial Officer, The
           2007           Greater China Fund (2007)
-----------------------------------------------------------------------------------------
STEPHEN    President      Senior Managing Director and Chief Marketing Officer, New York
P. FISHER  since          Life Investment Management LLC (since 2005); Managing
2/22/59    March 2007     Director--Retail Marketing, New York Life Investment Management
                          LLC (2003 to 2005); President, Eclipse Funds, Eclipse Funds
                          Inc., The MainStay Funds and ICAP Funds, Inc. (since March
                          2007); Managing Director, UBS Global Asset Management (1999 to
                          2003)
-----------------------------------------------------------------------------------------
SCOTT T.   Vice           Director, New York Life Investment Management LLC (including
HAR-       President--    predecessor advisory organizations) (since 2000); Executive
RINGTON    Administra-    Vice President, New York Life Trust Company and New York Life
2/8/59     tion since     Trust Company, FSB (since 2006); Vice
           2005           President--Administration, Eclipse Funds, Eclipse Funds Inc.
                          and The MainStay Funds (since 2005) and ICAP Funds, Inc. (since
                          2006)
-----------------------------------------------------------------------------------------
ALISON H.  Senior Vice    Senior Managing Director and Chief Compliance Officer (since
MICUCCI    President      2006) and Managing Director and Chief Compliance Officer (2003
12/16/65   and Chief      to 2006), New York Life Investment Management LLC and New York
           Compliance     Life Investment Management Holdings LLC; Senior Managing
           Officer        Director, Compliance (since 2006) and Managing Director,
           since 2006     Compliance (2003 to 2006), NYLIFE Distributors LLC; Chief
                          Compliance Officer, NYLCAP Manager LLC; Senior Vice President
                          and Chief Compliance Officer, Eclipse Funds, Eclipse Funds
                          Inc., The MainStay Funds and ICAP Funds, Inc. (since 2006);
                          Vice President--Compliance, Eclipse Funds, Eclipse Funds Inc.
                          and The MainStay Funds (2004 to 2006); Deputy Chief Compliance
                          Officer, New York Life Investment Management LLC (2002 to
                          2003); Vice President and Compliance Officer, Goldman Sachs
                          Asset Management (1999 to 2002)
-----------------------------------------------------------------------------------------
MARGUER-   Secretary      Managing Director and Associate General Counsel, New York Life
ITE E. H.  since 2004     Investment Management LLC (since 2004); Managing Director and
MORRISON*                 Secretary, NYLIFE Distributors LLC; Secretary, Eclipse Funds,
3/26/56                   Eclipse Funds Inc. and The MainStay Funds (since 2004) and ICAP
                          Funds, Inc. (since 2006); Chief Legal Officer--Mutual Funds and
                          Vice President and Corporate Counsel, The Prudential Insurance
                          Company of America (2000 to 2004)
-----------------------------------------------------------------------------------------




   * In addition to serving as Secretary of the Fund, effective January 1, 2008, Marguerite E. H. Morrison assumed the role of Chief Legal Officer to the Fund.


                                                     www.mainstayfunds.com    87

DIRECTORS AND OFFICERS*

SUSAN B. KERLEY
CHAIRMAN AND DIRECTOR

BRIAN A. MURDOCK
CHIEF EXECUTIVE OFFICER AND DIRECTOR

STEPHEN P. FISHER
PRESIDENT

ALAN R. LATSHAW
DIRECTOR

PETER MEENAN
DIRECTOR

RICHARD H. NOLAN, JR.
DIRECTOR

RICHARD S. TRUTANIC
DIRECTOR

ROMAN L. WEIL
DIRECTOR

JOHN A. WEISSER, JR.
DIRECTOR

ROBERT A. ANSELMI
CHIEF LEGAL OFFICER

JACK BENINTENDE
TREASURER AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

SCOTT T. HARRINGTON
VICE PRESIDENT--ADMINISTRATION

ALISON H. MICUCCI
SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER

MARGUERITE E. H. MORRISON
SECRETARY

INVESTMENT ADVISER

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Some Portfolios may not be available in all products.
 * As of December 31, 2007.
** An affiliate of New York Life Investment Management LLC.


SUBADVISOR

MACKAY SHIELDS LLC**

ADMINISTRATOR

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

DISTRIBUTOR

NYLIFE DISTRIBUTORS LLC

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL

DECHERT LLP



88    MainStay VP Series Fund, Inc.